AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2009

                                            REGISTRATION STATEMENT NO. 333-35587

                                                                       811-08011

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM N-6

                  REGISTRATION UNDER THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 18

                                     AND/OR

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               AMENDMENT NO. 15 TO

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                           (Exact name of Registrant)


                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                               (Name of Depositor)

                  Mutual of Omaha Plaza, Omaha, Nebraska 68175
              (Address of Depositor's Principal Executive Offices)

                                 (402) 351-5225
                Depositor's Telephone Number, including area code

                            Michael E. Huss, Esquire
                            Mutual of Omaha Companies
                          Mutual of Omaha Plaza, 3-Law
                              Omaha, Nebraska 68175
                      Internet: mike.huss@mutualofomaha.com
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/ /      immediately upon filing pursuant to paragraph (b) of Rule 485.

/X/      on May 1, 2010 pursuant to paragraph (b) of Rule 485.

/ /      ___ days after filing pursuant to paragraph (a)(1) of Rule 485.

/ /      on May 1, 2010 pursuant to paragraph (a)(1) of Rule 485.

                    If appropriate, check the following box:
    / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             ----------------------

UNITED OF OMAHA LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------

Ultra Variable Life                                                   [LOGO]
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE               MUTUAL OF OMAHA

--------------------------------------------------------------------------------

                           VARIABLE PRODUCT PROSPECTUS

================================================================================
                                                         PROSPECTUS: MAY 1, 2010


                                                             ULTRA VARIABLE LIFE
    [LOGO]      |                                    INDIVIDUAL FLEXIBLE PREMIUM
MUTUAL OF OMAHA | UNITED OF OMAHA                        VARIABLE LIFE INSURANCE

      This Prospectus describes ULTRA VARIABLE LIFE, a flexible premium variable life insurance policy offered by UNITED OF OMAHA LIFE INSURANCE COMPANY. The minimum specified amount of insurance coverage is $100,000.

      The Policy includes 29 variable investment options (where you have the investment risk) with investment portfolios from:

      o     THE ALGER AMERICAN FUND

      o     FEDERATED INSURANCE SERIES

      o FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS

      o     MFS(R) VARIABLE INSURANCE TRUST

      o     PIONEER VARIABLE CONTRACTS TRUST

      o     DWS INVESTMENTS VIT FUNDS

      o     DWS VARIABLE SERIES I

      o T. ROWE PRICE(R) EQUITY SERIES, INC., FIXED INCOME SERIES, INC. AND INTERNATIONAL SERIES, INC.

      o     VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC.

      and two fixed rate options (where we have the investment risk).

      The variable investment options are not direct investments in mutual fund shares, but are offered through Subaccounts of United of Omaha Separate Account
B. THE VALUE OF YOUR POLICY WILL GO UP OR DOWN BASED ON THE INVESTMENT PERFORMANCE OF THE VARIABLE INVESTMENT OPTIONS THAT YOU CHOOSE. THERE IS NO MINIMUM GUARANTEED CASH SURRENDER VALUE FOR ANY AMOUNTS YOU ALLOCATE TO THE VARIABLE INVESTMENT OPTIONS. THE AMOUNT OF THE DEATH BENEFIT CAN ALSO VARY AS A RESULT OF INVESTMENT PERFORMANCE.

--------------------------------------------------------------------------------
PLEASE READ THIS PROSPECTUS CAREFULLY. It provides information you should consider before investing in a Policy. Keep this Prospectus and the prospectuses for the investment portfolios for future reference.
--------------------------------------------------------------------------------

The Securities and Exchange Commission ("SEC") maintains an internet web site (HTTP://WWW.SEC.GOV) that contains more information about us and the Policy. You may also review and copy our SEC registration of the Policy at the SEC's Public Reference Room in Washington, D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

THE SEC DOES NOT PASS UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, AND HAS NOT APPROVED OR DISAPPROVED THE POLICY. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.

             REMEMBER THAT THE POLICY AND THE INVESTMENT PORTFOLIOS:

                o     ARE SUBJECT TO RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL

                o     ARE NOT BANK DEPOSITS

                o     ARE NOT GOVERNMENT INSURED

                o     ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY

                o     MAY NOT ACHIEVE THEIR GOALS

================================================================================
        UNITED OF OMAHA LIFE INSURANCE COMPANY, VARIABLE PRODUCT SERVICES MAILING ADDRESS: P.O. BOX 750497, TOPEKA, KANSAS 66675-0497 1-800-238-9354
================================================================================

--------
CONTENTS

                                                                          Pages
--------------------------------------------------------------------------------
POLICY BENEFITS/RISKS SUMMARY                                              3-6
   Policy Benefits
   Policy Risks
--------------------------------------------------------------------------------
FEE TABLES                                                                7-10
--------------------------------------------------------------------------------
HOW THE POLICY OPERATES                                                   11-13
--------------------------------------------------------------------------------
COMPARISON TO OTHER POLICIES AND INVESTMENTS                               14
--------------------------------------------------------------------------------
ABOUT US                                                                   15
--------------------------------------------------------------------------------
INVESTMENT OPTIONS                                                        16-26
   Variable Investment Options
   Fixed Rate Options
   Transfers
   Market-Timing Restrictions
   Dollar Cost Averaging
   Systematic Transfer Enrollment Program
   Asset Allocation Program
   Rebalancing Program
--------------------------------------------------------------------------------
IMPORTANT POLICY PROVISIONS                                               27-31
   Policy Application and Premium Payments
   Accumulation Value
   Lapse and Grace Period
   Continuation of Insurance
   Maturity Date
   Paid-Up Life Insurance
   Reinstatement
   Coverage Beyond Maturity
   Delay of Payments
--------------------------------------------------------------------------------
EXPENSES                                                                  32-35
   Deductions from Premium
   Monthly Deduction
   Transfer Charge
   Surrender Charge
   Series Fund Charges; Investment Advisory Fees
--------------------------------------------------------------------------------
POLICY DISTRIBUTIONS                                                      36-38
   Policy Loans
   Surrender
   Partial Withdrawals
   Death Benefit
   Payment of Proceeds
--------------------------------------------------------------------------------
FEDERAL TAX MATTERS                                                       39-42
   Life Insurance Qualification
   Tax Treatment of Loans and Other Distributions
   Other Policy Owner Tax Matters
--------------------------------------------------------------------------------
MISCELLANEOUS                                                             43-44
   Telephone Transactions
   Distribution of the Policies
   Legal Proceedings
   Financial Statements
   USA Patriot Act Notice
   Privacy Notice
--------------------------------------------------------------------------------
DEFINITIONS                                                                45
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION                                        46
--------------------------------------------------------------------------------

-----------------------------
POLICY BENEFITS/RISKS SUMMARY

      The ULTRA VARIABLE LIFE Policy described in this Prospectus is a variable life insurance policy. The Policy is built around its Accumulation Value. The Accumulation Value will increase or decrease depending on the investment performance of the variable investment options, the amount of interest we credit to the fixed rate options, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). THERE IS NO MINIMUM GUARANTEED CASH SURRENDER VALUE. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

      This summary describes the Policy's important benefits and risks. The sections in this Prospectus following this summary discuss the Policy's benefits and other provisions in more detail. THE GLOSSARY AT THE END OF THIS PROSPECTUS DEFINES CERTAIN WORDS AND PHRASES USED IN THIS PROSPECTUS.

      The Policy is not available in all states. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

NOTE: Because this is a summary, it does not contain all the information that may be important to you. You should read this entire Prospectus and the underlying investment portfolios' prospectuses carefully before investing.

o     POLICY BENEFITS

DEATH BENEFITS

      We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. The amount paid is the death benefit described below, plus any amounts provided by rider, less any outstanding loans, unpaid loan interest and any unpaid Monthly Deductions.

      You have a choice of one of two death benefit options. (Option 1 is in effect unless you elect option 2.)

DEATH BENEFIT OPTION 1:

The death benefit is the greater of:

      (a)   the specified amount of insurance coverage on the date of death; or

      (b) the Policy's Accumulation Value on the date of death plus the corridor amount.

The death benefit amount can be level at the specified amount of insurance coverage.

DEATH BENEFIT OPTION 2:

The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:

      (a)   the specified amount of insurance coverage on the date of death; or

      (b)   the corridor amount.

The death benefit amount will always vary as the Accumulation Value goes up or down each day.

Subject to certain restrictions and limitations, you can usually change the death benefit option and the specified amount of insurance coverage. Changing the death benefit option or specified amount of insurance coverage may have tax consequences.

NO-LAPSE PERIOD:

If you meet the minimum monthly premium or the lifetime premium and certain other requirements and limitations, the Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction.

The No-Lapse period will vary from state to state and the lifetime No-Lapse period is not available in all states.

ADDITIONAL INSURED RIDER:

For an additional charge, this rider provides term insurance for the primary insured.

ACCIDENTAL DEATH BENEFIT RIDER:

For an additional charge, this rider provides additional coverage of the insured in the event of an accidental death.

ACCELERATED DEATH BENEFIT RIDER:

This rider provides a full payout of the lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000 for the primary insured with evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). This rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If the rider option is exercised, then all other riders and the base Policy will terminate. For the tax consequences associated with adding or exercising the accelerated death benefit rider see "Federal Tax Matters".

CASH BENEFITS

      The primary purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. The Cash Surrender Value (the Accumulation Value less any Policy loans, unpaid interest, and any applicable surrender charges) may be substantially less than the premiums paid.

      Subject to certain restrictions and limitations, the Accumulation Value of a Policy may be transferred among the Subaccounts and the fixed account. Transfers of Accumulation Value may be made pursuant to specific instruction we receive from you or as part of one of the dollar cost averaging, STEP, asset allocation or rebalancing programs described in this Prospectus.

POLICY LOAN:

After the first Policy Year (at any time in Indiana), you may borrow up to 100% of the Cash Surrender Value, less loan interest to the end of the Policy Year, and less a Monthly Deduction that is sufficient to continue the Policy in force for at least one month. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. See "Federal Tax Matters."

SURRENDER:

While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end. The surrender of a Policy may have federal income tax consequences. See "Federal Tax Matters."

PARTIAL WITHDRAWAL:

After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any applicable surrender charge will be deducted from the Accumulation Value on the date we receive your request. A partial withdrawal will affect the death benefit. A partial withdrawal may have federal income tax consequences. See "Federal Tax Matters."

TRANSFERS:

The Policy is designed for long-term investment, not for active trading or "market timing." Nevertheless, subject to certain restrictions, you (or a third party, if your written authorization is received) may transfer all or part of your Accumulation Value from one Subaccount to another, from the Subaccounts to the fixed account, or from the fixed account to any Subaccount.

DOLLAR COST AVERAGING:

Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). Certain minimums and other restrictions apply.

STEP PROGRAM:

The STEP Program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within 12 months.

ASSET ALLOCATION PROGRAM:

The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account.

REBALANCING PROGRAM:

The rebalancing program allows you to have part or all of your Accumulation Value automatically re-balanced among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis.

TAX BENEFITS

      We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code. Therefore, the death benefit generally should be excludable from the gross income of the Beneficiary. Similarly, you should not be in constructive receipt of the Cash Surrender Value, and therefore should not be taxed on increases in the Accumulation Value until you take out a loan or a withdrawal, surrender the Policy, or we pay the maturity benefit. In addition, transfers of Accumulation Value are not taxable transactions.

RIGHT TO EXAMINE PERIOD

      Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

SUPPLEMENTAL RIDER BENEFITS

      Your Policy may have one or more supplemental benefits, which are attached to the Policy by rider. Each is subject to its own requirements as to eligibility and for most riders there is an additional charge. In addition to the riders previously described, other benefits currently available under the Policy are: a disability rider, paid-up life insurance rider, and waiver of surrender charge rider.

ILLUSTRATIONS

      Upon request, we will provide illustrations based upon the proposed insured's actual age, sex, risk and rate class, the specified amount of insurance coverage, the proposed amount and frequency of premium payments and any available riders requested. These illustrations may assist you in comparing the Policy's death benefits, Cash Surrender Values and Accumulation Values with those of other variable life insurance policies. The illustrations may demonstrate that the Cash Surrender Value may be zero or very low (compared to premium paid), especially in the early Policy Years. Remember that the illustrations are only hypothetical and do not guarantee future values or benefits.

o     POLICY RISKS

INVESTMENT RISK

      If you allocate your Accumulation Value to one or more Subaccounts (i.e. variable investment options) then you will be subject to the risk that investment performance will be unfavorable and that the Accumulation Value will decrease. In addition, we deduct fees and charges from your Accumulation Value. There is no minimum guaranteed Accumulation Value. The Accumulation Value may decrease if the investment performance of the Subaccounts (to which Accumulation Value is allocated) is not sufficiently positive to cover the charges deducted under the Policy. During times of poor investment performance, these deductions will have an even greater impact on your Accumulation Value. You could lose everything you invest. If you allocate net premiums to one of the fixed rate options, then we credit your Accumulation Value (in the fixed rate options) with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than the applicable guaranteed minimum annual effective rate.

RISK OF LAPSE

      Your Policy can lapse without value, EVEN IF ALL PLANNED PREMIUMS HAVE BEEN PAID IN FULL AND ON SCHEDULE, if the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. If a Policy loan is outstanding, lapse will occur if the Cash Surrender Value is not enough to cover the Monthly Deduction and any outstanding loan interest (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment. Additional premium payments will be necessary during the grace period to keep the Policy in force if this occurs. A lapse could result in adverse tax consequences.

TAX RISKS

      We anticipate that the Policy should generally be deemed a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly with respect to Policies issued on a substandard basis. Also, there may be some uncertainty regarding the tax treatment of preferred loans. Please consult a tax adviser about these consequences.

      Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract for federal tax purposes. If a Policy is treated as a modified endowment contract, then surrenders, partial withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial withdrawals, and loans taken before you reach age 59 1/2. If the Policy is not a modified endowment contract, then distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a modified endowment contract are subject to the 10% penalty tax.

See "Federal Tax Matters." YOU SHOULD CONSULT A QUALIFIED TAX ADVISER FOR ASSISTANCE IN ALL POLICY-RELATED TAX MATTERS.

SURRENDER, PARTIAL WITHDRAWAL AND DECREASE IN SPECIFIED AMOUNT OF INSURANCE COVERAGE

      If you surrender the Policy or make a partial withdrawal, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. The surrender charge varies by issue age, sex (except Montana), risk and rate class, and length of time your Policy has been in force and the specified amount of insurance coverage. Generally, the surrender charge will be greatest in the early Policy Years. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy, especially in the first few Policy Years. If you decrease the Policy's current specified amount of insurance coverage, we may deduct a surrender charge. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Accumulation Value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

A SURRENDER OR PARTIAL WITHDRAWAL MAY HAVE TAX CONSEQUENCES.

LOAN RISKS

      A Policy loan will affect your Policy in several ways over time, whether or not it is repaid, because the investment results of the variable Subaccounts and fixed rate options may be less than (or greater than) the net interest rate credited on the amount transferred to the Loan Account.

      o Your Accumulation Value, in comparison to a Policy under which no loan has been made, will be less if the Loan Account net interest rate is less than the investment return of the applicable variable Subaccounts or applicable rate of the fixed rate options (and greater if the Loan Account net interest rate is higher than the investment return of the applicable variable Subaccounts or fixed rate options).

      o A Policy loan increases the risk that the Policy will terminate, since a loan decreases the Cash Surrender Value.

      o If the death benefit becomes payable while a Policy loan is outstanding, the loan balance will be deducted in calculating the death benefit proceeds.

If you surrender the Policy or your Policy terminates because the Monthly Deduction and loan interest due is greater than the Cash Surrender Value on any Monthly Deduction date (and a grace period expires without a sufficient premium payment), the amount of the loan, to the extent it has not been previously taxed, may be taxable to you.

INVESTMENT PORTFOLIO RISKS

      A comprehensive discussion of the risks of each investment portfolio may be found in each investment portfolio's prospectus. Please refer to the investment portfolios' prospectuses for more information.

   THERE IS NO ASSURANCE THAT ANY INVESTMENT PORTFOLIO WILL ACHIEVE ITS STATED
                                INVESTMENT GOAL.

----------
FEE TABLES

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. The first table describes the fees and expenses that you will pay at the time that you pay premiums, surrender the Policy, make partial withdrawals from the Policy, and transfer Accumulation Value among the Subaccounts and the fixed account. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

------------------------------------------------------------------------------------------------------------------------------
                                                       TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------------
                                       WHEN CHARGE                 AMOUNT DEDUCTED -                 AMOUNT DEDUCTED -
          CHARGE                       IS DEDUCTED              MAXIMUM GUARANTEED CHARGE             CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------
DEDUCTIONS FROM PREMIUMS:
------------------------------------------------------------------------------------------------------------------------------
   TAX CHARGE                     Upon receipt of each        3.75% of each premium payment           3.75% of each
                                    premium payment                                                  premium payment
------------------------------------------------------------------------------------------------------------------------------
   PREMIUM PROCESSING             Upon receipt of each          $2.00 per premium payment          $2.00 per premium payment
   CHARGE                           premium payment
------------------------------------------------------------------------------------------------------------------------------
SURRENDER CHARGE:(1)
------------------------------------------------------------------------------------------------------------------------------
   MINIMUM AND MAXIMUM          At the time of surrender,     $0-$53 per $1,000 of specified    $0-$53 per $1,000 of specified
   CHARGE                       partial withdrawal, lapse,     amount of insurance coverage      amount of insurance coverage
                                or decrease in specified
                                  amount of insurance
                                      coverage
------------------------------------------------------------------------------------------------------------------------------
   31 YEAR OLD MALE,            At the time of surrender,     $10 per $1,000 of specified        $10 per $1,000 of specified
   STANDARD, PREFERRED NON-     partial withdrawal, lapse,    amount of insurance coverage       amount of insurance coverage
   SMOKER, $260,000 FACE IN      or decrease in specified
   THE FIRST POLICY YEAR          amount of insurance
                                      coverage
------------------------------------------------------------------------------------------------------------------------------
TRANSFER CHARGE:
------------------------------------------------------------------------------------------------------------------------------
                                     Upon the first                    No Charge                          No Charge
                                    12 transfers in
                                     a Policy Year
------------------------------------------------------------------------------------------------------------------------------
                                 Upon each transfer over           $10 per transfer                   $10 per transfer
                                   12 in a Policy Year
------------------------------------------------------------------------------------------------------------------------------
LOAN INTEREST SPREAD(2)         On Policy anniversary or      2.00% (annually) up to the 10th      2.00% (annually) up to
                                earlier, as applicable(3)    Policy Year, and zero thereafter        the 10th Policy Year
                                                                                                     and zero thereafter
------------------------------------------------------------------------------------------------------------------------------

----------
(1) The surrender charge varies by issue age, sex (except Montana), risk and rate class, length of time the Policy has been in force, and amount of insurance coverage. You may obtain more detailed information concerning the surrender charge by contacting our Variable Product Service Office at 1-800-238-9354. Surrender charges may be waived in certain circumstances. See "Surrender Charge Waivers."

(2) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (which is 6.00% annually) and the amount of interest we credit to the amount in your Loan Account (which is 4.00% annually up to the 10th Policy Year and 6.00% thereafter).

(3) While a Policy loan is outstanding, loan interest is charged in arrears on each Policy anniversary or, if earlier, on the date of loan repayment, Policy lapse, surrender, termination, or the insured's death.

      The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including the Series Funds' fees and expenses. If the amount of a charge depends on the personal characteristics of the insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth in the table. These charges may not be typical of the charges you will pay.

------------------------------------------------------------------------------------------------------------------------------
                                   PERIODIC CHARGES OTHER THAN SERIES FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
                                       WHEN CHARGE                   AMOUNT DEDUCTED -               AMOUNT DEDUCTED -
         CHARGE                        IS DEDUCTED               MAXIMUM GUARANTEED CHARGE            CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------
COST OF INSURANCE:(4)
------------------------------------------------------------------------------------------------------------------------------
   MINIMUM AND MAXIMUM              On each Monthly                  $0.06-$83.33                       $0.06-$83.33
   CHARGE                           Deduction Date

                                (per $1,000 of net amount
                                   at risk per month)
------------------------------------------------------------------------------------------------------------------------------
   31 YEAR OLD MALE,                On each Monthly                     $0.12                             $0.12
   STANDARD, PREFERRED NON-         Deduction Date
   SMOKER, $260,000 FACE IN
   THE FIRST POLICY YEAR        (per $1,000 of net amount
                                   at risk per month)
------------------------------------------------------------------------------------------------------------------------------
RISK CHARGE                        On each Monthly           Annual rate of:                    Annual rate of:
                                   Deduction Date
                                                             o   0.70% of the Accumulation      o   0.70% of the Accumu-
                                                                 Value during first 10 Policy       lation Value during first
                                                                 Years                              10 Policy Years

                                                             o   0.55% of the Accumulation      o   0.55% of the Accumu-
                                                                 Value for Policy Years after       lation Value up to, and
                                                                 10(5)                              0.15% of the Accumu-
                                                                                                    lation Value in excess of,
                                                                                                    $25,000 for Policy Years
                                                                                                    after 10(5)
------------------------------------------------------------------------------------------------------------------------------
ADMINISTRATIVE CHARGE              On each Monthly                       $7.00                             $7.00
                                   Deduction Date
------------------------------------------------------------------------------------------------------------------------------

----------
(4) Cost of insurance charges vary based on the issue age, sex (except Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and for length of time the Policy has been in force. The charge generally increases as the insured ages. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charge applicable to your Policy, and you may obtain more detailed information concerning your cost of insurance charges by contacting our Variable Product Service Office at 1-800-238-9354. Also, before you purchase the Policy, you may request personalized illustrations of hypothetical future benefits under the Policy based upon the insured's age, sex, and risk and rate class, the current specified amount of insurance coverage, planned premiums, and riders requested.

(5) For Policy Years after 10, the risk charge is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000; the latter can increase but the risk charge after Policy Year 10 will never exceed 0.55% of the Accumulation Value.

------------------------------------------------------------------------------------------------------------------------------
                                PERIODIC CHARGES OTHER THAN SERIES FUND OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------------
                                       WHEN CHARGE                  AMOUNT DEDUCTED -                 AMOUNT DEDUCTED -
        CHARGE                         IS DEDUCTED               MAXIMUM GUARANTEED CHARGE             CURRENT CHARGE
------------------------------------------------------------------------------------------------------------------------------
OPTIONAL RIDER CHARGES:(6)
------------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INSURED RIDER
------------------------------------------------------------------------------------------------------------------------------
   MINIMUM AND MAXIMUM               On each Monthly                $0.06-$83.33                       $0.03-$83.33
   CHARGE                            Deduction Date
                                  (per $1,000 of rider
                                     benefit amount
                                       per month)
------------------------------------------------------------------------------------------------------------------------------
   31 YEAR OLD MALE, STANDARD,       On each Monthly                   $0.09                              $0.06
   PREFERRED NON-SMOKER,             Deduction Date
   $260,000 FACE IN THE FIRST     (per $1,000 of rider
   POLICY YEAR                       benefit amount
                                       per month)
------------------------------------------------------------------------------------------------------------------------------
ACCIDENTAL DEATH
BENEFIT RIDER
------------------------------------------------------------------------------------------------------------------------------
   MINIMUM AND MAXIMUM               On each Monthly                 $0.08-$0.18                        $0.08-$0.18
   CHARGE                            Deduction Date
                                 (per $1,000 of rider
                                    coverage amount
                                      per month)
------------------------------------------------------------------------------------------------------------------------------
   31 YEAR OLD MALE, STANDARD,       On each Monthly                   $0.08                              $0.08
   PREFERRED NON-SMOKER,             Deduction Date
   $260,000 FACE IN THE FIRST     (per $1,000 of rider
   POLICY YEAR                       coverage amount
                                       per month)
------------------------------------------------------------------------------------------------------------------------------
DISABILITY RIDER
------------------------------------------------------------------------------------------------------------------------------
   MINIMUM AND MAXIMUM               On each Monthly               $0.07-$0.46                        $0.07-$0.46
   CHARGE                            Deduction Date
                                  (per $1.00 of rider
                                   monthly deduction)
------------------------------------------------------------------------------------------------------------------------------
   31 YEAR OLD MALE,                 On each Monthly                   $0.07                             $0.07
   STANDARD, PREFERRED NON-          Deduction Date
   SMOKER,$260,000 FACE IN        (per $1.00 of rider
   THE FIRST POLICY YEAR            monthly deduction)
------------------------------------------------------------------------------------------------------------------------------
PAID-UP LIFE                        Date rider benefit         3.0% of Accumulation Value         3.0% of Accumulation Value
INSURANCE RIDER                       is exercised
------------------------------------------------------------------------------------------------------------------------------
WAIVER OF SURRENDER                       N/A                          No Charge                         No Charge
CHARGE RIDER
------------------------------------------------------------------------------------------------------------------------------
ACCELERATED DEATH                 Date benefit is paid         6.0% of the death benefit(7)       6.0% of death benefit(7)
BENEFIT RIDER
------------------------------------------------------------------------------------------------------------------------------

----------
(6) Charges for most of the riders vary based on the insured's issue or actual age, sex, and risk and rate class, and may vary based on Policy Year and specified amount of insurance coverage or net amount at risk. Charges based on actual age may increase as the insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your
      Policy's data page will indicate the rider charges applicable to your Policy, and more detailed information concerning these rider charges is available on request from our Variable Product Services Office.

(7) The charge is 12% of the death benefit in New Jersey and 4% of the death benefit in Washington.

      The next item shows the minimum and maximum total operating expenses deducted from the total net assets of the investment portfolios (before fee waivers or expense reimbursements) during the fiscal year ended December 31, 2009. Expenses of the investment portfolios may be higher or lower in the future. More detail concerning each investment portfolio's fees and expenses is contained in the prospectus for each investment portfolio.


ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES:(8)

--------------------------------------------------------------------------------
                                                                MINIMUM  MAXIMUM
-------------------------------------------------------------------------------
ANNUAL INVESTMENT PORTFOLIO OPERATING EXPENSES (expenses that    0.10%   1.62%
are deducted from portfolio assets, including management fees, distribution or service fees (12b-1 fees), and other expenses)
--------------------------------------------------------------------------------

----------


(8) The fee and expense data regarding each Series Fund, which is based upon fees and expenses for 2009, was provided to United of Omaha by the Series Fund. The Series Funds are not affiliated with United of Omaha. We have not independently verified these figures.

-----------------------
HOW THE POLICY OPERATES

The following chart shows how the Policy operates and includes a summary of expenses. For more information, refer to specific sections of this Prospectus.

            --------------------------------------------------------
                                POLICY FLOW CHART
            --------------------------------------------------------

                                     PREMIUM

            o The minimum initial premium required is based on the initial specified amount of insurance coverage (minimum amount of $100,000).

            o Additional premium payments may be made pursuant to a planned premium schedule. Payments in addition to planned premiums may be made, within limits.

            o Additional premiums may be required to prevent the Policy from lapsing. Payment of the planned premiums may NOT be enough to keep the Policy from lapsing, even during the No-Lapse Period.
            --------------------------------------------------------
                                        |
                                        |

            --------------------------------------------------------
                      DEDUCTIONS BEFORE ALLOCATING PREMIUM

            Premium Charges per premium payment:

            o 3.75% of each premium for state and federal tax expenses (which may be more or less than the actual amount of federal and state tax expense that we are required to pay for a particular Policy or premium).

            o     $2  from  each  premium  for  premium   processing
                  expenses.

            The remaining amount is your net premium.
            --------------------------------------------------------
                                        |
                                        |

      --------------------------------------------------------------------
                             INVESTMENT OF PREMIUM

      o You direct the allocation of all net premiums among the 29 Subaccounts of the Variable Account, the fixed account and the systematic transfer account. Each Subaccount invests in a corresponding investment portfolio of one of the Series Funds.
      --------------------------------------------------------------------
                                        |
                                        |

--------------------------------------------------------------------------------
                        CHARGES DEDUCTED FROM ASSETS

o We take a Monthly Deduction out of your Accumulation Value (the annual rates set forth below are calculated as a percentage of Accumulation Value) composed of:

      - 0.70% for mortality and expense risks during Policy Years 1 - 10; 0.55% after Policy Year 10 for the Accumulation Value of $25,000 or less; currently, 0.15% after Policy Year 10 for the Accumulation Value in excess of $25,000. The mortality and risk charge after Policy Year 10 can increase but will never exceed the guaranteed maximum charge of 0.55%.

      -     $7 administrative charge.

      -     A cost of insurance charge (based on the Net Amount at Risk).

      -     Rider charges (if any).

o $10 fee for transfers among the Subaccounts and the fixed account (first 12 transfers per Policy Year are free) deducted from the amount of the transfer on the date of the transfer.

o Investment advisory fees and operating expenses are deducted from the assets of each investment portfolio.
--------------------------------------------------------------------------------
                                        |
                                        |

      --------------------------------------------------------------------
                               ACCUMULATION VALUE

      o Your Accumulation Value is equal to your net premiums adjusted up or down each Business Day to reflect the Subaccounts' investment experience, earnings on amounts you have invested in the fixed account and the systematic transfer account, charges deducted, and other Policy transactions (such as loans and partial withdrawals).

      o Accumulation Value may vary daily. There is no minimum guaranteed Accumulation Value for the Subaccounts. The Policy may lapse, even if there is no Policy loan.

      o Accumulation Value can be transferred among the Subaccounts. Policy loans reduce the amount available for allocations and transfers.

      o     Dollar  cost  averaging,   asset  allocation  and  rebalancing
            programs are available.

      o Accumulation Value is the starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the death benefit.
      --------------------------------------------------------------------
                                        |
                                        |

--------------------------------------------------------------------------------
                           ACCUMULATION VALUE BENEFITS

o After the first Policy Year (at any time in Indiana), you can take loans for amounts up to 100% of Cash Surrender Value (less loan interest to the end of the Policy Year and a sufficient Monthly Deduction to keep the Policy in force for at least one month) at a net annual interest rate charge of 2%.

o Preferred loans are available beginning in the 10th Policy Year and later with a net interest rate charge of 0%. All loans become preferred loans beginning in the 10th Policy Year.

o You can surrender the Policy in full at any time for its Cash Surrender Value, or withdraw part of the Accumulation Value (after the first Policy
      Year). A surrender charge based upon issue age, sex, risk class, and the amount of time you have had your Policy, may apply to any surrender or reduction in the specified amount of insurance coverage for the first 12 Policy Years. The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage. Taxes and tax penalties may also apply.

o If the Policy is a modified endowment contract, then Policy loans will be treated as withdrawals for tax purposes.

o     Fixed and variable payout options are available.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  DEATH BENEFIT

o     Received income tax free to Beneficiary.

o     Available as lump sum or under a variety of payout options.

o     Two death benefit options are available:

      (1)   greater of (a) current  specified amount of insurance  coverage;  or
            (b) Accumulation  Value on the date of death plus a corridor amount;
            or

      (2) Accumulation Value plus the greater of (a) the current specified amount of insurance coverage, or (b) a corridor amount.

o Flexibility to change death benefit option and specified amount of insurance coverage.

o     Rider benefits are available.

DEATH BENEFIT PROCEEDS PAID ARE REDUCED BY ANY POLICY LOAN BALANCE AND UNPAID LOAN INTEREST.
--------------------------------------------------------------------------------

STATE VARIATIONS

      This Prospectus and the Statement of Additional Information provide a general description of the Policy. Certain provisions of your Policy may be different than the general description in this Prospectus because of legal requirements in your state. Many of these differences are noted in this Prospectus. Your actual Policy and any riders are the controlling documents. All riders and options are not available in all states. Contact your registered representative or our Variable Product Services Office for specific information.

FOR POLICIES ISSUED IN THE STATE OF FLORIDA

      This notice is to remind you of rights  provided by Florida  law,  Chapter
627.4555. You may designate a person, in addition to yourself, who would be told when your premium is past due and has not been paid. This secondary addressee will only be sent notification if the insured is age 64 or older and the Policy has been in force for at least one year. Notification of possible lapse in coverage will be sent to you and the person you designate to be the secondary addressee at least 21 days before expiration of the grace period provided in your Policy.

If you would like to take advantage of this feature, please contact Variable Products Services at 1-800-238-9354.

TAX-FREE EXCHANGES (1035 EXCHANGES)

      You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this Prospectus, you might have to pay a surrender charge on your old policy, there will be a new surrender charge period for this Policy, other charges may be higher (or lower) and the benefits may be different. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise). IF YOU CONTEMPLATE SUCH AN EXCHANGE, YOU SHOULD CONSULT A TAX ADVISER TO DISCUSS THE POTENTIAL TAX EFFECTS OF SUCH A TRANSACTION.

        ----------------------------------------------------------------
                For more detailed information about the Policy,
            please read the rest of this Prospectus and the Policy.
        ----------------------------------------------------------------

--------------------------------------------
COMPARISON TO OTHER POLICIES AND INVESTMENTS

      The Policy offered by this Prospectus is designed to provide life insurance coverage for the insured. It is not offered primarily as an investment.

COMPARED TO OTHER LIFE INSURANCE POLICIES.

      In many respects, the Policy is similar to fixed-benefit life insurance. Like fixed-benefit life insurance, the Policy offers a death benefit and provides loan privileges and surrender values. The Policy gives you the flexibility to vary the amount and timing of premium payments and, within limits, to change the death benefit payable under the Policy. The Policy is different from fixed-benefit life insurance in that the death benefit may vary as a result of the investment experience of the variable investment options that you select. The Accumulation Value will always vary in accordance with that investment experience.

--------------------------------------------------------------------------------
A significant advantage of the Policy is that it provides the ability to accumulate capital on a tax-deferred basis. The purchase of a Policy to fund a tax-qualified retirement account does not provide any additional tax-deferred treatment beyond the treatment provided by the tax-qualified retirement plan itself. However, the Policy does provide benefits such as family protection through death benefits, guaranteed fees and asset allocation models.
--------------------------------------------------------------------------------

COMPARED TO MUTUAL FUNDS.

      The Policy is designed to provide life insurance protection. Although the underlying investment portfolios operate like mutual funds and have similar investment risks, in many ways the Policy differs from mutual fund investments. The main differences are:

o     The Policy provides a death benefit based on the life of the insured.

o The Policy can lapse with no value, if your Accumulation Value is not enough to pay a Monthly Deduction unless the Policy is in a No-Lapse Period (which requires a minimum level of premium payments).

o     Insurance-related   charges  not   associated   with  direct  mutual  fund
      investments are deducted from the value of the Policy.

o We, not you, own the shares of the underlying Series Funds. You have interests in our Subaccounts that invest in the Series Funds that you select.

o Dividends and capital gains distributed by the investment portfolios are automatically reinvested.

o Premiums are held in the Federated Prime Money Fund II portfolio until the end of the "right to examine period" required by state law plus five Business Days. Only then is premium invested in the other variable investment options that you elected.

o Federal income tax liability on any earnings is generally deferred until you receive a distribution from the Policy.

o You can make transfers from one underlying investment portfolio to another without tax liability.

o Policy earnings that would be treated as capital gains in a mutual fund are treated as ordinary income, although (a) such earnings are exempt from taxation if received as a death benefit, and (b) taxation is deferred until such earnings are distributed.

o The Policy might be a "modified endowment contract." If it is, then (a) there will be a 10% penalty tax on distributions before age 59 1/2; (b) distributions would be deemed to come from earnings first (taxable), then from your investment; and (c) loans will be treated as distributions.

o Most states grant you a short time period to review your Policy and cancel it for a return of premium paid. The terms of this "right to examine" period vary by state, and are stated on the cover of your Policy.

--------
ABOUT US

      We are United of Omaha Life Insurance Company, a stock life insurance company organized under the laws of the State of Nebraska in 1926. We are a wholly-owned subsidiary of Mutual of Omaha Insurance Company. The Mutual of Omaha family of companies provides life, health, disability, home and auto insurance, trust services, and investment sales and brokerage services. The Mutual of Omaha Companies have a proud tradition of supporting environmental education, beginning with its long-running MUTUAL OF OMAHA'S WILD KINGDOM television program, and continued through its Wildlife Heritage Trust. United of Omaha is principally engaged in the business of issuing group and individual life insurance and annuity policies, and group accident and health insurance in all states (except New York), and the District of Columbia.

      Security Benefit Life Insurance Company, One Security Benefit Place, Topeka, Kansas 66636-0001, administers the Policy on our behalf pursuant to a coinsurance agreement dated as of February 10, 2004 and an administrative services agreement dated April 20, 2004.

      We may from time to time publish (in advertisements, sales literature and reports to Policy Owners) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Duff & Phelps Credit Rating Company. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability. The ratings do not bear on the investment performance of assets held in the Variable Account or on the safety or the degree of risk associated with an investment in the Variable Account.

------------------
INVESTMENT OPTIONS

      We recognize you have very personal goals and investment strategies. The Policy allows you to choose from a wide array of investment options--each chosen for its potential to meet specific investment goals. You may allocate all or a part of your premiums to one or a combination of the variable investment options or the fixed rate options (although allocations to the systematic transfer account are limited to initial premium and rollovers only). Allocations must be in whole percentages and total 100%.

--------------------------------------------------------------------------------
The investment results of each investment portfolio, whose investment goals are summarized below, are likely to differ significantly. You should consider carefully, and on a continuing basis, which investment portfolios or combination of investment portfolios and fixed rate options best suit your long-term investment goals.
--------------------------------------------------------------------------------

      You can choose among 29 variable investment options and two-fixed rate options.

o     VARIABLE INVESTMENT OPTIONS

      With the Policy's variable investment options, you bear the investment risk, not us. You control the amount of money you invest in each of the investment portfolios, and you bear the risk those investment portfolios will perform worse than you expect.

      The Variable Account, United of Omaha Separate Account B, provides you with 29 variable investment options in the form of Series Fund investment portfolios. Each Series Fund is an open-end investment management company. When you allocate Accumulation Value to a Series Fund's investment portfolio, those funds are placed in a Subaccount of the Variable Account corresponding to that investment portfolio, and the Subaccount in turn invests in the investment portfolio. The Accumulation Value of your Policy depends directly on the investment performance of the investment portfolios that you select.

--------------------------------------------------------------------------------
The investment portfolios are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are sold directly to the public. However, the investment goals and policies of certain investment portfolios available under the Policy are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance and results of the investment portfolios available under the Policy may be lower or higher than the investment results of such other (publicly available) portfolios. There can be no assurance, and no representation is made, that the investment results of any of the investment portfolios available under the Policy will be comparable to the investment results of any other mutual fund portfolio, even if the other portfolio has the same investment adviser or manager and the same investment goals and policies, and a very similar name.

For detailed information about any investment portfolio, including its expenses and performance history, refer to the prospectus for that investment portfolio.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     ASSET                                   VARIABLE INVESTMENT OPTIONS
   CATEGORY                           UNDER UNITED OF OMAHA SEPARATE ACCOUNT B
      (*)                                     (Series Fund - Portfolio)                                     GOAL
-------------------------------------------------------------------------------------------------------------------------------
                    VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC. -                                  Seeks long-term
EMERGING            Van Kampen UIF Emerging Markets Equity Portfolio Class I(6)                     capital appreciation
MARKETS EQUITY      -----------------------------------------------------------------------------------------------------------
                                                         Emerging market country securities
-------------------------------------------------------------------------------------------------------------------------------
                    DWS VARIABLE SERIES I -                                                           Seeks long-term
GLOBAL EQUITY       DWS Global Opportunities VIP Class B(8)                                         capital appreciation
                    -----------------------------------------------------------------------------------------------------------
                                                  Small companies in the U.S. or foreign markets
-------------------------------------------------------------------------------------------------------------------------------
                    DWS VARIABLE SERIES I -                                                            Seeks long-term
                    DWS International VIP Class A(8)                                                capital appreciation
                    -----------------------------------------------------------------------------------------------------------
INTERNATIONAL                        Common stocks of companies which do business outside the United States
EQUITY              -----------------------------------------------------------------------------------------------------------
                    T. ROWE PRICE(R) INTERNATIONAL SERIES, INC. -                                      Seeks long-term
                    T. Rowe Price International Stock Portfolio(9)                                   growth of capital
                    -----------------------------------------------------------------------------------------------------------
                                     Investments primarily in common stocks of established, non-U.S. companies
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Seeks long-term
REAL ESTATE         PIONEER VARIABLE CONTRACTS TRUST -                                              capital appreciation
EQUITY              Pioneer Real Estate Shares VCT Portfolio Class II(7)                            with current income
                    -----------------------------------------------------------------------------------------------------------
                                  Real estate investment trusts (REITs) and other real estate industry companies
-------------------------------------------------------------------------------------------------------------------------------
                    ALGER AMERICAN FUND -                                                              Seeks long-term
                    Alger American SmallCap Growth Portfolio Class 1-2(1)                           capital appreciation
                    -----------------------------------------------------------------------------------------------------------
                       Under normal circumstances, the portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have a total market
SMALL-CAP EQUITY        capitalization within the range of companies included in the Russell 2000 Growth Index or the
                            S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end
                    -----------------------------------------------------------------------------------------------------------
                    DWS INVESTMENTS VIT FUNDS -                                                        Seeks long-term
                    DWS Small Cap Index VIP Class A                                                 capital appreciation
                    -----------------------------------------------------------------------------------------------------------
                                 Statistically selected sample of the securities found in the Russell 2000(R) Index
-------------------------------------------------------------------------------------------------------------------------------
                    PIONEER VARIABLE CONTRACTS TRUST -                                                 Seeks long-term
                    Pioneer Mid-Cap Value VCT Portfolio Class I(7)                                  capital appreciation
                    -----------------------------------------------------------------------------------------------------------
                                                         Currently undervalued companies
MID-CAP EQUITY      -----------------------------------------------------------------------------------------------------------
                    FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUNDS -                                    Seeks long-term
                    Fidelity(R) VIP Mid Cap Portfolio Service Class 2(3)                             growth of capital
                    -----------------------------------------------------------------------------------------------------------
                                                         Currently undervalued companies
-------------------------------------------------------------------------------------------------------------------------------
                    ALGER AMERICAN FUND -                                                              Seeks long-term
                    Alger American LargeCap Growth Portfolio Class 1-2(1)                           capital appreciation
                    -----------------------------------------------------------------------------------------------------------
                                    Under normal circumstances, the portfolio invests primarily in the equity securities of companies with market capitalizations equal to or greater than the market capitalization of companies included in the Russell 1000
                                    Growth Index, as reported by the indexes as of the most recent quarter-end
                    -----------------------------------------------------------------------------------------------------------
                    FIDELITY(R) VARIABLE INSURANCE PRODUCTS -                                          Seeks long-term
LARGE-CAP EQUITY    Fidelity(R) VIP Contrafund(R) Portfolio Service Class(3)                        capital appreciation
                    -----------------------------------------------------------------------------------------------------------
                                                         Currently undervalued companies
                    -----------------------------------------------------------------------------------------------------------
                                                                                                Seeks investment results that
                                                                                                correspond to the total return
                    FIDELITY(R) VARIABLE INSURANCE PRODUCTS -                                    of common stocks publicly
                    Fidelity(R) VIP Index 500 Portfolio Initial Class(3)                       traded in the United States, as
                                                                                                represented by the S&P 500(R)
                    -----------------------------------------------------------------------------------------------------------
                                            Stocks that comprise the Standard and Poor's 500(SM) Index
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     ASSET                                   VARIABLE INVESTMENT OPTIONS
   CATEGORY                           UNDER UNITED OF OMAHA SEPARATE ACCOUNT B
      (*)                                     (Series Fund - Portfolio)                                     GOAL
-------------------------------------------------------------------------------------------------------------------------------
                    MFS(R) VARIABLE INSURANCE TRUST -                                            Seeks capital appreciation
                    MFS(R)Core Equity Series (5)
                    -----------------------------------------------------------------------------------------------------------
                                    Normally invests at least 80% of the fund's net assets in equity securities
                    -----------------------------------------------------------------------------------------------------------
                    MFS(R) VARIABLE INSURANCE TRUST -                                                  Seeks long-term
                    MFS(R) Growth Series Portfolio Initial Class (5)                                   capital growth
                    -----------------------------------------------------------------------------------------------------------
                                         Normally invests the fund's assets primarily in equity securities
                    -----------------------------------------------------------------------------------------------------------
                    MFS(R) VARIABLE INSURANCE TRUST -                                            Seeks long-term growth of
                    MFS(R) Research Series Portfolio Initial Class(5)                            capital and future income
                    -----------------------------------------------------------------------------------------------------------
                                          Normally invests the fund's assets primarily in equity securities
                    -----------------------------------------------------------------------------------------------------------
                    T. ROWE PRICE(R) EQUITY SERIES, INC. -                                             Seeks long-term
                    T. Rowe Price New America Growth Portfolio(10)                                   growth of capital
                    -----------------------------------------------------------------------------------------------------------
                                    Investments primarily in the common stocks of companies operating in sectors T. Rowe Price believe will be the fastest growing in the United States
                    -----------------------------------------------------------------------------------------------------------
LARGE-CAP EQUITY    FIDELITY(R) VARIABLE INSURANCE PRODUCTS FUND -                                  Seeks dividend income
(CONTINUED)         Fidelity(R) VIP Equity-Income Portfolio Initial Class(3)                      and capital appreciation
                    -----------------------------------------------------------------------------------------------------------
                                                       Income-producing equity securities
                    -----------------------------------------------------------------------------------------------------------
                    PIONEER VARIABLE CONTRACTS TRUST -                                              Seeks current income
                    Pioneer Equity Income VCT Portfolio Class II(7)                                 and long-term growth
                    -----------------------------------------------------------------------------------------------------------
                                      Focus on large, strong companies with histories of dividend growth
                    -----------------------------------------------------------------------------------------------------------
                    PIONEER VARIABLE CONTRACTS TRUST -                                              Seeks capital growth
                    Pioneer Fund VCT Portfolio Class II(7)                                          with current income
                    -----------------------------------------------------------------------------------------------------------
                                         Emphasizes high-quality, value and long-term earnings potential
                    -----------------------------------------------------------------------------------------------------------
                    DWS VARIABLE SERIES I -                                                        Seeks long-term capital
                    DWS Growth and Income VIP Class B(8)                                          appreciation with current
                                                                                                income and growth of income
                    -----------------------------------------------------------------------------------------------------------
                                             Common stocks of large, established U.S. companies
                    -----------------------------------------------------------------------------------------------------------
                    T. ROWE PRICE(R) EQUITY SERIES, INC. -                                         Seeks dividend income
                    T. Rowe Price Equity Income Portfolio(10)                                     and capital appreciation
                    -----------------------------------------------------------------------------------------------------------
                                            Dividend-paying common stocks of established companies
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                Seeks to maximize total return
                                                                                                by allocating its assets among
                    FIDELITY(R) VARIABLE INSURANCE PRODUCTS -                                    stocks, bonds, short-term
                    Fidelity(R) VIP Asset Manager: Growth(R) Portfolio Initial Class(3, 4)         instruments, and other
                                                                                                         investments
                    -----------------------------------------------------------------------------------------------------------
HYBRID                      Domestic and foreign stocks, bonds, short-term investments and money market instruments
                    -----------------------------------------------------------------------------------------------------------
                                                                                               Seeks the highest total return
                    T. ROWE PRICE(R) EQUITY SERIES, INC. -                                      over time consistent with an
                    T. Rowe Price Personal Strategy Balanced Portfolio(10)                       emphasis on both capital
                                                                                                  appreciation and income
                    -----------------------------------------------------------------------------------------------------------
                                        Diversified portfolio of stocks, bonds and money market securities
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Seeks high current income
                                                                                                 by investing primarily in a
                                                                                                    professionally managed
HIGH YIELD          MFS(R) VARIABLE INSURANCE TRUST -                                          diversified portfolio of fixed
FIXED INCOME        MFS(R) High Income Series Portfolio Initial Class(5)                          income securities, some
                                                                                                     of which may involve
                                                                                                       equity features
                    -----------------------------------------------------------------------------------------------------------
                             Normally invests at least 80% of the fund's net assets in high income debt instruments
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
     ASSET                                   VARIABLE INVESTMENT OPTIONS
   CATEGORY                           UNDER UNITED OF OMAHA SEPARATE ACCOUNT B
      (*)                                     (Series Fund - Portfolio)                                     GOAL
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Seeks above average total
                                                                                                  return over a market cycle
                           VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC. -                        of 3 to 5 years from a
                           Van Kampen UIF Core Plus Fixed Income Portfolio Class I(6)             diversified portfolio of
                                                                                                  fixed income securities
                    -----------------------------------------------------------------------------------------------------------
                                     Medium to high quality fixed income investments of intermediate maturity
                    -----------------------------------------------------------------------------------------------------------
INTERMEDIATE-       FEDERATED INSURANCE SERIES -
TERM/LONG-TERM      Federated Fund for U.S. Government Securities II Portfolio(2)                   Seeks current income
FIXED INCOME
                    -----------------------------------------------------------------------------------------------------------
                                                               U.S. Government bonds
                    -----------------------------------------------------------------------------------------------------------
                                                                                                  Seeks total return with
                    MFS(R) VARIABLE INSURANCE TRUST -                                               an emphasis on high
                    MFS(R) Strategic Income Series Portfolio Initial Class(5)                        current income and
                                                                                                    capital appreciation
                    -----------------------------------------------------------------------------------------------------------
                                         Normally invests the fund's assets primarily in debt instruments
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Seeks a high level of
SHORT-TERM          T. ROWE PRICE(R) FIXED INCOME SERIES, INC. -                                   income consistent with
FIXED INCOME        T. Rowe Price Limited-Term Bond Portfolio(10)                                moderate price fluctuations
                    -----------------------------------------------------------------------------------------------------------
                                        Short and intermediate-term investment grade debt securities
-------------------------------------------------------------------------------------------------------------------------------
                    FEDERATED INSURANCE SERIES -                                                    Seeks current income
CASH                Federated Prime Money Fund II Portfolio(2)                                      consistent with the
                                                                                                   stability of principal
                    -----------------------------------------------------------------------------------------------------------
                                                      High-quality money market instruments
-------------------------------------------------------------------------------------------------------------------------------


(*) Asset category designations are our own to help you gain insight into each investment portfolio's intended goals, but do not assure that any investment portfolio will perform consistent with the categorization. INFORMATION CONTAINED IN THE INVESTMENT PORTFOLIOS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN ANY SUBACCOUNT.

INVESTMENT ADVISERS OF THE SERIES FUNDS:

      (1)   Fred Alger Management, Inc.

      (2)   Federated Investment Management Company.

      (3)   Fidelity(R) Management & Research Company.

      (4) Fidelity(R) Management & Research (U.K.) Inc., and Fidelity(R) Management and Research (Far East) Inc., regarding research and investment recommendations with respect to companies based outside the United States.

      (5)   MFS(TM) Investment Management.

      (6)   Morgan Stanley Investment Management Inc.

      (7)   Pioneer Investment Management, Inc.

      (8)   Deutsche Investment Management Americas Inc.

      (9)   T. Rowe Price(R) International, Inc.

      (10)  T. Rowe Price(R) Associates, Inc.

--------------------------------------------------------------------------------
We do not assure that any portfolio will achieve its stated goal. Detailed information, including a description of each investment portfolio's investment goals and policies and a description of risks involved in investing in each of the portfolios is contained in the prospectuses for the Series Funds, current copies of which accompany this Prospectus. None of these portfolios are insured or guaranteed by the U.S. government.
--------------------------------------------------------------------------------

      The investment advisers of the Series Funds and the investment portfolios are described in greater detail in the prospectuses for the investment portfolios.

      Each investment portfolio is designed to provide an investment vehicle for variable annuity and variable life insurance contracts issued by various insurance companies. For more information about the risks associated with the use of the same funding vehicle for both variable annuity and variable life insurance contracts of various insurance companies, see the prospectuses of the investment portfolios that accompany this Prospectus.

      We may perform certain shareholder services and other administrative functions on behalf of the investment portfolios or their investment advisers. We may receive revenues from the investment portfolios or their investment advisers for the performance of these services. The amount of these revenues could be substantial and may depend on the amount our Variable Account invests in the investment portfolios.

      The Variable Account is registered with the SEC as a unit investment trust. However, the SEC does not supervise the management or the investment practices or policies of the Variable Account or United of Omaha. The Variable Account was established as a separate investment account of United of Omaha under Nebraska law on August 27, 1996. Under Nebraska law, we own the Variable Account assets, but they are held separately from our other assets and are not charged with any liability or credited with any gain of business unrelated to the Variable Account. Income, gains and losses, whether or not realized, of the Variable Account are credited or charged against the assets of the Variable Account without regard to our other income, gains or losses. Any and all distributions made by the Series Funds with respect to the shares held by the Variable Account will be reinvested in additional shares at net asset value. We are responsible to you for meeting the obligations of the Policy, but we do not guarantee the investment performance of any of the investment portfolios. We do not make any representations about their future performance. THE INVESTMENT PORTFOLIOS MAY FAIL TO MEET THEIR GOALS, AND THEY COULD GO DOWN IN VALUE. Each investment portfolio operates as a separate investment portfolio, and the income or losses of one investment portfolio generally have no effect on the investment performance of any other investment portfolio. Complete descriptions of each investment portfolio's investment goals and restrictions and other material information related to an investment in the portfolio are contained in the prospectuses for each of the investment portfolios which accompany this Prospectus. Read these prospectuses carefully before you choose an investment portfolio.

ADDING, DELETING, OR SUBSTITUTING VARIABLE INVESTMENT OPTIONS

      We do not control the Series Funds, so we cannot guarantee that any of the investment portfolios will always be available. We retain the right to change the investments of the Variable Account. This means we may eliminate the shares of any investment portfolio held in our Variable Account and substitute shares of another open-end management investment company for the shares of any investment portfolio, if the shares of the investment portfolio are no longer available for investment or if, in our judgment, investment in any portfolio would be inappropriate in view of the purposes of the Variable Account. We will first notify you and receive any necessary SEC and state approval before making such a change.

      If an investment portfolio is eliminated, we will ask you to reallocate any amount in the eliminated investment portfolio. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an exemptive order from the SEC, if required.

      If we make a portfolio substitution or change, we may change the Policy to reflect the substitution or change. Our Variable Account may be (i) operated as a management investment company or any other form permitted by law, (ii) deregistered with the SEC if registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by law, we also may transfer assets of the Variable Account to other accounts.

o     FIXED RATE OPTIONS (MAY NOT BE AVAILABLE IN ALL STATES)

      There are two fixed rate options: a systematic transfer account and a fixed account. With fixed rate options, we bear the investment risk. This means we guarantee that you will earn a minimum interest rate. This minimum interest rate is guaranteed to yield 4.0% per year, compounded annually, in all states except Maryland (the minimum rate is guaranteed to yield 0.0% for Policies issued in Maryland) BEFORE deduction of the risk charge. We may declare a higher current interest rate. Whatever interest rate we declare will be guaranteed for at least one year. HOWEVER, YOU BEAR THE RISK THAT WE WILL NOT CREDIT MORE INTEREST THAN WILL YIELD 4.0% PER YEAR (OR MORE THAN 0.0% IN MARYLAND) FOR THE LIFE OF THE POLICY. We have full control over how assets allocated to fixed rate options are invested, and we bear the risk that those assets will perform better or worse than the amount of interest we have declared. The focus of this Prospectus is to disclose the Variable Account aspects of the Policy. For additional details regarding the fixed rate options, please see the Policy.

--------------------------------------------------------------------------------
The actual NET effective minimum interest rate, AFTER deduction of the risk charge, is guaranteed to yield 3.3% per year (compounded annually) for the first 10 Policy Years and 3.45% per year thereafter (except in Maryland, where the minimum net rates will yield -0.70% per year for the first ten Policy Years and -0.55% per year thereafter for Accumulation Value of $25,000 or less).
--------------------------------------------------------------------------------

SYSTEMATIC TRANSFER ACCOUNT (may not be available in all states)

      The systematic transfer account is the fixed rate option used if you elect to participate in the systematic transfer enrollment program ("STEP program") when you buy the Policy. The STEP program is used to automatically transfer a predetermined dollar amount on a monthly basis to any of the Subaccounts you choose. You cannot transfer amounts from the STEP program to the fixed account. The allocation and the predetermined dollar amount may not be changed once the STEP program is elected. You must have a minimum of $5,000 in your systematic transfer account in order to participate in the STEP program. The rate of interest credited to each deposit into the systematic transfer account is fixed on the date of deposit and will not be changed. We guarantee that any such interest rate will not yield less than 4.5%. No additional funds may be allocated to the systematic transfer account after you purchase the Policy (except for funds designated on the Policy Application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer).

--------------------------------------------------------------------------------
All amounts allocated to the fixed rate options become part of the general account assets of United of Omaha. Interests in the general account have not been registered with the SEC and are not subject to the SEC's regulation, nor is the general account registered as an investment company with the SEC. Therefore, SEC staff has not reviewed the fixed account disclosures in this Prospectus.
--------------------------------------------------------------------------------

      Funds allocated to the systematic transfer account must be completely transferred to the Variable Account in 12 months. Transfers from the systematic transfer account do not count toward the 12 free transfers allowed each Policy Year. You may not transfer funds into the systematic transfer account. The systematic transfer account may not be used to practice "market timing," and we may disallow transactions involving this account on that basis.

FIXED ACCOUNT AND SYSTEMATIC TRANSFER ACCOUNT

--------------------------------------------------------------------------------
WE HAVE SOLE DISCRETION TO SET CURRENT INTEREST RATES OF FIXED RATE OPTIONS. WE DO NOT GUARANTEE THE LEVEL OF FUTURE INTEREST RATES OF FIXED RATE OPTIONS, EXCEPT THAT THEY WILL NOT BE LESS THAN THE GUARANTEED MINIMUM INTEREST RATE.
--------------------------------------------------------------------------------

      The fixed account and the systematic transfer account are part of our general account assets. Our general account includes all our assets except those segregated in the Variable Account or in any other separate investment account. You may allocate premiums to the fixed account or transfer amounts from the Variable Account to the fixed account. Instead of you bearing the investment risk, as you do with investments allocated to the Variable Account, we bear the full investment risk for investments in the fixed rate options. We have sole discretion to invest the assets of our general account, subject to applicable law.

      We guarantee that the Accumulation Value in the fixed account will be credited with an effective annual interest rate which will yield at least 4%, compounded annually. HOWEVER, WE HAVE COMPLETE DISCRETION TO DECLARE INTEREST IN EXCESS OF THE GUARANTEED MINIMUM RATE, OR NOT TO DECLARE ANY EXCESS INTEREST. You bear this risk. Once declared, we guarantee that any rate will last for at least one year. Different rates of interest may be credited to the systematic transfer account and the fixed account.

      We guarantee that, prior to the payment of the death benefit or at the Policy maturity date, the amount in your fixed account or systematic transfer account will not be less than:

      1. the amount of premiums allocated and Accumulation Value transferred to the fixed account or systematic transfer account, less

      2. that part of the Monthly Deduction allocated to the fixed account or systematic transfer account, less

      3. any premium taxes or other taxes allocable to the fixed account or systematic transfer account, less

      4. any amounts deducted from the fixed account or systematic transfer account in connection with partial withdrawals (including any surrender charges) or transfers to the Variable Account or to a Loan Account, plus

      5.    interest at the guaranteed minimum interest rate, and plus

      6. excess interest (if any) credited to amounts in the fixed account or systematic transfer account.

o     TRANSFERS

      Subject to restrictions during the "right to examine" period, you may transfer Accumulation Value from one Subaccount to another, from the Variable Account to the fixed account, or from the fixed account to any Subaccount, subject to these rules:

TRANSFER RULES:

      o We must receive notice of the transfer -- either Written Notice or an authorized telephone transaction.

      o The transferred amount must be at least $500, or the entire Subaccount value if it is less. If the Subaccount value remaining after a transfer will be less than $500, we will include that amount as part of the transfer.

      o The first 12 transfers each Policy Year from Subaccounts are free. The rest cost $10 each. This fee is deducted from the amount transferred. We will allow no more than 24 transfers in any Policy Year.

      o     A transfer from the fixed account:

            - may be made only once each Policy Year (unless the dollar cost averaging program is elected);

            -     is free;

            -     may be delayed up to six months (30 days in West Virginia);

            -     does not count toward the 12 free transfer limit; and

            - is limited during any Policy Year to 10% of the fixed account value on the date of the initial transfer during that year.

      o If you transfer amounts from the fixed account to the Variable Account, we can restrict or limit any transfer of those amounts back to the fixed account.

      o Transfers result in the cancellation of accumulation units in the Subaccount from which the transfer is made, and the purchase of accumulation units in any Subaccount to which a transfer is made.

      o We reserve the right to permit transfers from the fixed account in excess of the 10% annual limitation.

THIRD-PARTY TRANSFERS:

      Where permitted and subject to our rules, we may accept your authorization to have a third party exercise transfers on your behalf. All third-party transfers are subject to the same rules as all other transfers.

o     MARKET-TIMING RESTRICTIONS

      The Policy is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the investment portfolio. We discourage these kinds of strategies and transfer activities, which may disrupt portfolio management of the investment portfolios in which the Subaccounts invest (such as requiring the investment portfolio to maintain a high level of cash or causing the investment portfolio to liquidate investments prematurely to pay withdrawals), hurt investment portfolio performance, and drive investment portfolio expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the investment portfolios, the risk exists that the investment portfolios may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected investment portfolio, Owners with Accumulation Value allocated to the corresponding
Subaccount (as well as their Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      United of Omaha has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the investment portfolios or potentially disadvantageous to other Owners with Accumulation Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:

      o     the total dollar amount being transferred;

      o     the number of transfers you made within the previous 12 months;

      o     transfers to and from (or from and to) the same Subaccount;

      o whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and

      o whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.

      If we determine that your transfer patterns among the Subaccounts are disruptive to the investment portfolios or potentially disadvantageous to Owners, we will send you a letter notifying you that we are prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, we will require that you submit transfer requests in writing via regular U.S. mail for a 90-day period if you make a certain number of transfers from a Subaccount followed by a transfer to that Subaccount (or to a Subaccount followed by a transfer from that Subaccount) ("round trip transfers") during the prior 12-month period, as follows.

---------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF ROUND
                                    SUBACCOUNT                                      TRIP TRANSFERS
---------------------------------------------------------------------------------------------------
Federated Prime Money Fund II, Federated Fund for U.S. Government Securities II       unlimited
---------------------------------------------------------------------------------------------------
Alger American  LargeCap Growth,  Alger American  SmallCap Growth,  DWS Small Cap
Index  VIP,  DWS  Global   Opportunities  VIP,  DWS  Growth  &  Income  VIP,  DWS         4(1)
International  VIP, Van Kampen UIF Emerging  Markets  Equity,  and Van Kampen UIF
Core Plus Fixed Income
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Fidelity(R)  VIP  Asset  Manager:   Growth(R),   Fidelity(R)  VIP  Contrafund(R),
Fidelity(R) VIP Equity-Income, Fidelity(R) VIP Index 500, and Fidelity(R) VIP Mid         1(2)
Cap
---------------------------------------------------------------------------------------------------
MFS(R) Core Equity,  MFS(R)  Growth,  MFS(R) High Income,  MFS(R)  Research,  and         2(2)
MFS(R) Strategic Income
---------------------------------------------------------------------------------------------------
Pioneer  Equity  Income VCT,  Pioneer Fund VCT,  Pioneer  Mid-Cap  Value VCT, and
Pioneer Real Estate Shares VCT                                                            1(3)
---------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income,  T. Rowe Price  International  Stock,  T. Rowe Price
Limited-Term  Bond,  T. Rowe Price New  America  Growth,  T. Rowe Price  Personal         1(4)
Strategy Balanced
---------------------------------------------------------------------------------------------------

(1) Number of round trip transfers in any twelve month period before the Company will prohibit further transfers to that subaccount. Transfers to the subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(2) Number of round trip transfers that can be made in any three month period before the Company will prohibit further transfers to that subaccount. Transfers to the subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(3) Number of round trip transfers that can be made in any 45-day period before the Company will prohibit further transfers to that subaccount. Transfers to the subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.

(4) Number of round trip transfers that can be made in any 90-day period before the Company will prohibit further transfers to that subaccount. Transfers to the subaccount will be prohibited until such transfer may be made without violating the number of round trip transfers set forth above.
--------------------------------------------------------------------------------

      In addition to our frequent transfer procedures, managers of the investment portfolios may contact us if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, we will take appropriate action to protect others. In particular, we may, and we reserve the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and we will inform the Owner in writing at his or her address of record. To the extent permitted by applicable law, we reserve the right to reject a transfer request at any time that we are unable to purchase or redeem shares of any of the investment portfolios because of any refusal or restriction on purchases or redemptions of their shares as a result of the investment portfolio's policies and procedures on market timing activities or other potentially abusive transfers. We also reserve the right to implement and administer redemption fees imposed by one or more of the investment portfolios in the future. You should read the prospectuses of the investment portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In our sole discretion, we may revise our market timing procedures at any time without prior notice as we deem necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners or investment portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply any such revised market timing procedures uniformly to all Owners without special arrangement, waiver, or exception. We may change our parameters to monitor for factors other than the number of "round trip transfers" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Policies that it believes are connected (for example, two Policies with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      We do not include in these limitations transfers made pursuant to the dollar cost averaging, asset allocation or rebalancing programs. We may vary market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. We may not always apply these detection methods to Subaccounts investing in investment portfolios that, in our judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers. We do not accommodate frequent transfers among Subaccounts; provided, however, that a number of round trip transfers is permitted in any 12 month period as set forth in the table above.

      Owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Policy may also limit our ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners or investment portfolio shareholders involves judgments that are inherently subjective. Accordingly, despite our best efforts, we cannot guarantee that our market timing procedures will detect every potential market timer, but we apply our market timing procedures uniformly to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the investment portfolios, we cannot guarantee that the investment portfolios will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      Because United of Omaha cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. As a result of the limits of the Company's operational systems and technology, and variations in other insurance companies' policies and procedures to deter and detect harmful transfer activity, there is a risk that some Owners may engage in harmful transfer activity and other Owners will bear the costs associated with any such activity.

o     DOLLAR COST AVERAGING

      Our dollar cost averaging program allows you to automatically transfer, on a periodic basis, a set dollar amount or percentage from one Subaccount or the fixed account to any Subaccount(s). You can begin dollar cost averaging when you purchase the Policy or later. You can increase or decrease the amount or percentage of transfers or discontinue the program at any time. Rules of the dollar cost averaging program are:

--------------------------------------------------------------------------------
The dollar cost averaging and the STEP program are intended to result in the purchase of more accumulation units when the accumulation unit value is low, and fewer units when the accumulation unit value is high. However, there is no guarantee that either program will result in higher Accumulation Value or otherwise be successful.
--------------------------------------------------------------------------------

DOLLAR COST AVERAGING RULES:

o     The dollar cost averaging program is free.

o     We   must   receive    notice   of   your   election   and   any   changed
      instruction--either Written Notice or an authorized telephone transaction.

o Automatic transfers can occur monthly, quarterly, semi-annually, or annually.

o There must be at least $5,000 of Accumulation Value in the Subaccount or fixed account from which transfers are being made to begin dollar cost averaging.

o Amount of each transfer must be at least $100, and must be $50 per Subaccount.

o If transfers are made from the fixed account, the maximum annual transfer amount is 10% of that account's value at the time of the first dollar cost averaging transfer during that Policy Year. There is no maximum transfer amount limitation applicable to any of the Subaccounts.

o Dollar cost averaging program transfers cannot begin before the end of a Policy's "right to examine" period.

o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, then on the next Business Day). If you do not select a date, the program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.

o You can limit the number of transfers to be made, in which case the program will end when that number has been made, as long as there are sufficient funds to make the number of transfers requested. Otherwise, the program will terminate on the transfer date when the amount in the applicable Subaccount or the fixed account is less than $100 prior to a transfer.

o Transfers made according to the dollar cost averaging program do not count in determining whether a transfer fee applies.

o     SYSTEMATIC  TRANSFER ENROLLMENT PROGRAM ("STEP PROGRAM")
      (NOT AVAILABLE IN PUERTO RICO)

      The STEP program allows you to automatically transfer funds on a monthly basis from the systematic transfer account to any Subaccount. It allows you to use a dollar cost averaging concept to move your initial premium from a fixed interest rate account into variable investment options within 12 months. You cannot transfer funds from the STEP account into the fixed account. If you want to move funds from a fixed interest rate account into variable investment options over a longer time period using the same concept, then you should use the dollar cost averaging program. We may credit different interest rates to amounts in the systematic transfer account than to amounts in the regular fixed account.

--------------------------------------------------------------------------------
You cannot transfer amounts from the STEP account to the fixed account.
--------------------------------------------------------------------------------

STEP PROGRAM RULES:

o     The STEP program is free.

o Must have at least $5,000 in the systematic transfer account to begin the program.

o Amount transferred each month must be at least an amount sufficient to transfer the entire amount out of the systematic transfer account in 12 equal monthly payments.

o     Transfers must be at least $50 per Subaccount.

o No new premiums may be allocated to this account after you purchase the Policy, except for funds designated in the application to be transferred into the Policy pursuant to an Internal Revenue Code Section 1035 exchange or for an IRA rollover or transfer.

o Upon receipt of funds by Section 1035 exchange or for an IRA rollover or transfer, the 12 monthly payment requirement is restarted and the minimum monthly transfer amount is recalculated.

o     Cannot begin before the end of the Policy's "right to examine" period.

o You may specify that transfers be made on the 1st through the 28th day of the month. Transfers will be made on the date you specify (or if that is not a Business Day, the transfer will be made on the next Business Day). If you do not select a start date, the STEP program will begin on the next Policy Monthly Anniversary following the date the Policy's "right to examine" period ends.

o     No transfers may be made into the systematic transfer account.

o No portion of any loan repayment will be allocated to the systematic transfer account.

o All funds remaining in the systematic transfer account on the date of the last monthly transfer will be transferred to the Subaccounts in a pro rata amount consistent with your allocation instructions.

o The STEP program ends the earlier of the date when all amounts in the systematic transfer account have been transferred or the date of the last monthly STEP program transfer.

o     ASSET ALLOCATION PROGRAM

      The asset allocation program allows you to allocate premiums and Accumulation Value among designated Subaccounts and the fixed account. You can specify your own desired allocation instructions, or you can choose to use one of the five asset allocation models outlined below.

--------------------------------------------------------------------------------
The asset allocation program does not protect against a loss, and might not achieve your goal.
--------------------------------------------------------------------------------

ASSET ALLOCATION PROGRAM RULES:

o     The asset allocation program is free.

o You must request the asset allocation program in the Policy application or by Written Notice or an authorized telephone transaction.

o Changed instructions, or a request to end this program, must also be by Written Notice or an authorized telephone transaction.

o You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the asset allocation program.

o Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

o The asset allocation program will automatically rebalance your value in the Subaccounts to the model you select on an annual basis, unless you designate semiannual or quarterly rebalancing. Your value in the Subaccounts will be rebalanced to the then-current version of the model in effect.

o We will not change an investment portfolio that is included in a model unless the portfolio is liquidated. If an investment portfolio is liquidated, you will receive multiple notices, and have an opportunity to elect a revised model. You will also have the option to invest the funds in the liquidated investment portfolio in another model or in any remaining investment portfolio. If you do not elect to participate in the revised model or any other investment option, your funds in the liquidated investment portfolio will be transferred to the Federated Prime Money Fund
      II. There will be no charge for any transfer of funds from the liquidated investment portfolio to the revised model, the Federated Prime Money Fund II, or any other investment option, and any such transfer or allocation will not count toward the 12 free transfer limit.

      The asset allocation program does not protect against a loss, and may not achieve your goal.

-------------------------------------------------------------------------------------------------------------------
                                              ASSET ALLOCATION MODELS
                                                CURRENT ALLOCATIONS
-------------------------------------------------------------------------------------------------------------------
                                                             PORTFOLIO                     CAPITAL
                                            PRINCIPAL        PROTECTOR       INCOME      ACCUMULATOR      EQUITY
                                            CONSERVER       (MODERATELY     BUILDER      (MODERATELY     MAXIMIZER
                                          (CONSERVATIVE)   CONSERVATIVE)   (MODERATE)    AGGRESSIVE)   (AGGRESSIVE)
               PORTFOLIO                        %                %              %             %              %
-------------------------------------------------------------------------------------------------------------------
Fidelity(R)  VIP Index 500                      20               15            15             15            15
MFS(R)  Core Equity Series                       0                5            10             15            20
Pioneer Mid-Cap Value VCT                        0                5            10             15            20
T. Rowe Price Equity Income                      0                5            10             15            20
T. Rowe Price International Stock                0               10            15             15            20
T. Rowe Price Limited-Term Bond                 50               30             0              0             0
Van Kampen UIF Emerging Markets Equity           0                0             0              5             5
Van Kampen UIF Core Plus Fixed Income           30               30            40             20             0
-------------------------------------------------------------------------------------------------------------------

o     REBALANCING PROGRAM

      The rebalancing program allows you to rebalance part or all of your Accumulation Value among designated Subaccounts and the fixed account pursuant to your instructions on a quarterly, semi-annual or annual basis. Rebalancing utilizes your allocation instructions in effect at the end of the STEP program period. You may change your rebalancing allocation instructions at any time. Any change will be effective when the next rebalancing occurs.

REBALANCING PROGRAM RULES:

      o     The rebalancing program is free.

      o You must request the rebalancing program and give us your rebalancing instructions by Written Notice or by an authorized telephone transaction. Changed instructions or a request to end this program must be by Written Notice.

      o You must have at least $10,000 of Accumulation Value (other than amounts in a Loan Account) to begin the rebalancing program.

      o     You may have rebalancing occur quarterly, semi-annually or annually.

      o Transfers made pursuant to this program do not count in determining whether a transfer fee applies.

      The rebalancing program does not protect against a loss and may not achieve your investment goals.

---------------------------
IMPORTANT POLICY PROVISIONS

      The Ultra Variable Life Policy is a flexible premium variable life insurance policy. The Policy provides a death benefit and, as a variable insurance policy, allows you to invest your Accumulation Value in variable or fixed rate options where any gain accumulates on a tax-deferred basis. Some key rights and benefits under the Policy are summarized in this Prospectus; however, you must refer to the Policy for the actual terms of the Policy. You may obtain a copy of the Policy from us. The Policy remains in force until surrendered for its Cash Surrender Value, or until all proceeds have been paid as a death benefit, or until it lapses because premiums paid and its Accumulation Value are insufficient to keep the Policy in force and the No-Lapse Period is not in effect (which can occur because insufficient premiums have been paid), or if a Policy loan exists, the Cash Surrender Value is equal to or less than the amount of the loan.

o     POLICY APPLICATION AND PREMIUM PAYMENTS

      Applications for the Ultra Variable Life Policy are no longer accepted.

PREMIUM PAYMENTS

      Your premium checks should be made payable to "United of Omaha Life Insurance Company." We may postpone crediting to your Policy any payment made by check until your bank has honored the check. We may also postpone crediting any premium until your allocation instructions are in good order. Payment by certified check, banker's draft, or cashier's check will be promptly applied. You may change your premium allocation instructions by sending us Written Notice or through an authorized telephone transaction. The change will be effective on the date we receive your Written Notice or authorization. The change will apply to any additional premiums received on or after the date we receive your Written Notice or authorization. Under our electronic funds transfer program, you may select a monthly payment schedule for us to automatically deduct premiums from your bank account or other sources. We reserve the right to change the following premium payment requirements.

ADDITIONAL PREMIUM PAYMENTS:

      - Additional premiums can only be paid until the insured's age 100 (except as may be required in a grace period).

      - If a premium increases the specified amount of insurance coverage, it is subject to the insured's continued insurability and our underwriting requirements, which may include evidence of continued insurability.

      - Must be at least enough to maintain the specified amount of insurance coverage you purchased.

      - Planned premiums may be paid annually, semiannually, or at other intervals we offer. Beginning with the second Policy Year, you may change the planned premium once each year, subject to our approval. The planned premium is flexible. Because the Policy's Accumulation Value can fluctuate depending upon the performance of your selected variable investment options, PAYMENT OF THE PLANNED PREMIUMS DOES NOT GUARANTEE THAT YOUR POLICY WILL REMAIN IN FORCE. YOUR POLICY CAN LAPSE EVEN IF YOU PAY ALL PLANNED PREMIUMS IN FULL AND ON TIME. However, there may be a "no-lapse" period, described below.

      - If there is a Policy loan, you should identify any payment intended to reduce a loan as a loan repayment, otherwise it will be treated as a premium and added to the Accumulation Value.

      - Additional premiums are applied pursuant to your current investment allocation instructions, unless you give us different instructions by Written Notice or authorized telephone transaction at the time you make an additional premium payment.

      - We reserve the right to limit premiums or refund any values so the Policy qualifies as life insurance under the Internal Revenue Code.

o     ACCUMULATION VALUE

      On your Policy's date of issue the Accumulation Value equals the initial net premium less the Monthly Deduction for the first month. The net premium is the premium less the premium charge for taxes (3.75%) and premium processing expenses ($2.00). On the date of each Monthly Deduction after the date of issue, the Accumulation Value equals:

      (a)   the total of the values in each Subaccount; plus

      (b)   the accumulation value of the fixed account; plus

      (c)   the accumulation value of the systematic transfer account; plus

      (d)   the accumulation value of any Loan Account; less

      (e)   the Monthly Deduction for the current month.

      On any date other than the date of a Monthly Deduction the Accumulation Value equals:

      (a) the totals of the values in each Subaccount on the date of calculation; plus

      (b)   the  accumulation   value  of  the  Loan  Account  on  the  date  of
            calculation; plus

      (c) the accumulation value of the systematic transfer account on the date of calculation; plus

      (d) the accumulation value of the fixed account on the date of calculation.

      The value for each Subaccount equals:

      (a) the current number of accumulation units for that Subaccount; multiplied by

      (b)   the current accumulation unit value.

      Each net premium, Monthly Deduction, transfer, loan and loan repayment, and partial withdrawal allocated to a Subaccount is converted into accumulation units. This is done by dividing the dollar amount by the accumulation unit value for the applicable Subaccount for the Valuation Period during which it is allocated to or cancelled from the Subaccount. The accumulation unit value of any Subaccount may increase or decrease from one Business Day to the next to reflect the investment performance of the corresponding investment portfolio.

      The  SAI  contains  more  details   regarding  the   calculation   of  the
accumulation unit value. The SAI also describes the calculation of the Accumulation Value for the fixed account and the systematic transfer account.

      The Cash Surrender Value is the Accumulation Value as of the date of surrender, less any outstanding Policy loans and unpaid loan interest and less any applicable surrender charge.

o     LAPSE AND GRACE PERIOD

LAPSE

      BECAUSE THE POLICY'S ACCUMULATION VALUE CAN FLUCTUATE DEPENDING UPON THE PERFORMANCE OF YOUR SELECTED VARIABLE INVESTMENT OPTIONS, YOUR POLICY CAN LAPSE, EVEN IF YOU PAY ALL PLANNED PREMIUMS ON TIME.

      NO POLICY LOAN EXISTS: The Policy will lapse if, on the date of a Monthly Deduction, the Accumulation Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and a grace period expires without a sufficient premium payment.

      A POLICY LOAN EXISTS: The Policy will lapse on the date of a Monthly Deduction when the Cash Surrender Value is not enough to cover the Monthly Deduction (subject to the No-Lapse Period provision), and any loan interest due, and a grace period expires without a sufficient premium payment.

     ----------------------------------------------------------------------
          A lapse of the Policy may result in adverse tax consequences.
     ----------------------------------------------------------------------

NO-LAPSE PERIOD

      The Policy will not lapse during a No-Lapse Period, even if the Cash Surrender Value is insufficient to pay the Monthly Deduction, if you meet the minimum monthly premium or the target monthly premium requirements AND the following rules:

      -     The Policy has never been reinstated;

      - There is no additional insured term insurance rider covering the insured attached to the Policy;

      - There is both a minimum No-Lapse Period and a lifetime No-Lapse Period, and they have different minimum monthly premium requirements that must be met in order for the No-Lapse Period guaranty to apply. The respective (minimum or lifetime) monthly premium requirement is met on the date of any Monthly Deduction when the total premiums paid since the Policy's date of issue, less any partial withdrawals, accumulated at 4% interest, less any outstanding Policy loan, equals or exceeds the required monthly premium, accumulated at 4% interest. (The minimum and lifetime required monthly premiums and No-Lapse Periods are shown on the Policy's data pages.)

      - The No-Lapse period will vary from state to state and the lifetime No-Lapse period is not available in all states.

GRACE PERIOD

      Although the Policy can lapse, we allow you a 61-day grace period to make a premium payment sufficient to cover the Monthly Deduction and any loan interest due.

      - We will mail notice to you of the insufficiency within 30 days of the start of the grace period.

      - If the necessary additional premium payment is not received, the Policy terminates as of the first day of the grace period.

      - Payment received during a grace period is first applied to repay Policy loans and interest on those loans, before the remaining amount is applied as additional premium to keep the Policy in force, unless otherwise specified.

      - Insurance coverage continues during the grace period, but the Policy is deemed to have no Accumulation Value for purposes of Policy loans, surrender and partial withdrawals.

      - If the insured dies during the grace period, the death benefit proceeds payable equal the amount of death benefit in effect immediately prior to the date the grace period began less any due and unpaid Monthly Deduction and unpaid loan interest.

o     CONTINUATION OF INSURANCE

      If no additional premiums are paid, the Policy will continue as follows:

            (a) if there are no outstanding Policy loans, until the Accumulation Value is not enough to pay the Monthly Deduction, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy;

            (b) if there are any outstanding Policy loans, until the Cash Surrender Value is not enough to pay the Monthly Deduction and any unpaid loan interest, subject to the No-Lapse Period provision of the Policy, if applicable, and the grace period provision of the Policy; or

            (c)   until the maturity date

      whichever occurs first.

      We will pay you any remaining Accumulation Value less any outstanding Policy loan and unpaid loan interest at maturity if the insured is then living and coverage beyond maturity is not elected.

o     MATURITY DATE

      The Policy's maturity date is the Policy Anniversary next following the insured's 100th birthday. On the maturity date, we will pay you the Policy's Accumulation Value, less any loan and unpaid loan interest, if: (a) the insured is then living; (b) this Policy is in force; and (c) coverage beyond maturity is not elected. The Policy may terminate prior to the maturity date as described above under the lapse and grace period provision. If the Policy does continue in force to the maturity date, it is possible there will be little or no Cash Surrender Value at that time.

o     PAID-UP LIFE INSURANCE (where a policy loan exists)

      You can use this rider provision, under certain circumstances, to keep the Policy from lapsing when you have a large Policy loan (or loans) outstanding. This rider is not available in New Jersey or Florida, and may not be available in other states. In addition, this rider is not available for Policies issued before May 1, 1999. If you are age 75 or older and have had your Policy for 15 years, you can exercise the right to elect this Policy rider that provides that your Policy will never lapse and will provide paid-up life insurance, even if the Policy would otherwise soon lapse. We will deduct 3% of the Accumulation Value on the date you exercise this rider. Additional requirements on the date you exercise this rider are:

      - The Policy loan balance cannot exceed 96% of the Accumulation Value. Any loan exceeding this amount must be repaid.

      - The Policy loan balance must exceed the specified amount of insurance coverage.

      - Policy loans taken in the last 36 months must be less than 30% of the entire amount of Policy loans outstanding.

      - Any additional insured term riders attached to your Policy must be removed.

      - After the rider is in effect, we will not accept any additional premium, nor will we allow any changes in the specified amount of insurance coverage or death benefit option. In Maryland, the Monthly Deductions will be zero after exercise of this rider.

      - After exercise of this rider, all amounts not allocated to the Loan Account must be allocated to the fixed account.

      The AMOUNT OF PAID-UP LIFE INSURANCE provided by this provision equals the Accumulation Value on the date you elect this guarantee, less the 3% deduction, with the resulting difference multiplied by 105%. On that date this amount will become the specified amount of insurance coverage under the Policy. The death benefit under the Policy will be the greatest of:

      (a) the current specified amount of insurance coverage on the date of death; or

      (b) the Policy's Accumulation Value on the date of death, plus the corridor amount described in the Policy for the insured's attained age; or

      (c) the Policy's loan balance on the date of death, plus the corridor amount for the insured's attained age.

      The death benefit payable will be reduced by any loan balance. The corridor percentage will not be less than 1%.

      We believe this provision, when exercised, will prevent the Policy from lapsing. The Internal Revenue Service's position on this point is unclear, and we do not warrant any tax effect. You should consult your tax adviser before exercising this rider provision.

o     REINSTATEMENT

      If the Policy lapses because a grace period ended without a sufficient premium payment being made and the Policy has not been surrendered for cash, you may reinstate it within five years of the date of lapse and prior to the maturity date. To reinstate, we must receive:

      -     written application signed by you and the insured;

      -     evidence of the insured's insurability satisfactory to us;

      -     enough  payment to continue  this Policy in force for three  months;
            and

      - repayment or reinstatement of any outstanding Policy loan, together with unpaid loan interest from the date of lapse.

      On a reinstated Policy, there will be a re-establishment of surrender charges, if any, measured from the original date of issue.

      The effective date of reinstatement will be the date we approve the application for reinstatement.

      The specified amount of insurance coverage of the reinstated Policy may not exceed the specified amount of insurance coverage at the time of lapse. The Accumulation Value on the effective date of reinstatement will equal the amount of reinstatement premium plus any applicable surrender charge measured from the original date of issue to the date of reinstatement, and less the Monthly Deduction for the current Policy Month.

      Any prior no-lapse period is no longer in effect after the Policy has been reinstated.

o     COVERAGE BEYOND MATURITY

      At least 30 days before the maturity date of the Policy, you may elect to continue the Policy in force beyond the maturity date. The election must be made by Written Notice. The following will apply:

We will maintain your allocation of Accumulation Value to the Subaccounts and the fixed account according to your instructions.

--------------------------------------------------------------------------------
The tax consequences of continuing a Policy beyond the insured's age 100 are unclear. Please consult a tax adviser.
--------------------------------------------------------------------------------

      -     The cost of insurance charge will be zero.

      -     The risk charge will be zero.

      -     The administrative charge will be zero.

      -     The corridor percentage will be fixed at 101%.

      -     The death benefit option will be Option 1.

      - Any riders (except the paid-up life insurance rider) attached to the Policy that are then in force will terminate.

      - The insured's date of death will be considered the Policy's maturity date.

      -     You cannot pay any more premiums.

      - All other rights and benefits as described in the Policy will be available during the insured's lifetime.

      - The Policy's death benefit, net of loan interest and any outstanding loan balance, will be extended past the original maturity date, even if the Policy has no Cash Surrender Value.

      - Any loan outstanding when the Policy is continued past the maturity date will continue to accrue interest expense.

      The tax consequences associated with extending coverage beyond maturity are unclear. A tax adviser should be consulted before making such an election.

o     DELAY OF PAYMENTS

      We will usually pay any amounts from the Variable Account requested as a Policy loan, partial withdrawal or cash surrender within seven days after we receive your Written Notice. We can postpone such payments or any transfers out of a Subaccount if: (i) the NYSE is closed for other than customary weekend and holiday closings; (ii) trading on the NYSE is restricted; (iii) an emergency exists as determined by the SEC, as a result of which it is not reasonably practical to dispose of securities, or not reasonably practical to determine the value of the net assets of the Variable Account; or (iv) the SEC permits delay for the protection of security holders. The applicable rules of the SEC will govern as to whether the conditions in (iii) or (iv) exist.

      We may defer payment of Policy loans, partial withdrawals or a cash surrender from the fixed account for up to six months (30 days in West Virginia) from the date we receive your Written Notice.

      We reserve the right to delay payments of loans, partial withdrawals or a cash surrender from the Subaccounts and the fixed account until all of your premium payments have been honored by your bank.

--------
EXPENSES

      The charges and fees described below compensate us for our expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the investment options and the Policy. Except where stated otherwise, charges and fees shown are the maximum we will charge, and some actual expenses may be less. THESE CHARGES AND FEES WILL REDUCE THE VALUE OF YOUR POLICY AND THE RETURN ON YOUR INVESTMENT. Each Series Fund also deducts expenses from each investment portfolio; those expenses are described in each investment portfolio prospectus.

o     DEDUCTIONS FROM PREMIUM

TAX CHARGE - 3.75% OF EACH PREMIUM PAYMENT

      Many states and municipalities impose a premium tax on us, ranging from 0.75% to 5.0%. We also incur a federal income tax liability under Internal Revenue Code Section 848 (a deferred acquisition cost tax) upon Policy premium collected. We deduct 3.75% of each Policy premium payment we receive to cover these expenses. (In Oregon, this deduction does not include state and municipality premium tax expenses.) Please note that the actual federal and state taxes that we will pay on a particular Policy may be more or less than the amount we collect.

PREMIUM PROCESSING CHARGE - $2 PER PAYMENT

      We deduct $2 from each Policy premium payment we receive to cover our premium processing expenses.

o     MONTHLY DEDUCTION

      We deduct a Monthly Deduction from the Policy's Accumulation Value on the date of issue and on each monthly anniversary of the date of issue (the "Monthly Deduction Date"), consisting of: (1) the COST OF INSURANCE CHARGE; (2) the RISK CHARGE; (3) the ADMINISTRATIVE CHARGE; and (4) the COST OF RIDERS.

      Charges based on the Accumulation Value are calculated before the Monthly Deduction is deducted, but reflect charges deducted from Subaccount assets. The Monthly Deduction is deducted pro rata from the Accumulation Value in the Subaccounts and the fixed account. The Monthly Deduction results in the cancellation of accumulation units in the Subaccounts and the fixed account. There is no Monthly Deduction after the Policy Anniversary next following the insured's 100th birthday if coverage beyond maturity is elected.

COST OF INSURANCE CHARGE

      The cost of insurance charge is for providing insurance protection under the Policy. The amount of the current charge is based on the issue age, sex (except in Montana), risk and rate class of the insured, the current specified amount of insurance coverage, and the length of time the Policy has been in force. Based on our underwriting, you will be placed in the following underwriting categories (from highest cost of insurance charge to lowest):
substandard, standard, preferred and preferred plus. Also, tobacco users will pay higher cost of insurance charges in each of the classes except for preferred plus which does not include tobacco users. We may use current cost of insurance charges less than those shown in the Policy, and reserve the right to change the cost of insurance charges. Changes will be by class and based on changes in future expectations of factors such as investment earnings, mortality, persistency and expenses. We expect a profit from this charge.

      The cost of insurance each month equals:

      -     The Net Amount at Risk for the month; multiplied by

      - The cost of insurance charge per $1,000 of specified amount of insurance coverage (which is set forth in the Policy) multiplied by the specified amount of insurance coverage; divided by

      -     $1,000.

      The Net Amount at Risk in any month equals:

      -     The death benefit; less

      - The Accumulation Value after deducting the rider charge, if any, the mortality and expense risk charge and the administrative charge for the current month.

RISK CHARGE

      The risk charge is for the mortality risks we assume -- that insureds may live for shorter periods of time than we estimate, or the Accumulation Value is not enough to keep the Policy in force during the No-Lapse Period -- and also compensates us for our expenses incurred to administer the Policy. In Policy Years 1 through 10, this risk charge is equivalent to an annual charge of 0.70% of the Accumulation Value. In Policy Years 11 and later, this risk charge currently is equivalent to an annual charge of 0.55% of the Accumulation Value up to $25,000, and is 0.15% of the Accumulation Value in excess of $25,000. We can increase the risk charge after Policy Year 10 but it will never exceed a maximum charge of 0.55% of the Accumulation Value. The charge is deducted as 0.05833% of the Accumulation Value, deducted on the date the Monthly Deduction is assessed, for the first 10 Policy Years. For Policy Years after Year 10, the charge deducted on the date the Monthly Deduction is assessed is 0.04583% of the Accumulation Value for Accumulation Value up to and including $25,000, and 0.0125% of the Accumulation Value for Accumulation Value in excess of $25,000 (which we may increase to a maximum charge of 0.04583%). If this charge exceeds our actual costs to cover death benefits and expenses, the excess goes to our general account. Conversely, if this charge is not enough, we bear the additional expense, not you. We expect a profit from this charge.

ADMINISTRATIVE CHARGE - $7 PER MONTH

      The administrative charge partially compensates us for our costs in issuing and administering the Policy and operating the Variable Account.

COST OF RIDERS CHARGE (riders may not be available in all states)

The following Policy riders are available for the cost detailed below.

ADDITIONAL INSURED RIDER. This rider provides term insurance, for the primary insured at a cost equal to the amount of insurance coverage provided by the rider, multiplied by the rider's cost of insurance charge for each $1,000 of benefit amount, divided by 1,000. The amount of the insurance coverage provided by the rider cannot exceed two times the base Policy's specified amount of insurance coverage. This charge is based on the primary insured's issue age, sex (except in Montana), and risk and rate class. The charge for this rider increases on an annual basis.

ACCIDENTAL DEATH BENEFIT RIDER. This rider provides additional coverage in the event of an accidental death, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1,000 of rider coverage elected, multiplied by the rider benefit amount, divided by $1,000. The rider benefit amount cannot exceed one-half of the base Policy's specified amount of insurance coverage.

DISABILITY RIDER. This rider provides a benefit in the event of disability of the Owner, at a cost which is a fixed rate determined by the insured's attained age and sex (just age in Montana) per each $1.00 of rider monthly deduction elected, multiplied by the amount of the monthly deduction.

PAID-UP LIFE INSURANCE RIDER. This rider guarantees that your Policy will remain in force as paid-up life insurance if there is a Policy loan and certain conditions are met. Its cost is 3% of your Accumulation Value on the date you exercise the rider benefit. (This rider is described in the IMPORTANT POLICY PROVISIONS section, above.)

WAIVER OF SURRENDER CHARGE RIDER. No cost.

ACCELERATED DEATH BENEFIT RIDER. This rider provides a full payout of the lesser of 94% of the Policy's death benefit (88% in Washington and 96% in New Jersey), or $500,000, for the primary insured with satisfactory evidence of a 12-month life expectancy or less (24 months in Washington and 6 months in New Jersey). There is no premium or cost of insurance charge for this rider, but upon exercise of this rider you in affect forfeit 6% of the Policy's death benefit (12% in Washington and 4% in New Jersey). This rider automatically attaches to all Policies with face amounts between $50,000 and $500,000. If this rider option is exercised, all other riders and the base Policy will terminate.

o     TRANSFER CHARGE - $10 (FIRST 12 ARE FREE)

      The first 12 transfers from the Subaccounts each year are free. A transfer fee of $10 may be imposed for any transfer from the Subaccounts in excess of 12 per Policy Year. There is no fee for transfers from the fixed account but only one transfer from the fixed account can be made per Policy Year (unless you have elected the dollar cost averaging program). Simultaneous requests are treated as a single request. We will not impose the fee for transfers that are not the result of your request. The transfer fee is deducted from the amount transferred on the date of transfer. Transfers made pursuant to participation in the dollar cost averaging, asset allocation, STEP or rebalancing programs are not subject to the transfer charge. See the sections of this Prospectus describing those programs for the rules of each program.

o     SURRENDER CHARGE

      Upon a total surrender or partial withdrawal from your Policy, we may deduct a surrender charge from the amount of the surrender or partial withdrawal. If the Policy's current specified amount of insurance coverage is decreased, we may deduct a surrender charge from the Accumulation Value based on the amount of the decrease. The surrender charge varies by issue age, sex (except in Montana), risk and rate class, the length of time your Policy has been in force and the specified amount of insurance coverage. For example, for a male age 31 at issue, in the nontobacco risk class and the preferred rate class, the surrender charge is $10.00 for each $1,000.00 of specified amount of insurance coverage in the first five years, declining to $1.00 per $1,000.00 in the 12th year and zero thereafter. Generally, the surrender charge is higher the older you are when the Policy is issued, subject to state nonforfeiture requirements (which generally limits surrender charges at higher ages). The highest aggregate surrender charge is $53 for each $1,000 of specified amount of insurance coverage in the first year, declining to $10 per $1,000 in the ninth year and zero thereafter. The length of the surrender charge period varies depending upon the Policy Owner's issue age: the period is 12 years through age 52, 11 years at age 53, 10 years at age 54, and 9 years at age 55 and thereafter. Your specific charge is specified in your Policy data pages.

      The surrender charge will not cover our cost of distributing the Policies. Any deficiency is met from our general funds, including amounts derived from the risk charge and the administrative charge (each described above).

SURRENDER CHARGE WAIVERS (NOT AVAILABLE IN ALL STATES)

      We will waive the surrender charge upon partial withdrawals and surrenders in the following situations. Each waiver may not be available in all states and the terms within each provision may vary by state. Refer to the waiver of withdrawal provisions in your Policy for the waivers allowed by your state. ("You" and "your" refer to the Policy owner, not the insured if different).

HOSPITAL AND NURSING HOME WAIVER:

      Any partial withdrawal or surrender made pursuant to your confinement, upon the recommendation of a licensed physician, to the following facilities for 30 or more consecutive days: (a) a hospital licensed or recognized as a general hospital by the state in which it is located; (b) a hospital recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; (c) a Medicare certified hospital; (d) a state licensed nursing home with a registered nurse on duty 24 hours a day; and (e) a Medicare certified long-term care facility. This waiver only applies to partial withdrawals and surrenders requested no later than 91 days after the last day of confinement to such facility. Proof of confinement must be provided. The nursing home waiver is not available if any Owner is confined to a nursing home or hospital facility on the date of issue (except in Pennsylvania). We will not accept any additional premiums under your Policy once you elect this waiver.

DISABILITY WAIVER:

      Any partial withdrawal or surrender while you are physically disabled. We may require proof of such disability, including written confirmation of approval of any claim for Social Security Disability Benefits. Proof of continued disability may be required through the date of any partial withdrawal or surrender. We reserve the right to have any Owner claiming such disability examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

      The disability waiver is not available if any Owner is receiving Social Security Disability Benefits on the date of issue (except in certain states) or is age 65 or older on the date of withdrawal.

TERMINAL ILLNESS WAIVER (LIMITED LIFE EXPECTANCY WAIVER IN PENNSYLVANIA):

      Any partial withdrawal or surrender after you are diagnosed with a terminal illness. A terminal illness is a medical condition that, with a reasonable degree of medical certainty, will result in your death within 12 months or less (24 months or less in Washington). We may require proof of such illness including written confirmation from a licensed physician. We reserve the right to have you examined by a licensed physician of our choice and at our expense. We will not accept any additional premiums under your Policy once you elect this waiver.

      The terminal illness waiver is not available if you are diagnosed with a terminal illness prior to or on the date of issue (except in certain states).

UNEMPLOYMENT WAIVER:

      Any partial withdrawal or surrender in the event you become unemployed. The unemployment waiver is available upon submission of a determination letter from a state department of labor indicating you received unemployment benefits for at least 60 consecutive days prior to the election of such waiver. The unemployment waiver may be exercised only once and is not available if you are receiving unemployment benefits on the date of issue of the Policy (except in Pennsylvania).

TRANSPLANT WAIVER:

      Any partial withdrawal or surrender if you undergo transplant surgery as an organ donor or recipient for the following body organs: heart, liver, lung, kidney, pancreas; or as a recipient of a bone marrow transplant. Within 91 days of surgery, you must submit a letter from a licensed physician (who is not the Owner or insured of this Policy) stating that you underwent transplant surgery for any of these organs. We reserve the right to have you examined by a physician of our choice and at our expense. This waiver may be exercised only once per transplant surgery.

RESIDENCE DAMAGE WAIVER:

      Any partial withdrawal or surrender if your primary residence suffers physical damage in the amount of $50,000 or more. To claim this waiver, send us a certified copy of a licensed appraiser's report stating the amount of the damage. This certified copy must be submitted within 91 days of the date of the appraiser's report. We reserve the right to obtain a second opinion by having the affected residence inspected by a licensed appraiser of our choice and at our expense, and to rely upon our appraiser's opinion. This waiver may be exercised only once per occurrence.

DEATH OF SPOUSE OR MINOR DEPENDENT WAIVER:

      Partial withdrawals of the following percentage of Accumulation Value made within six months of your spouse's or minor dependent(s)' death: death of spouse, 50%; death of minor dependent(s), 25%. We must receive proof of death. This waiver may be exercised once for a spouse and once for each minor dependent, subject to no more than 50% of the Accumulation Value being withdrawn pursuant to this waiver each year. Subsequent withdrawals, or withdrawals above the waiver limit, are subject to the surrender charge.

o     SERIES FUND CHARGES; INVESTMENT ADVISORY FEES

      Each investment portfolio of the Series Fund is responsible for its own expenses. The net asset value per share for each investment portfolio reflects deductions for investment advisory fees and other expenses. These charges are disclosed in each investment portfolio's prospectus which accompanies this Prospectus. These charges could be higher or lower in the future.

--------------------
POLICY DISTRIBUTIONS

      The principal purpose of the Policy is to provide a death benefit upon the insured's death, but before then you may also borrow against the Policy's Cash Surrender Value, take a partial withdrawal, or surrender the Policy for its Cash Surrender Value. Taxes, tax penalties and surrender charges may apply to amounts taken out of your Policy. Depending on the circumstances, receipt of a Policy loan may have federal income tax consequences. You may wish to consult your tax adviser before requesting a Policy loan.

o     POLICY LOANS

---------------------------------------------------------------------------------------------
            AMOUNT YOU CAN BORROW                            LOAN INTEREST RATE
---------------------------------------------------------------------------------------------
STANDARD POLICY LOAN.  After the first Policy   STANDARD   POLICY  LOAN.  Net  annual  loan
Year (at any time in Indiana), you may borrow   interest  rate of 2%: we charge an interest
up to 100% of the Cash Surrender Value,  less   rate in advance with a 6% effective  annual
loan  interest to the end of the Policy Year,   yield,  but we also credit an interest rate
and  less  a   Monthly   Deduction   that  is   with an effective annual yield of 4% to any
sufficient  to  continue  the Policy in force   amounts in the Loan Account.
for at least one month.
---------------------------------------------------------------------------------------------
PREFERRED POLICY LOAN. Available beginning in   PREFERRED  POLICY  LOAN.  Net  annual  loan
the 10th Policy Year. Any loan outstanding at   interest  rate of 0%: we charge an interest
the  beginning  of the 10th  Policy Year will   rate in advance with a 6% effective  annual
become a  preferred  Policy  loan  from  that   yield,  but we also credit an interest rate
point forward.                                  with an effective annual yield of 6% to any
                                                amounts in the Loan Account.
---------------------------------------------------------------------------------------------

 WE BELIEVE A PREFERRED POLICY LOAN WILL NOT AFFECT TAX TREATMENT OF THE POLICY,
   BUT TAX LAW IS UNCLEAR ON THIS POINT AND WE DO NOT WARRANT ITS TAX EFFECT. YOU MAY WISH TO CONSULT YOUR TAX ADVISER BEFORE TAKING A PREFERRED POLICY LOAN.
--------------------------------------------------------------------------------

LOAN RULES:

o     The Policy must be assigned to us as sole security for the loan.

o We will transfer all loan amounts from the Subaccounts and the fixed account to a Loan Account. The amounts will be transferred on a pro rata basis. Transfers from the Subaccounts will result in the cancellation of accumulation units.

o Loan interest is due on each Policy Anniversary. If the interest is not paid when due, we will transfer an amount equal to the unpaid loan interest from the Subaccounts and the fixed account to the Loan Account on a pro rata basis.

o All or part of a loan may be repaid at any time while the Policy is in force. We will deduct the amount of a loan repayment from the Loan Account and allocate that amount among the Subaccounts and the fixed account in the same percentages as the Accumulation Value is allocated on the date of repayment. We will treat any amounts you pay us as a premium unless you specify that it is a loan repayment.

o The death benefit proceeds will be reduced by the amount of any loan outstanding and unpaid loan interest on the date of the insured's death.

o We may defer making a loan for six months (30 days in West Virginia) unless the loan is to pay premiums to us.

o     SURRENDER

      While the insured is alive, you may terminate the Policy for its Cash Surrender Value. Following a surrender, all your rights in the Policy end.

--------------------------------------------------------------------------------
For amounts allocated to the fixed account and the systematic transfer account, the Cash Surrender Value is equal to or greater than the minimum Cash Surrender Values required by the state in which the Policy was delivered. The value is based on the Commissioners 1980 Standard Ordinary Mortality Table, the insured's age at last birthday, with interest which yields 4% on an annual basis.
--------------------------------------------------------------------------------

SURRENDER RULES:

o     The Policy must be returned to us to receive the Cash Surrender Value.

o     A surrender charge may apply.

o The maximum applicable Surrender Charge is described in your Policy and the Expenses section of this Prospectus.

o     Surrenders may have tax consequences. See "Federal Tax Matters".

o We may defer payment from the fixed account or the systematic transfer account for up to six months (30 days in West Virginia).

o     PARTIAL WITHDRAWALS

      After the first Policy Year, you may withdraw part of the Accumulation Value. The amount requested and any surrender charge will be deducted from the Accumulation Value on the date we receive your request (either by Written Notice or, for amounts of $10,000 or less, by an authorized telephone transaction). Amounts withdrawn may be subject to a surrender charge (as defined in the Policy and the EXPENSES section of this Prospectus) unless one of the surrender charge waiver provisions is applicable.

      If DEATH BENEFIT OPTION 1 (described below) is in effect, then the current specified amount of insurance coverage will be reduced by the amount of any partial withdrawal and the Accumulation Value will be reduced by (a) the amount of the withdrawal, plus (b) the surrender charge applicable to the decrease in the current specified amount of insurance coverage. We will send you an amendment showing the new specified amount of insurance coverage after the withdrawal.

      If DEATH BENEFIT OPTION 2 (described below) is in effect, the Accumulation Value will be reduced by the amount of the partial withdrawal (but the specified amount of insurance coverage will not change).

PARTIAL WITHDRAWAL RULES:

o The minimum partial withdrawal amount is $250; the maximum is an amount such that the remaining Cash Surrender Value is not less than $500 and the specified amount of insurance coverage is at least $100,000 in Policy Years 1-5, and at least $50,000 thereafter.

o Partial withdrawals result in cancellation of accumulation units from each applicable Subaccount. Unless you instruct us otherwise, we will deduct withdrawal amounts from the Subaccounts, the fixed account and the systematic transfer account on a pro rata basis. No more than a pro rata amount may be withdrawn from the fixed account and the systematic transfer account.

o Withdrawals from the systematic transfer account will not affect the minimum monthly transfer amount from that account, so they will cause the total amount to be transferred to be completed in less time than originally anticipated.

o We reserve the right to defer withdrawals from the fixed account and the systematic transfer account for up to six months (30 days in West Virginia) from the date we receive your request.

o Partial withdrawals may change the minimum and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

o     Partial withdrawals may have tax consequences.

o     DEATH BENEFIT

      We will pay a death benefit after we receive necessary documentation of the insured's death, and we have sufficient information about the Beneficiary to make the payment. Death benefits may be paid pursuant to a payment option (including a lump-sum payment) selected by the Beneficiary to the extent allowed by applicable law and any settlement agreement in effect at the insured's death. (See the PAYMENT OF PROCEEDS section below.) If neither you nor the Beneficiary makes a payment option election within 60 days of our receipt of documentation of the insured's death, we will issue a lump-sum payment to the Beneficiary.

DEATH BENEFIT OPTIONS

      You have a choice of one of two death benefit options. Option 1 is in effect unless you elect option 2.

DEATH BENEFIT OPTION 1:

The death benefit is the greater of:

      (a)   the specified amount of insurance coverage on the date of death; or

      (b) the Policy's Accumulation Value on the date of death plus the corridor amount.

      The death benefit amount can be level at the specified amount of insurance coverage.

DEATH BENEFIT OPTION 2:

The death benefit is the Policy's Accumulation Value on the date of death plus the greater of:

      (a)   the specified amount of insurance coverage on the date of death; or

      (b)   the corridor amount.

The death benefit amount will always vary as the Accumulation Value goes up or down each day.

      The CORRIDOR AMOUNT equals the Accumulation Value on the insured's date of death multiplied by the corridor percentage from the table shown below for the insured's attained age.

---------------------------------------------------------------------
Attained    Corridor    Attained    Corridor    Attained    Corridor
  Age      Percentage     Age      Percentage     Age      Percentage
---------------------------------------------------------------------
  0-40        150%         54         57%          68         17%
   41         143%         55         50%          69         16%
   42         136%         56         46%          70         15%
   43         129%         57         42%          71         13%
   44         122%         58         38%          72         11%
   45         115%         59         34%          73          9%
   46         109%         60         30%          74          7%
   47         103%         61         28%        75-90         5%
   48          97%         62         26%          91          4%
   49          91%         63         24%          92          3%
   50          85%         64         22%          93          2%
   51          78%         65         20%          94          1%
   52          71%         66         19%        95-100        0%
   53          64%         67         18%         100+         1%

      After the first Policy Year, you may change the death benefit option once each year. Changes in the death benefit option may change the specified amount of insurance coverage, because we will change the current specified amount of insurance coverage to maintain the level of death benefit in effect before the death benefit option change. Any resulting decrease in the specified amount of insurance coverage is subject to a surrender charge. Changes in the death benefit option may have tax consequences.

RULES FOR CHANGING THE DEATH BENEFIT OPTION:

      o A change in death benefit option takes effect on the date the Monthly Deduction is assessed after we receive your Written Notice to change.

      o After each change in death benefit option, we will send you an amendment to the Policy showing the option in effect and the new specified amount of insurance coverage.

      o A change in the current specified amount of insurance coverage resulting from a death benefit option change will change the minimum monthly and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

CHANGE IN SPECIFIED AMOUNT OF INSURANCE COVERAGE

      After the first Policy Year, you may change the specified amount of insurance coverage once each year. Any change will take effect on the date the Monthly Deduction is assessed following the date we approve the change. We will send you an amendment to the Policy showing the new specified amount of insurance coverage after the change. Changes to the specified amount of insurance coverage may have tax consequences.

RULES FOR CHANGING SPECIFIED AMOUNT OF INSURANCE COVERAGE:

o An increase in the specified amount of insurance coverage requires a new application and evidence of insurability satisfactory to us.

o     No increases after attaining age 90.

o A decrease in the specified amount of insurance coverage is subject to a surrender charge on the amount of the decrease.

o A decrease is only allowed to the extent the specified amount of insurance coverage remains at least $100,000 during Policy Years 1-5; $50,000 thereafter.

o A change in the current specified amount of insurance coverage will change the minimum monthly and target monthly premium requirements applicable to the NO-LAPSE PERIOD provision.

o     PAYMENT OF PROCEEDS

      You may elect to have proceeds paid as annuity payments under any combination of the fixed and variable payout options shown in the Policy. In Maryland only fixed payout options are available. If a payout option is not chosen within 60 days of the date we receive satisfactory proof of death, we will make payment in a lump sum. The payout options are described in the SAI.

-------------------
FEDERAL TAX MATTERS

      The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a tax adviser. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Policy. This discussion of federal income tax considerations relating to the Policy is based upon our understanding of laws as they now exist and are currently interpreted by the Internal Revenue Service ("IRS") as of the date of this prospectus. As provided in IRS regulations, you are hereby informed that this material is not intended and cannot be referred to or used (1) to avoid tax penalties, or (2) to promote, sell or recommend any tax plan or arrangement.

o     LIFE INSURANCE QUALIFICATION

      The Internal Revenue Code of 1986, as amended (the "Code") defines a life insurance contract for federal income tax purposes. This definition can be met if an insurance contract satisfies either one of two tests set forth in that section. The Code and related regulations do not directly address the manner in which these tests should be applied to certain features of the Policy. Thus, there is some uncertainty about the application of those tests to the Policy.

--------------------------------------------------------------------------------
Tax laws affecting the Policy are complex. Tax results may vary among individual uses of a Policy. You are encouraged to seek independent tax advice in purchasing or making elections under the Policy.
--------------------------------------------------------------------------------

      Nevertheless, we believe the Policy qualifies as a life insurance contract for federal tax purposes, so that:

      o the death benefit should be fully excludable from the Beneficiary's gross income; and

      o you should not be considered in constructive receipt of the Cash Surrender Value, including any increases, unless and until it is distributed from the Policy.

      We reserve the right to make such changes in the Policy as we deem necessary to assure it qualifies as a life insurance contract under the Code and continues to provide the tax benefits of such qualification.

      MODIFIED ENDOWMENT CONTRACTS. The Code establishes a class of life insurance contracts designated as modified endowment contracts. The Code rules governing whether a Policy will be treated as a modified endowment contract are extremely complex. In general, a Policy is a modified endowment contract if the accumulated premium payments made at any time during the first seven Policy Years exceed the sum of the net level premium payments which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A Policy may also become a modified endowment contract because of a material change. The determination of whether a Policy is a modified endowment contract after a material change generally depends upon the relationship of the Policy's death benefit and Accumulation Value at the time of such change and the additional premium payments made in the seven years following the material change. A Policy may also become a modified endowment contract if the death benefit is reduced.

--------------------------------------------------------------------------------
This Policy's flexibility and how you tailor it to meet your needs could cause it to be a modified endowment contract. We recommend you consult with a tax adviser to determine if desired Policy transactions may cause such treatment. When a premium payment is credited which we believe causes the Policy to become a modified endowment contract, we will notify you and offer you the opportunity to request a refund of that premium in order to avoid such treatment. You have 30 days after receiving such a notice to request the refund.
--------------------------------------------------------------------------------

      A Policy issued in exchange for a modified endowment contract is subject to tax treatment as a modified endowment contract. However, we believe that a Policy issued in exchange for a life insurance policy that is NOT a modified endowment contract will generally not be treated as a modified endowment contract if the death benefit of the Policy is greater than or equal to the death benefit of the Policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. You may, of course, choose to not make additional payments in order to prevent a Policy from being treated as a modified endowment contract.

o     TAX TREATMENT OF LOANS AND OTHER DISTRIBUTIONS

      Upon a surrender or lapse of the Policy or when benefits are paid at the Policy's maturity date, if the amount received plus any loan amount exceeds the investment in the Policy (see box below), the excess will generally be treated as ordinary income subject to tax, regardless of whether a Policy is or is not a modified endowment contract. However, the tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a modified endowment contract.

--------------------------------------------------------------------------------
      "INVESTMENT IN THE POLICY" means:

      o the aggregate amount of any premium payments or other consideration paid for the Policy, MINUS

      o the aggregate amount received under the Policy which has previously been or is currently excluded from gross income of the Owner (except that the amount of any loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), PLUS

      o the amount of any loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the Owner's gross income.
--------------------------------------------------------------------------------

      DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS are subject to the following tax rules:

      (1) All distributions other than death benefits, including surrenders and partial withdrawals, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Policy (see box above) at such time.

      (2) Loans from or secured by the Policy are treated as distributions and taxed accordingly.

      (3) A 10% additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, the Policy that is included in income except where the distribution or loan is made on or after the Owner attains age 591/2, is attributable to the Owner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's beneficiary.

      DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS are generally treated as first recovering the investment in the Policy and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first fifteen years after the Policy is issued and that results in a cash distribution to the Owner in order for the Policy to continue complying with the Code's definition of life insurance. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702 of the Code.

      Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. However, it is possible that preferred loans could be treated as distributions rather than loans.

      Neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax rule. If a Policy which is not a modified endowment contract becomes a modified endowment contract, then any distributions made from the Policy within two years prior to the change in such status will become taxable in accordance with the modified endowment contract rules discussed above.

o     OTHER POLICY OWNER TAX MATTERS

      Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, a withdrawal, a surrender or lapse, a change in Ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of Ownership or receipt of distributions from a Policy depends on the circumstances of each Owner or Beneficiary.

      INTEREST PAID ON POLICY LOANS generally is not tax deductible.

      AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS. Pre-death distributions (including a loan, partial withdrawal, collateral assignment or full surrender) from a Policy that is treated as a modified endowment contract may require a special aggregation to determine the amount of income recognized on the Policy. If we or any of our affiliates issue more than one modified endowment contract to the same Policy Owner within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income for all those Policies will be aggregated and attributed to that distribution.

      WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

      ACCELERATED DEATH BENEFIT RIDER. We believe that payments received under the accelerated death benefit rider should be fully excludable from the gross income of the beneficiary except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

      PAID-UP LIFE INSURANCE RIDER. The tax consequences associated with the paid-up life insurance rider are unclear. You should consult a qualified tax adviser about the tax consequences of electing this Policy rider.

      THE POLICY MAY CONTINUE AFTER THE INSURED ATTAINS AGE 100. The tax consequences associated with continuing a Policy beyond age 100 are unclear. A tax adviser should be consulted on this issue.

      FEDERAL AND STATE ESTATE, INHERITANCE AND OTHER TAX CONSEQUENCES of ownership or receipt of proceeds under the Policy depend upon your or the Beneficiary's individual circumstances.

      DIVERSIFICATION REQUIREMENTS. Code Section 817(h) requires investments of the Variable Account to be "adequately diversified" in accordance with Treasury Regulations for the Policy to qualify as a life insurance contract under the Code. Any failure to comply with the diversification requirements could subject you to immediate taxation on the incremental increases in Accumulation Value of the Policy plus the cost of insurance protection for the year. However, we believe the Policy, through the underlying investment portfolios, complies fully with such requirements.

      OWNER CONTROL. In certain circumstances, your control of the investments of the Variable Account may cause you, rather than us, to be treated as the Owner of the assets in the Variable Account. If you are considered the Owner of the assets of the Variable Account, income and gains from the Variable Account would be included in your gross income.

      The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners were not owners of variable account assets. For example, you have additional flexibility in allocating Policy premium and Accumulation Values. These differences could result in you being treated as the Owner of a pro rata share of the assets of the Variable Account. We therefore reserve the right to modify the Policy as necessary to attempt to prevent you from being considered the Owner of the assets of the Variable Account.

      TAX-ADVANTAGED ARRANGEMENTS. The Policy may be used in various arrangements, including non-qualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. The use of the Policy in connection with these arrangements may duplicate the tax deferral qualities of the arrangement. Therefore, if you are contemplating the use of the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax attributes of the particular arrangement and the suitability of this product for the arrangement. Moreover, in recent years, Congress has adopted new rules relating to corporate owned life insurance. Any business contemplating the purchase of a new life insurance contract or a change in an existing contract should consult a tax adviser.

      SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.

      Additionally, the Sarbanes-Oxley Act of 2002 (the "Act") may prohibit, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

      Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

      TAX SHELTER REGULATIONS. Prospective owners should consult a tax adviser about the treatment of the Policy under the Treasury Regulations applicable to tax shelters.

      ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the owner is subject to that tax.

      POSSIBLE TAX LAW CHANGES. There is always a possibility that the tax treatment of the Policy could change, by legislation or otherwise. You should consult a tax adviser with respect to possible tax law changes and their effect on your intended use of the Policy.

      NO GUARANTEES REGARDING TAX TREATMENT. We cannot guaranty the tax treatment of the Policy or any transaction involving the Policy. You should consult with a tax adviser if you have tax questions about the Policy.

-------------
MISCELLANEOUS

o     TELEPHONE TRANSACTIONS

TELEPHONE TRANSACTIONS PERMITTED:

o     Transfers.

o Partial withdrawals or loans of $10,000 or less by you (may be restricted in community property states).

o     Change of premium allocations.

TELEPHONE TRANSACTION RULES:

o Only you may elect. Do so on the Policy application or by prior Written Notice to us.

o Must be received by close of the New York Stock Exchange ("NYSE") (usually 3 p.m. Central Time); if later, the transaction will be processed the next Business Day.

o     Will be recorded for your protection.

o For security, you must provide your Social Security number and/or other identification information.

o     May be discontinued at any time as to some or all Owners.

o For any transaction that would reduce or impair the death benefit, consent from any irrevocable beneficiary is required.

      We are not liable for following telephone transaction instructions we reasonably believe to be genuine. Any Owner individually can make telephone transactions, even if there are joint Owners.

o     DISTRIBUTION OF THE POLICIES

      Mutual of Omaha Investor Services, Inc. ("MOIS"), Mutual of Omaha Plaza, Omaha, Nebraska 68175, is the principal underwriter of the Policy. Like us, MOIS is an affiliate of Mutual of Omaha Insurance Company. MOIS is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers, Inc. MOIS contracts with one or more registered broker-dealers ("Distributors") to distribute Policies. All persons selling the Policy will be registered representatives of the Distributors, and will also be licensed as insurance agents to sell variable life insurance. Commissions paid to Distributors may be up to 115% of target premium for the first Policy Year and up to 5% of target premium thereafter. Distributors may receive additional compensation for amounts received in excess of target premium. We may also pay other distribution expenses such as renewal fees and production incentive bonuses, including non-cash awards. These distribution expenses do not result in any charges under the Policies that are not described under the EXPENSES section of this Prospectus.


      For the fiscal year ended December 31, 2009, United paid $176,901 in total compensation to MOIS; of this amount MOIS retained $101,999 as concessions for its services as principal underwriter and for distribution concessions, with the remaining amount paid to other broker-dealers. In 2008, these amounts were $206,545 and $133,042, respectively. In 2007, these amounts were $294,660 and $170,993 respectively.


o     LEGAL PROCEEDINGS

      United of Omaha and its affiliates, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no legal proceedings pending or threatened to which United of Omaha, the Variable Account, or MOIS is a party that are reasonably likely to materially affect the Variable Account, our ability to meet our obligations under the Policy, or MOIS's ability to perform its obligations as distributor of the Policies.

o     FINANCIAL STATEMENTS

      Our statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account are contained in the Statement of Additional Information. You should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these statutory financial statements and the financial statements of each of the Subaccounts of the Variable Account and/or the Statement of Additional Information, please call or write us at our administrative office.

O     USA PATRIOT ACT NOTICE

      The USA Patriot Act requires financial institutions to notify their customers that the financial institution is required to collect information in order to verify the identity of the owner(s) of any policy or account. In order to satisfy our "Customer Identification Verification" obligation, we may require you to provide us with documents and information necessary to verify your identity. This verification process may include the use of third-party sources to verify the information provided to us.

O     PRIVACY NOTICE

      We are obligated by law to provide you with our privacy notice on an annual basis. Our current privacy notice appears on the following page.

                      MUTUAL OF OMAHA and SECURITY BENEFIT
                      PRIVACY NOTICE - PERSONAL INFORMATION
                            For Plans Administered by
                                Security Benefit
--------------------------------------------------------------------------------

This Privacy Notice applies to the Personal Information of customers of the Mutual of Omaha companies that own variable life insurance or annuities administered by certain subsidiaries of Security Benefit Corporation ("Security Benefit"). The Mutual of Omaha companies include:

      o     United of Omaha Life Insurance Company

      o     Companion Life Insurance Company

The Notice applies to our current as well as former customers.

WHY YOU ARE RECEIVING THIS NOTICE

The federal Financial Services Modernization Act and state privacy laws require us to send you an annual Notice. This Notice describes how we collect, use, and protect the Personal Information you entrust to us.

Depending on the type of products you have with us, you may also receive a privacy notice required by a federal law which relates to the privacy of your medical information. That notice is titled "Privacy Notice -- Medical Information". Except as permitted or required by law, and as described in the "Privacy Notice - Medical Information", we do not disclose your medical information.

                              PERSONAL INFORMATION

PERSONAL INFORMATION means information that we collected about you, such as name, address, Social Security number, income, marital status, employment and similar personal information.

                             INFORMATION WE COLLECT

In the normal course of business we may collect Personal Information about you from:

      o     Applications or other forms we receive from you.

      o     Your transactions with us, such as your payment history.

      o     Your transactions with other companies.

                              INFORMATION WE SHARE

In the normal course of business we may share your Personal Information among the Mutual of Omaha companies and Security Benefit. Depending on the products you have with us, the type of information we share could include:

      o     Your name.

      o     Your income.

      o     Your Social Security number.

      o     Other identifying information you give us.

      o     Your transactions with us, such as your payment history.

We do not share Personal Information outside of the Mutual of Omaha companies and Security Benefit except as required or permitted by law.

                         HOW WE PROTECT YOUR INFORMATION

We do not sell information about current or former customers. We disclose information to third parties only as needed to process transactions or service your account. The Mutual of Omaha companies and Security Benefit will not otherwise share your Personal Information with third parties except as required or permitted by law.

We restrict access to your Personal Information. It is given only to the employees of the Mutual of Omaha companies and others, like Security Benefit, who need to know the information to process transactions or service your account.

We have physical, electronic and procedural safeguards in place to make sure your Personal Information is protected. These safeguards follow legal standards and established security standards and procedures.

--------------------------------------------------------------------------------
MC32773                                44

-----------
DEFINITIONS

ACCUMULATION VALUE is the dollar value of amounts accumulated under the Policy (in both the variable investment options and the fixed rate options).

ALLOCATION DATE is the first Business Day following the completion of your "right to examine" period.

BENEFICIARY is the person(s) or other legal entity who receives the death benefits of the Policy, if any, upon the insured's death. If there are joint
Owners, the surviving joint Owner is the primary Beneficiary and any named Beneficiary is a contingent Beneficiary.

BUSINESS DAY is each day that the New York Stock Exchange is open for trading.

CASH SURRENDER VALUE is the Accumulation Value, less any Policy loans, unpaid loan interest, and any applicable surrender charge.

LOAN ACCOUNT is an account we maintain for your Policy if you have a Policy loan outstanding. The Loan Account is credited with interest and is not affected by the experience of the Variable Account. The Loan Account is part of our general account.

MONTHLY DEDUCTION is a monthly charge that includes a mortality and expense risk charge, an administrative charge, a charge for the cost of any riders in effect for that month and a cost of insurance charge.

NET AMOUNT AT RISK means the death benefit less the Accumulation Value on a Monthly Deduction date after deducting the rider charges, if any, the risk charge for the current month, and the administrative charge. If the Policy's death benefit option is option 2, the Net Amount at Risk is the specified amount of insurance coverage.

NO-LAPSE PERIOD is a period of time during which the Policy will not lapse as long as specified premiums are paid and no withdrawals are taken or Policy loans are outstanding.

OWNER is you--the person(s) who may exercise all rights and privileges under the Policy. If there are joint Owners, the signatures of both Owners are needed to exercise rights under the Policy (except for certain approved telephone transactions).

POLICY is the Ultra Variable Life Policy, a flexible premium variable life insurance policy offered by us through this Prospectus.

POLICY YEAR/MONTH/ANNIVERSARY are measured from respective anniversary dates of the date of issue of the Policy.

SAI is the statement of additional information that is available free upon request (see cover page). It contains financial statements and other information about Us and the Policy.

SERIES FUNDS are open-end investment management companies (commonly called mutual funds) in which the Variable Account invests.

SUBACCOUNT is a segregated account within the Variable Account investing in a specified investment portfolio of one of the Series Funds.

US, WE, OUR, UNITED OF OMAHA is United of Omaha Life Insurance Company.

VALUATION PERIOD is the period commencing at the close of business of the New York Stock Exchange on each Business Day and ending at the close of business for the next succeeding Business Day.

VARIABLE ACCOUNT is United of Omaha Separate Account B, a separate account maintained by us.

WRITTEN NOTICE is written notice, signed by you, that gives us the information we require and is received at the Security Benefit Life Insurance Company, United of Omaha Variable Product Services, P.O. Box 750497, Topeka, Kansas 66675-0497.

YOU, YOURS is you, the Owner of the Policy who may exercise all rights and privileges under the Policy.

                       STATEMENT OF ADDITIONAL INFORMATION

You may obtain, at no cost, a Statement of Additional Information which contains more details concerning the disclosures in this Prospectus by contacting us. You may also access it in our registration on the SEC's web site (http://www.sec.gov), or you may review and copy it at the SEC's Public Reference Room in Washington D.C. (call the SEC at 1-800-SEC-0330 for details and public hours).

      Here is the table of contents to our Statement of Additional Information:

--------------------------------------------------------------------------------
CONTENTS                                                                PAGE(S)
--------------------------------------------------------------------------------
ADDITIONAL POLICY INFORMATION                                              3
   The Policy                                                              3
   Misstatement of Age or Sex                                              3
   Suicide                                                                 3
   Incontestability                                                        3
   Minor Owner or Beneficiary                                              3
   Sales to Employees                                                      3
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE              4
--------------------------------------------------------------------------------
PAYMENT OF PROCEEDS                                                        5
   Payout Options                                                          5
   Rules for Payment of Proceeds                                           6
   Transfers Between Fixed and Variable Payout Options                     6
--------------------------------------------------------------------------------
MISCELLANEOUS                                                              7
   Voting Rights                                                           7
   Distribution of Materials                                               7
   State Regulation                                                        7
   Reports to You                                                          7
--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                                       8
   Index to Financial Statements                                           8
--------------------------------------------------------------------------------

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

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

The Statement of Additional Information contains additional information about the Variable Account and United of Omaha Life Insurance Company. To learn more about the Policy, you should read the Statement of Additional Information dated the same date as this Prospectus. The Table of Contents for the Statement of Additional Information appears on the last page of this Prospectus. For a free copy of the Statement of Additional Information, to receive personalized illustrations of death benefits, Cash Surrender Values and Accumulation Values, and to request other information about the Policy, please call 1-800-238-9354 or write to us at our administrative office.

The Statement of Additional Information has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information and other information about us and the Policy. Information about us and the Policy (including the Statement of Additional Information) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC, or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration Number 811-08011.

--------------------------------------------------------------------------------

      THIS PROSPECTUS MAY ONLY BE USED TO OFFER THE POLICY WHERE THE POLICY MAY LAWFULLY BE SOLD. NO ONE IS AUTHORIZED TO GIVE INFORMATION OR MAKE REPRESENTATIONS ABOUT THE POLICY THAT IS NOT IN THE PROSPECTUS; IF ANYONE DOES SO, YOU SHOULD NOT RELY UPON IT AS BEING ACCURATE OR ADEQUATE.

      THIS PROSPECTUS GENERALLY DESCRIBES ONLY THE VARIABLE INVESTMENT OPTIONS, EXCEPT WHEN THE FIXED RATE OPTIONS ARE SPECIFICALLY MENTIONED.

      --------------------------------------------------------------------
      DO YOU HAVE QUESTIONS?

      If you have questions about your Policy or this Prospectus, you may contact your agent or broker who gave this Prospectus to you, or you may contact us at: Security Benefit Life Insurance Company, United of Omaha Variable Product Services, P.O. Box 750497, Topeka, Kansas 66675-0497. Telephone 1-800-238-9354.
      --------------------------------------------------------------------

6966                                                      32-69663-00 2010/05/01

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                                  (REGISTRANT)

                     UNITED OF OMAHA LIFE INSURANCE COMPANY
                                   (DEPOSITOR)

                            VARIABLE PRODUCT SERVICES
                                 P.O. BOX 750497
                            TOPEKA, KANSAS 66675-0497
                            TELEPHONE: (800) 238-9354

                       STATEMENT OF ADDITIONAL INFORMATION
           INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This Statement of Additional Information ("SAI") contains additional information regarding ULTRA VARIABLE LIFE, an individual flexible premium variable life insurance policy (the "Policy") offered by United of Omaha Life Insurance Company ("United of Omaha") and provides information about United of Omaha. This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2010 (the "Prospectus") and the prospectuses for the investment portfolios. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Terms used in the Prospectus are incorporated in this SAI.

      The date of this Statement of Additional Information is May 1, 2010.

CONTENTS

----------------------------------------------------------------------- ----------
CONTENTS                                                                 PAGE(S)
----------------------------------------------------------------------- ----------
ADDITIONAL POLICY INFORMATION                                               3
         The Policy                                                         3
         Misstatement of Age or Sex                                         3
         Suicide                                                            3
         Incontestability                                                   3
         Minor Owner or Beneficiary                                         3
         Sales to Employees                                                 3
----------------------------------------------------------------------- ----------
ADDITIONAL INFORMATION ON DETERMINATION OF ACCUMULATION VALUE               4
----------------------------------------------------------------------- ----------
PAYMENT OF PROCEEDS                                                         5
         Payout Options                                                     5
         Rules for Payment of Proceeds                                      6
         Transfers Between Fixed and Variable Payout Options                6
----------------------------------------------------------------------- ----------
MISCELLANEOUS                                                               7
         Voting Rights                                                      7
         Distribution of Materials                                          7
         State Regulation                                                   7
         Reports to You                                                     7
----------------------------------------------------------------------- ----------
FINANCIAL STATEMENTS                                                        8
         Index to Financial Statements                                      8
----------------------------------------------------------------------- ----------

ADDITIONAL POLICY INFORMATION

o    THE POLICY

     The entire contract is made up of the Policy, any riders, and the written application. All statements made in the application, in the absence of fraud, are considered representations and not warranties. We can use only the statements made in the written application to defend a claim or void the Policy.

o    MISSTATEMENT OF AGE OR SEX

     If the insured's age or sex is misstated, all Policy payments and benefits will be those that the premiums paid would have purchased at the correct age and sex.

o    SUICIDE

     We will not pay the death benefit if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the date of issue (and, in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid since issue less any loans and unpaid loan interest and less any partial withdrawals.

     We will not pay that portion of the death benefit resulting from an increase in the specified amount of coverage if the insured's death results from suicide, while sane or insane, within two years (one year in Colorado and North Dakota) from the effective date of the increase (and in Missouri, the insured intended suicide at the time coverage was applied for). Instead, we will pay the sum of the premiums paid for the increase less any loans and partial withdrawals since the date of the increase.

o    INCONTESTABILITY

     We will not contest the validity of the Policy after it has been in force during the lifetime of the insured for two years from the date of issue or for two years from the date of reinstatement.

     We will not contest the validity of an increase in the specified amount of coverage after the Policy has been in force during the lifetime of the insured for two years from the effective date of the increase. Any contest of an increase in the specified amount of coverage will be based on the application for that increase.

o    MINOR OWNER OR BENEFICIARY

     A minor may not own the Policy solely in the minor's name and cannot receive payments directly as a Policy Beneficiary. A minor can "own" a Policy through the trustee of a trust established for the minor's benefit, or through the minor's named and court appointed guardian who owns the Policy in his or her capacity as trustee or guardian. Where a minor is a named Beneficiary, we are able to pay the minor's Beneficiary share to a minor's trustee or guardian. Some states allow us to make such payments up to a limited amount directly to parents. Parents seeking to have a minor's interest made payable to them for the minor's benefit are encouraged to check with their local court to determine the process to be appointed as the minor's guardian. If there is no adult representative able to give us an adequate release for payment of the minor's Beneficiary interest, we will retain the minor's interest on deposit until the minor attains the age of majority.

o    SALES TO EMPLOYEES

     Certain distribution costs may be waived for sales to employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees and/or waive certain charges to the extent of the distribution or other costs that are waived.

ADDITIONAL INFORMATION ON DETERMINATION
OF ACCUMULATION VALUE

     The accumulation unit value for a Subaccount on any Business Day is calculated as follows:

     (a) the net asset value per share of the applicable investment portfolio multiplied by the number of shares held in the Subaccount, before the purchase or redemption of any shares on that date; divided by

     (b) the total number of accumulation units held in the Subaccount on the Business Day, before the purchase or redemption of any shares on that date.

     The accumulation value of the fixed account on the date of each Monthly Deduction, before deducting the Monthly Deduction, equals:

     (a)  the accumulation value as of the date of the last Monthly Deduction;
          plus

     (b) any net premiums credited since the date of the last Monthly Deduction; plus

     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction; plus

     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction; less

     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction; less

     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction; less

     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction; plus

     (h) interest credited to the fixed account.

     The accumulation value of the fixed account on any date other than a Monthly Deduction date equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; plus

     (b) any net premiums credited since the date of the last Monthly Deduction, accumulated with interest from the date received to the date of calculation; plus

     (c) any transfers from the Subaccounts to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; plus

     (d) any transfers from the Loan Account to the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

     (e) any transfers from the fixed account to the Subaccounts since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

     (f) any transfers from the fixed account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation; less

     (g) any partial withdrawals and surrender charges taken from the fixed account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation.

     The accumulation value of the systematic transfer account on the date of each Monthly Deduction before deducting the Monthly Deduction equals:

     (a)  the accumulation value as of the last Monthly Deduction date; less

     (b) any transfers from the systematic transfer account to the Subaccounts since the date of the last Monthly Deduction; less

     (c) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction; less

     (d) any transfers from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction; plus

     (e)  interest credited to the systematic transfer account.

     The accumulation value of the systematic transfer account on any valuation date other than the date of a Monthly Deduction equals:

     (a) the accumulation value as of the date of the last Monthly Deduction, accumulated with interest from the date of the last Monthly Deduction to the date of calculation; less

     (b) any partial withdrawals and surrender charges taken from the systematic transfer account since the date of the last Monthly Deduction, accumulated with interest from the date of withdrawal to the date of calculation; less

     (c) any transfer from the systematic transfer account to the Loan Account since the date of the last Monthly Deduction, accumulated with interest from the date of transfer to the date of calculation.

PAYMENT OF PROCEEDS

o    PAYOUT OPTIONS

                    -------------------------------------------------------
                    The longer the guaranteed or projected proceeds payment option period, the lower the amount of each payment.
                    -------------------------------------------------------

     NOTE: Unless you elect a payout option with a guaranteed period or option 1, (described below) it is possible only one payment would be made under the payout option if the payee died before the due date of the second annuity payment, only two annuity payments would be made if the payee died before the due date of the third annuity payment, etc. If the continuation of variable payments being made under an option does not depend upon the payee's remaining alive, you may surrender your Policy and receive the commuted value of any unpaid payments. However, if your payment under an option depends upon the payee's continued life, you cannot surrender your Policy for cash. In this case, once option payments commence, payments will end upon the payee's death.


1) Proceeds Held on Deposit at Interest. While proceeds remain on deposit, we annually credit interest to the proceeds. The interest may be paid to the payee or added to the amount on deposit.

2) Income of a Specified Amount. Proceeds are paid in monthly installments of a specified amount over at least a five-year period until proceeds, with interest, have been fully paid.

3) Income for a Specified Period. Periodic payments of proceeds are paid for the number of years chosen. If no other frequency is selected, payments will be made monthly. A table in the Policy illustrates monthly incomes for each $1,000 of proceeds, which include interest.

4) Lifetime Income. Proceeds are paid as monthly income for as long as the payee lives. The amount of the monthly income annuity payment will be an amount computed using either the Lifetime Monthly Income Table set forth in the Policy (based on the 2000a mortality table) or, if more favorable to the payee, our then current lifetime monthly income rates for payment of proceeds. If a variable payout option is chosen, all variable proceeds payments, other than the first variable payment, will vary in amount according to the investment performance of the applicable variable investment options.

     Guarantees Available for the Lifetime Income Option:

     Guaranteed Period - An amount of monthly income is guaranteed for a specified number of years and thereafter as long as the payee lives.

     Guaranteed Amount - An amount of monthly income is guaranteed until the sum of payments equal the proceeds placed under the option and as long after that as the payee lives. If any lifetime option with a guaranteed period provides installment payments of the same amount at some ages for different guaranteed periods, then we will provide payments for the longest guaranteed period that is available at that age and amount.

5)   Lump Sum. Proceeds are paid in one sum.

6) Other Options. We may be able to accommodate making proceeds payments under other options, including joint and survivor periods. Contact us for more information.

o    RULES FOR PAYMENT OF PROCEEDS:

o Payees must be individuals who receive payments on their own behalf unless otherwise agreed to by us.

o    Any option chosen will be effective when we acknowledge it.

o We may require proof of your age or survival or the age or survival of the payee.

o We reserve the right to pay the proceeds in one sum when the amount is less than $2,000, or when the option of payment chosen would result in periodic payments of less than $20.

o When the last payee dies, we will pay to the estate of that payee any amount on deposit, or the then present value of any remaining guaranteed payments under a fixed option.

     Fixed Proceeds Payments: Fixed payments are available under all six payout options described above. The proceeds will be transferred to our general account, and the payments will be fixed in amount by the provisions selected and the age and sex (if consideration of sex is allowed) of the payee. The interest rate used in the payout options is guaranteed to yield 3% on an annual basis. We may, at our sole discretion, declare additional interest to be paid or credited annually for payout options 1, 2, 3, or 6. The guaranteed amounts are based on the 2000a mortality table, and an interest rate that is guaranteed to yield 3% annually. Current interest rates may be obtained from us.

     Variable Proceeds Payments: Only payout options 2, 4, and 6 are available for variable payments. The dollar amount of the first monthly payment will be determined by applying the proceeds allocated to variable Subaccounts to the variable payout options table shown in the Policy applicable to the payout option chosen. The tables are determined from the 2000a Mortality Table ALB. If more than one Subaccount has been selected, the Accumulation Value of each Subaccount is applied separately to the applicable table to determine the amount of the first payment attributable to that particular Subaccount.

     All variable payments other than the first will vary in amount according to the investment performance of the applicable Subaccounts. We guarantee that the dollar amount of each variable payment after the first will not be affected by actual expenses (except changes in fund management expenses) or changes in mortality experience. The amount of each subsequent payment equals the number of variable payment units for each Subaccount, multiplied by the value of a variable payment unit for that Subaccount 10 days prior to the date the variable payment is due. This amount may increase or decrease from month to month. The number of units for each Subaccount is determined by dividing the amount of the first payment attributable to that Subaccount by the value of a unit in that Subaccount when the first payment is determined.

     If the net investment return of a Subaccount for a payment period is equal to the pro-rated portion of the assumed investment rate, the variable payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds the assumed investment rate for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of the assumed investment rate, the payment for that period will be less than the payment for the prior period. A charge equal on an annual basis to 1.20% of the daily net asset value of the Variable Account is deducted to compensate us for the administrative and other costs and risks associated with the variable payment options.

o    TRANSFERS BETWEEN FIXED AND VARIABLE PAYOUT OPTIONS

                    ------------------------------------------------------
                    4 transfers are allowed each Policy Year that a payout option is in effect
                    ------------------------------------------------------

     The payee may exchange the value of a designated number of variable payment units of a particular Subaccount into other variable payment units, the value of which would be such that the dollar amount of a payment made on the date of the exchange would be unaffected by the exchange.

     Transfers may be made between Subaccounts and from a Subaccount to the fixed account. No exchanges may be made from the fixed account to the Subaccounts. Transfers will be made using the variable payment unit values for the valuation period during which we receive any request.

MISCELLANEOUS

o    VOTING RIGHTS

     We are the legal owner of the shares of the investment portfolio held by the Variable Account and therefore have the right to vote on all matters submitted to shareholders of the investment portfolios. However, to the extent required by law, we will vote shares held in the Variable Account at meetings of the shareholders of the investment portfolios in accordance with instructions received from Policy Owners. The Series Funds, as mutual funds, generally do not hold regular annual shareholder meetings. To obtain voting instructions from Policy Owners before a meeting of shareholders of a particular investment portfolio, we may send voting instruction material, a voting instruction form and any other related material to Policy Owners with Accumulation Value in the Variable Account corresponding to that investment portfolio. We will vote shares held in a Variable Account for which no timely instructions are received in the same proportion as those shares for which voting instructions are received. If the applicable federal securities laws, regulations or interpretations thereof change to permit us to vote shares of the investment portfolios in our own right, then we may elect to do so. We may disregard Policy Owners' voting instructions if such instructions would require us to vote the shares so as to cause a change in sub-classification or investment goals of one or more of the investment portfolios, or to approve or disapprove an investment advisory agreement. In addition, we may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of an investment portfolio, provided that we reasonably disapprove of such changes in accordance with applicable federal regulations. If we ever disregard voting instructions, Policy Owners will be advised of that action and of our reasons for doing so in our next report to Policy Owners.

o    DISTRIBUTION OF MATERIALS

     We will distribute proxy statements, updated prospectuses and other materials to you from time to time. In order to achieve cost savings, we may send consolidated mailings to several owners with the same last name who share a common address or post office box in accordance with the rules of the Securities and Exchange Commission.

o    STATE REGULATION

     We are subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policy has been approved by the Department of Insurance of the State of Nebraska and insurance departments of other jurisdictions.

     We submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purpose of determining solvency and compliance with insurance laws and regulations.

o    REPORTS TO YOU

     We will send you a statement at least annually showing your Policy's death benefit, Accumulation Value and any outstanding Policy loan balance. We will also confirm Policy loans, Subaccount transfers, lapses, surrenders and other Policy transactions as they occur. You will receive such additional periodic reports as may be required by the SEC.

FINANCIAL STATEMENTS


     The financial statements of each of the Subaccounts which comprise United of Omaha Separate Account B as of December 31, 2009 and for each of the periods in the two year period then ended, and the financial highlights for each of the periods in the five year period then ended, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

     The statutory financial statements of United of Omaha Life Insurance Company (a wholly-owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2009 and 2008, and for the three years in the period ended December 31, 2009 included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, Omaha, Nebraska, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


     The financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in each of the Subaccounts of United of Omaha Separate Account B. The primary business address of Deloitte & Touche LLP, is First National Tower, 1601 Dodge Street, Suite 3100, Omaha, Nebraska 68102.

-------------------------------

>>   INDEX TO FINANCIAL STATEMENTS

United of Omaha Life Insurance Company

     Independent Auditors' Report..............................................................................F-3
     Statutory Statements of Admitted Assets, Liabilities and Surplus as of December 31, 2009 and 2008.........F-4
     Statutory Statements of Operations for the Years Ended December 31, 2009, 2008 and 2007...................F-5
     Statutory Statements of Changes in Surplus for the Years Ended December 31, 2009, 2008 and 2007...........F-6
     Statutory Statements of Cash Flows for the Years Ended December 31, 2009, 2008 and 2007...................F-7
     Notes to Statutory Financial Statements...................................................................F-8

United of Omaha Separate Account B

     Report of Independent Registered Public Accounting Firm..................................................F-52
     Statements of Net Assets, December 31, 2009..............................................................F-53
     Statements of Operations and Changes in Net Assets for the Periods Ended December 31, 2009 and 2008......F-54
     Notes to Financial Statements............................................................................F-70



UNITED OF OMAHA LIFE

INSURANCE COMPANY
(A Wholly Owned Subsidiary of
Mutual of Omaha Insurance Company)

Statutory Financial Statements as of
December 31, 2009 and 2008, and for the
Years Ended December 31, 2009, 2008, and 2007, and Independent Auditors' Reports

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

TABLE OF CONTENTS
------------------------------------------------------------------------------

                                                                        PAGE

INDEPENDENT AUDITORS' REPORT                                            F-3

STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2009 AND 2008
 AND FOR THE YEARS ENDED DECEMBER 31, 2009, 2008 AND 2007:

 Statements of Admitted Assets, Liabilities and Surplus                 F-4

 Statements of Operations                                               F-5

 Statements of Changes in Surplus                                       F-6

 Statements of Cash Flows                                               F-7

 Notes to Statutory Financial Statements                             F-8-F-50

INDEPENDENT AUDITORS' REPORT

To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska

We have audited the accompanying statutory statements of admitted assets, liabilities and surplus of United of Omaha Life Insurance Company (the "Company") (a wholly owned subsidiary of Mutual of Omaha Insurance Company) as of December 31, 2009 and 2008, and the related statutory statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Note 1 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of Nebraska Department of Insurance, and such practices differ from accounting principles generally accepted in the United States of America. The effects on such financial statements of the differences between the statutory basis of accounting and accounting principles generally accepted in the United States of America are described in Note 22.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of United of Omaha Life Insurance Company as of December 31, 2009 and 2008, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

However, in our opinion, the statutory financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of United of Omaha Life Insurance Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note 1.

As discussed in Note 1 to the financial statements, the Company adopted authoritative guidance related to the method of calculating admitted deferred tax assets and the method of recognizing other-than-temporary impairments for loan-backed and structured securities in 2009.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Omaha, Nebraska
April 15, 2010

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND SURPLUS
AS OF DECEMBER 31, 2009 AND 2008
--------------------------------------------------------------------------------

                                                                                     2009               2008
ADMITTED ASSETS
CASH AND INVESTED ASSETS:
 Bonds                                                                       $  9,088,694,015   $  8,821,206,279
 Common stocks -- unaffiliated                                                     30,499,713         35,478,753
 Common stocks -- affiliated                                                      119,048,904        106,701,490
 Preferred stocks                                                                      67,000          1,845,898
 Mortgage loans                                                                 1,922,612,272      1,628,326,660
 Real estate properties occupied by the Company -- net of accumulated
  depreciation of $91,808,362 in 2009 and $87,950,729 in 2008                      70,961,222         71,140,559
 Investment real estate -- net of accumulated depreciation of $548,433 in             213,335            217,882
  2009 and $543,886 in 2008
 Contract loans                                                                   175,161,430        166,522,924
 Cash and cash equivalents                                                        114,596,471         (8,974,572)
 Short-term investments                                                             6,547,782        101,154,345
 Other invested assets                                                            313,638,293        316,387,384
                                                                             ----------------   ----------------
     Total cash and invested assets                                            11,842,040,437     11,240,007,602
INVESTMENT INCOME DUE AND ACCRUED                                                  93,659,069         90,333,229
PREMIUMS DEFERRED AND UNCOLLECTED                                                 298,947,520        289,721,952
REINSURANCE RECOVERABLE                                                            48,412,284         34,774,473
RECEIVABLE FROM PARENT, SUBSIDIARIES AND AFFILIATES                                   376,095          4,434,426
FEDERAL INCOME TAXES RECEIVABLE                                                    25,871,558         13,862,893
NET DEFERRED TAX ASSETS                                                            95,058,037         54,240,122
OTHER ASSETS                                                                       17,085,148          9,920,196
SEPARATE ACCOUNTS ASSETS                                                        1,615,844,937      1,141,942,435
                                                                             ----------------   ----------------
TOTAL ADMITTED ASSETS                                                        $ 14,037,295,085   $ 12,879,237,328
                                                                             ================   ================
LIABILITIES AND SURPLUS
LIABILITIES:
 Policy reserves:
  Aggregate reserve for life policies and contracts                          $  8,222,696,525   $  7,692,209,251
  Deposit-type contracts                                                        1,814,409,426      1,775,910,759
  Policy and contract claims -- life                                              118,797,903        121,926,563
  Policy and contract claims -- health                                            410,406,902        361,285,905
  Health and accident active life reserve                                          11,400,171         10,241,036
  Other                                                                           144,537,873        149,254,532
                                                                             ----------------   ----------------
     Total policy reserves                                                     10,722,248,800     10,110,828,046
  Interest maintenance reserve                                                     24,362,408         26,896,940
  Asset valuation reserve                                                          68,082,237         78,638,788
  General expenses and taxes due or accrued                                        27,884,535         22,435,287
  Payable to parent, subsidiaries and affiliates                                   11,694,137          4,155,727
  Borrowings                                                                      146,000,000        146,000,000
  Other liabilities                                                               176,039,276        152,067,867
  Separate accounts liabilities                                                 1,615,844,937      1,141,942,435
                                                                             ----------------   ----------------
     Total liabilities                                                         12,792,156,330     11,682,965,090
                                                                             ----------------   ----------------
SURPLUS:
 Capital stock, $10 par value, 900,000 shares authorized, issued                    9,000,000          9,000,000
  and outstanding
 Gross paid-in and contributed surplus                                            472,558,051        472,558,051
 Special surplus                                                                   38,220,030                  -
 Unassigned surplus                                                               725,360,674        714,714,187
                                                                             ----------------   ----------------
     Total surplus                                                              1,245,138,755      1,196,272,238
                                                                             ----------------   ----------------
TOTAL LIABILITIES AND SURPLUS                                                $ 14,037,295,085   $ 12,879,237,328
                                                                             ================   ================

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007
--------------------------------------------------------------------------------

                                                                            2009                2008                 2007

INCOME:
 Net premiums and annuity considerations                            $   2,418,002,801    $   1,855,298,156    $   1,466,700,391
 Net investment income                                                    675,682,565          643,985,425          692,162,537
 Other income                                                              27,008,063           29,078,865           76,102,122
                                                                    -----------------    -----------------    -----------------

     Total income                                                       3,120,693,429        2,528,362,446        2,234,965,050
                                                                    -----------------    -----------------    -----------------

BENEFITS AND EXPENSES:
 Policyholder benefits                                                  1,767,037,580        1,857,157,903        1,605,850,107
 Increase in reserves                                                     591,460,982           62,558,637            9,486,523
 Commissions                                                              213,908,394          147,644,408          132,970,722
 Operating expenses                                                       533,845,560          471,919,418          386,724,777
                                                                    -----------------    -----------------    -----------------
     Total benefits and expenses                                        3,106,252,516        2,539,280,366        2,135,032,129
                                                                    -----------------    -----------------    -----------------

NET GAIN (LOSS) FROM OPERATIONS BEFORE FEDERAL
 INCOME TAXES (BENEFITS) AND NET REALIZED
 CAPITAL LOSSES                                                            14,440,913          (10,917,920)          99,932,921

FEDERAL INCOME TAXES (BENEFITS)                                           (20,462,614)          (2,212,313)           9,437,801
                                                                    -----------------    -----------------    -----------------
NET GAIN (LOSS) FROM OPERATIONS BEFORE NET
 REALIZED CAPITAL LOSSES                                                   34,903,527           (8,705,607)          90,495,120

NET REALIZED CAPITAL LOSSES -- Net of taxes (benefits) of
 ($11,579,169), $564,641, and $611,931, and transfers to (from)
 the interest maintenance reserve of $2,003,080, $258,055, and
 ($190,332), respectively                                                 (40,151,623)         (60,863,473)          (1,855,318)
                                                                    -----------------    -----------------    -----------------

NET INCOME (LOSS)                                                   $      (5,248,096)   $     (69,569,080)   $      88,639,802
                                                                    =================    =================    =================

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007
--------------------------------------------------------------------------------

                                                                        2009                2008               2007
CAPITAL STOCK                                                   $      9,000,000   $     9,000,000    $      9,000,000
                                                                ----------------   ---------------    ----------------

GROSS PAID-IN AND CONTRIBUTED SURPLUS:
 Balance -- beginning of year                                        472,558,051       472,558,051         362,723,580
 Capital contribution                                                          -                 -         109,834,471
                                                                ----------------   ---------------    ----------------

     Balance -- end of year                                          472,558,051       472,558,051         472,558,051
                                                                ----------------   ---------------    ----------------

SPECIAL SURPLUS:
 Balance -- beginning of year                                                  -                 -                   -
 Cumulative effect of the adoption of SSAP 10R                        38,220,030                 -                   -
                                                                ----------------   ---------------    ----------------

     Balance -- end of year                                           38,220,030                 -                   -
                                                                ----------------   ---------------    ----------------

UNASSIGNED SURPLUS:
 Balance -- beginning of year                                        714,714,187       876,501,840         848,178,477
 Net (loss) income                                                    (5,248,096)      (69,569,080)         88,639,802
 Dividends to parent                                                           -      (115,000,000)                  -
 Change in:
  Net unrealized capital gains (losses) -- net of
   taxes (benefits) of ($6,713,944), $7,005,906 and
   $146,073, respectively                                             (6,121,340)       18,872,031          (6,991,650)
  Foreign exchange unrealized capital gains (losses) -- net
   of taxes  (benefits) of ($1,698,928), $1,394,198
   and $1,324,097, respectively                                       (3,155,156)        2,589,222           2,459,036
  Net deferred income taxes (benefits)                               (28,164,668)       30,465,253         (23,939,677)
  Non-admitted assets                                                  8,890,240       (12,172,044)         (7,621,093)
  Reserve on account of change in valuation basis                     31,292,095                 -                   -
  Asset valuation reserve                                             10,556,551       (15,256,516)        (25,254,056)
  Cumulative effect of adoption of SSAP 43R                            7,333,965                 -                   -
  Deferred gain on coinsurance -- net of taxes of
   $924,279 and $1,515,138, respectively                                       -        (1,716,519)         (2,813,827)
 Other -- net                                                         (4,737,104)                -           3,844,828
                                                                ----------------   ---------------    ----------------

     Balance -- end of year                                          725,360,674       714,714,187         876,501,840
                                                                ----------------   ---------------    ----------------

TOTAL SURPLUS                                                   $  1,245,138,755   $ 1,196,272,238    $  1,358,059,891
                                                                ================   ===============    ================

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007
--------------------------------------------------------------------------------

                                                                            2009                 2008                 2007
CASH FLOWS FROM (USED FOR) OPERATING ACTIVITIES:
 Net premiums and annuity considerations                           $   2,417,596,444    $   1,823,279,069    $   1,467,986,203
 Net investment income                                                   641,166,787          630,595,358          677,751,669
 Other income                                                             27,074,502           28,990,004           80,614,288
 Policyholder benefits                                                (1,762,780,418)      (1,839,297,572)      (1,729,455,486)
 Net transfers (to) from separate accounts                                  (320,554)             101,726             (166,561)
 Commissions and operating expenses                                     (746,222,400)        (610,478,487)        (523,951,524)
 Federal income taxes received from (paid to) parent                      20,033,118           (9,155,045)         (22,054,173)
                                                                   ------------------   ------------------   ------------------

     Net cash from (used for) operating activities                       596,547,479           24,035,053          (49,275,584)
                                                                   ------------------   ------------------   ------------------
CASH FLOWS FROM (USED FOR) INVESTING ACTIVITIES:
 Proceeds from investments sold, matured or repaid:
  Bonds                                                                1,403,515,699        1,300,475,942        1,353,744,407
  Stocks                                                                  10,502,257           18,290,026            6,495,283
  Mortgage loans                                                          81,107,622           85,030,645          122,178,790
  Real estate                                                                      -              465,501            1,683,698
  Other invested assets                                                   47,636,584           21,851,532          164,636,692
  Net gains (losses) on cash, cash equivalents and
   short-term investments                                                    (35,209)            (113,044)              55,681
  Miscellaneous proceeds                                                  25,066,205           13,601,961              674,666
 Cost of investments acquired:
  Bonds                                                               (1,672,622,444)      (1,088,886,372)      (1,112,251,081)
  Stocks                                                                  (9,115,113)         (54,054,219)         (21,207,450)
  Mortgage loans                                                        (410,807,575)        (419,105,411)        (372,666,067)
  Real estate                                                             (3,678,297)          (4,607,216)          (7,442,702)
  Other invested assets                                                  (39,371,152)         (85,316,618)        (100,448,834)
  Miscellaneous applications                                                (892,653)          (5,455,026)          (9,842,563)
 Net increase in contract loans                                           (8,642,758)          (6,345,858)          (2,731,638)
                                                                   ------------------   ------------------   ------------------

     Net cash from (used for) investing activities                      (577,336,834)        (224,168,157)          22,878,882
                                                                   ------------------   ------------------   ------------------
CASH FLOWS FROM FINANCING AND MISCELLANEOUS SOURCES:
 Borrowed funds paid                                                               -          (54,000,000)         (28,120,800)
 Net increase (decrease) in deposit-type contracts                        38,498,667          221,851,385          (34,317,274)
 Dividend to parent                                                                -             (180,043)                   -
 Other cash provided (paid)                                              (28,744,832)         (15,562,570)         109,104,818
                                                                   ------------------   ------------------   ------------------

     Net cash flows from financing and miscellaneous sources               9,753,835          152,108,772           46,666,744
                                                                   ------------------   ------------------   ------------------
NET CHANGE IN CASH AND CASH EQUIVALENTS AND
 SHORT-TERM INVESTMENTS                                                   28,964,480          (48,024,332)          20,270,042
CASH AND CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
 Beginning of year                                                        92,179,773          140,204,105          119,934,063
                                                                   ------------------   ------------------   ------------------

 End of year                                                       $     121,144,253    $      92,179,773    $     140,204,105
                                                                   ==================   ==================   ==================
NONCASH TRANSACTIONS:
 Capital contribution -- UM Holdings, L.L.C. and UM
  Holdings II, L.L.C.                                              $      33,700,687    $               -    $               -
                                                                   ==================   ==================   ==================

 Securities dividend to parent                                     $               -    $     114,819,957    $               -
                                                                   ==================   ==================   ==================

 Capital contribution -- Fulcrum                                   $               -    $               -    $     109,834,471
                                                                   ==================   ==================   ==================

 Release of funds withheld -- reinsurance commutation              $               -    $               -    $      65,677,593
                                                                   ==================   ==================   ==================

 Stock conversions                                                 $               -    $               -    $      53,971,225
                                                                   ==================   ==================   ==================

 Bonds acquired in reinsurance commutation                         $               -    $               -    $     330,826,446
                                                                   ==================   ==================   ==================

 See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A WHOLLY OWNED SUBSIDIARY OF MUTUAL OF OMAHA INSURANCE COMPANY)

NOTES TO STATUTORY FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2009, 2008, AND 2007
--------------------------------------------------------------------------------

1.    NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      NATURE OF OPERATIONS -- United of Omaha Life Insurance Company (the "Company") is a wholly owned subsidiary of Mutual of Omaha Insurance Company ("Mutual of Omaha"), a mutual health and accident and life insurance company domiciled in the state of Nebraska. At December 31, 2009, 2008, and 2007, the Company owned 100% of the outstanding common stock of the following entities: Companion Life Insurance Company ("Companion"); United World Life Insurance Company ("United World"); and Omaha Life Insurance Company. At December 31, 2009, the Company owned 100% of the outstanding common stock of UM Holdings, L.L.C. and UM Holdings II, L.L.C. At December 31, 2009, 2008 and 2007, the Company also owned 80% of Fulcrum Growth Partners, L.L.C. and Fulcrum Growth Partners III, L.L.C. (collectively "Fulcrum").

      The Company provides a wide array of financial products and services to a broad range of institutional and individual customers and is licensed in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. Principal products and services provided include individual health insurance, individual and group life insurance, annuities and retirement plans.

      BASIS OF PRESENTATION -- The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the State of Nebraska Department of Insurance. The state of Nebraska has adopted the National Association of Insurance Commissioners' ("NAIC") statutory accounting principles ("NAIC SAP") as the basis of its statutory accounting practices. The Commissioner of the State of Nebraska Department of Insurance has the right to permit other specific practices that may deviate from NAIC SAP.

      Subsequent events have been evaluated through April 15, 2010, the date these consolidated financial statements were issued.

      The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The most significant differences include:

      a. Bonds are generally carried at amortized cost, while under GAAP they are carried at either amortized cost or fair value based upon their classification according to the Company's ability and intent to hold or trade the securities and whether the Company has elected the option to report bonds at fair value.

      b. Beginning July 1, 2009, an other-than-temporary impairment ("OTTI") exists for NAIC SAP on a loan-backed or structured security if the Company has the intent to sell, does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis or the Company does not expect to recover the entire amortized cost basis. For all other securities on an NAIC SAP basis, an OTTI is taken if it is probable that the reporting entity will be unable to collect all amounts due according to the contractual terms of the security in effect at the date of acquisition or since the last OTTI. Beginning April 1, 2009, for all securities on a GAAP basis, an OTTI is taken if the Company has the intent to sell, it is more likely than not that the Company will be required to sell before the recovery of the amortized cost basis, or if the Company does not expect to recover the entire amortized cost basis of the security.

            Prior to July 1, 2009, under NAIC SAP, an interest rate related impairment on a loan-backed or structured security was deemed other-than-temporary only when the Company had the positive intent to sell the security at the reporting date, before recovery of the cost of the investment. Prior to April 1, 2009, in determining whether an impairment was temporary, GAAP required an intent and ability to hold to recovery.

      c. Investments in preferred stocks are generally carried at cost or amortized cost, while under GAAP preferred stocks are carried at their estimated fair value.


      d. Limited partnerships are carried at the underlying audited GAAP equity value with the change in valuation reflected in unassigned surplus on a statutory basis. Income distributions for the limited partnerships are reported as net investment income on a statutory basis. Under GAAP the change in valuation as well as the income distributions are reflected in either net investment income or as a realized gain or loss depending on the underlying investments.

      e. Under NAIC SAP, derivative instruments that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. The change in fair value of derivative instruments that do not meet the criteria of an effective hedge are recorded as an unrealized gain or loss in surplus. Under GAAP, all derivatives are reported on the balance sheet at fair value and the effective and ineffective portions of a single hedge are accounted for separately. Changes in fair value of derivatives, to the extent they are effective at offsetting hedged risk, are recorded through either income or equity, depending on the nature of the hedge. The ineffective portion of all changes in fair value is recorded in income.

      f. Acquisition costs, such as commissions and other costs related to acquiring new business, are charged to operations as incurred, while under GAAP they are deferred and amortized to income as premiums are earned or in relation to estimated gross profits.

      g. NAIC SAP requires an amount be recorded for deferred taxes; however, there are limitations as to the amount of deferred tax assets that may be reported as admitted assets and a federal income tax provision is required on a current basis for the statutory statements of operations.

      h. Statutory policy reserves are based on morbidity, mortality, and interest assumptions prescribed or permitted by state statutes and Company experience. The effect on reserves, if any, due to a change in valuation basis is recorded directly to unassigned surplus rather than included in the determination of net gain (loss) from operations. GAAP policy reserves are based on the Company's estimates of morbidity, mortality, interest and withdrawals.

      i. The asset valuation reserve ("AVR") and interest maintenance reserve ("IMR") are established only in the statutory financial statements.

      j. Assets are reported under NAIC SAP at admitted asset value and non-admitted assets are excluded through a charge to surplus, while under GAAP non- admitted assets are reinstated to the balance sheet, net of any valuation allowance.

      k. Premium receipts and benefits on universal life-type contracts are recorded as income and expense for statutory purposes. Under GAAP, revenues on universal life-type contracts are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

      l. Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP they are reported as an asset.

      m. Comprehensive income and its components are not presented in the statutory financial statements.

      n. Subsidiaries are included as common stock carried under the equity method, with the equity in the operating results of subsidiaries credited or charged directly to the Company's surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income. GAAP requires either consolidation or equity method reporting with operating results of subsidiaries reflected in the statement of operations.

      o. For loss contingencies, when no amount within management's estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

      p. Gains on "economic transactions" with related parties are recognized under NAIC SAP rather than deferred until the assets are sold to third parties as required under GAAP.

      USE OF ESTIMATES -- The preparation of financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. The most significant estimates include those used in determining investment valuation in the absence of quoted market values and impairments, aggregate reserves for policies and contracts, policy and contract claims and deferred taxes. Actual results could differ from those estimates.

      The process of determining the fair value of investments and whether or not an investment is recoverable relies on projections of future cash flows, investment operating results and market conditions. Projections are inherently uncertain and, accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company's investment valuations are susceptible to the risk inherent in making such projections.

      Due to the length of annuity and life insurance contracts and the risks involved, the process of estimating the aggregate reserve for policies and contracts is inherently uncertain. Aggregate reserves are calculated using prescribed mortality tables and interest-rate assumptions. Actual mortality and interest rates are likely to differ from expected rates.

      Due to the length of health and accident contracts and risks involved, the process of estimating health and accident active life reserves is inherently uncertain. Health and accident active life reserves are estimated using morbidity tables and prescribed mortality and interest-rate assumptions. Actual morbidity, mortality, and interest rates are likely to differ.

      Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.

      Deferred taxes are recognized to the extent there are differences between the statutory and tax bases of assets and liabilities. Deferred taxes are also recognized for carryforward items including net operating loss carryovers, capital loss carryovers, charitable contribution carryovers and credits. NAIC SAP requires that temporary differences and carryforward items be identified and measured. Deductible temporary differences and carryforward amounts that generate tax benefits when they reverse or are utilized are tax effected in determining the deferred tax asset ("DTA"). Taxable temporary differences include items that will generate tax expense when they reverse and are tax effected in determining the deferred tax liability ("DTL").

      In the determination of the amount of the DTA that can be recognized and admitted, the amount of the income tax benefit from current year losses and credits that can be carried back to prior years is first determined. NAIC SAP then requires that DTA's be limited to an amount that is expected to be realized in the future based on a qualitative analysis of the company's temporary differences, past financial history and future earnings projections. Beginning January 1, 2009, the amount of the admitted DTA is further limited to the amount of deductible temporary differences and carryforward amounts that are expected to be realized within 3 years from the reporting date. Prior to January 1, 2009, the amount of the admitted DTA was limited to the amount of deductible temporary differences and carryforward amounts that were expected to be realized within 1 year from the reporting date. The admitted DTA is also offset by the amount of the DTL.

      INVESTMENTS -- Investments are reported according to valuation procedures prescribed by the NAIC. Bonds are stated at amortized cost using the scientific method; except for bonds that are in or near default, with an NAIC designation of 6, which are stated at lower of amortized cost or fair value.

      Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective or prospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions for loan-backed securities are based on original term sheets, offer memoranda, historical performance or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the prospective method for impaired securities and the retrospective method for all other securities.

      Preferred stocks, redeemable and perpetual, are carried at cost or amortized cost; except for preferred stocks that are NAIC rated 4 through 6, which are stated at lower of amortized cost or fair value.

      With the exception of the Company's Federal Home Loan Bank of Topeka ("FHLB") common stocks, which are carried at cost, common stocks of unaffiliated companies are stated at NAIC market value and common stocks of affiliated companies (principally insurance companies) are carried on the statutory equity method. Changes in the carrying value are recorded as a change in net unrealized capital gains (losses), a component of surplus. Dividends are reported in net investment income.

      Mortgage loans and contract loans are carried at the unpaid principal balance. The Company records a reserve for losses on mortgage loans as part of the AVR.

      Home office and investment real estate are valued at cost, less accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives, generally forty years, of the related assets. Real estate held for the production of income is valued at the lower of depreciated cost or estimated fair value, less estimated selling expenses.

      Cash equivalents are highly liquid debt securities purchased with an original maturity of less than three months. Cash equivalents are carried at cost, which approximates fair value.

      Short-term investments include investments whose original maturities at time of purchase are three months to one year and are stated at cost, which approximates fair value.

      Other invested assets include investments in limited partnerships, receivables for securities, and an 80% ownership of Fulcrum. Limited partnerships and the investment in Fulcrum are carried at their underlying GAAP equity with changes recorded in unrealized gains (losses) through surplus. The fair values of the limited liability partnerships and the investment in Fulcrum are determined using the underlying audited GAAP financial statements. Distributions of income from these investments are recorded in net investment income. The investment in limited partnerships is carried at the underlying GAAP equity with a one-quarter lag. However, the Company records all capital contributions, cash distributions and impairment charges, as necessary, on a current basis. On January 1, 2009, the Company recorded an adjustment to decrease unassigned surplus and decrease other invested assets by $8,528,533 for the correction of an error in valuing a limited partnership.

      Fulcrum was established for the purpose of investing in nontraditional assets such as private equities, public equities, special situation real estate equities and mezzanine debt. Fulcrum is capitalized through the contributions of the Company and one other owner with significant participation in Fulcrum's operations. The Company's investment in Fulcrum in the statements of admitted assets, liabilities and surplus and net investment income in the statements of operations were as follows:

                                                       2009            2008            2007
       As of and for the year ended December 31:
        Investment in Fulcrum                     $ 105,144,000   $ 112,017,000
                                                  =============   =============

        Net investment income                     $  27,112,303   $   2,555,941   $   9,692,487
                                                  =============   =============   =============
       Fulcrum's assets, liabilities and
        results of operations as of and for the
        nine months  ended September 30, were
        as follows:
        Assets                                    $ 244,356,000   $ 185,712,000
                                                  =============   =============

        Liabilities                               $  70,004,000   $  49,946,000
                                                  =============   =============

        Net income                                $  16,006,000   $  16,584,000    $ 20,635,000
                                                  =============   =============    ============

      At December 31, 2009, derivatives included foreign currency swaps, interest rate swaps, forwards, and warrants. At December 31, 2008, derivatives included foreign currency swaps, interest rate swaps, and equity-linked options. When derivative financial instruments meet specific criteria they may be designated as accounting hedges and accounted for on an amortized cost basis, in a manner consistent with the item hedged. Derivative financial instruments that are not designated as accounting hedges are accounted for on a fair value basis with changes recorded in unrealized gains (losses) through surplus.

      Net settlement amounts on interest rate swaps are recorded as adjustments to net investment income on an accrual basis over the life of the swap. Interest on currency swaps is included in net investment income.

      Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed and asset-backed securities is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when mortgage-backed or asset-backed securities are in default or when the receipt of interest payments is in doubt. Realized gains and losses on the sale of investments are determined on the specific identification basis.

      Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to investment income. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is non-admitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is non-admitted.

      PROPERTY -- Property is carried at cost less accumulated depreciation and amortization and is included in other assets. The Company provides for depreciation of property using the straight-line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over three to ten years. Leasehold improvements are carried at cost less accumulated amortization. The Company provides for amortization of leasehold improvements using the straight-line method over the lesser of the useful life of the asset or the remaining original lease term, excluding options or renewal periods. Leasehold improvements are generally depreciated over three to twenty years. Depreciation and amortization expense was $6,774,429, $6,529,119, and $5,223,702 for the years ended
      December 31, 2009, 2008, and 2007, respectively.

      ELECTRONIC DATA PROCESSING ("EDP") EQUIPMENT AND SOFTWARE -- EDP equipment and operating and nonoperating software are carried at cost less accumulated depreciation or amortization and are included in other assets. Depreciation expense is computed using the straight-line method over the lesser of the estimated useful life of the related asset or three years for EDP equipment and operating system software. Depreciation expense for nonoperating system software is computed using the straight-line method over the lesser of its estimated useful life or five years. Costs incurred for the development of internal use software are capitalized and amortized using the straight-line method over the lesser of the useful lives of the assets or three years.

      During 2008, charges to income of $22,654,885 were recorded in general insurance expenses for system projects based on revised expected cash flows from the implementation and use of the software. No such charges were recorded in 2009 or 2007.

      SEPARATE ACCOUNTS -- The assets of the separate accounts in the statutory statements of admitted assets, liabilities and surplus are carried at fair value and consist primarily of common stock and mutual funds held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts and group annuity contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from and benefits paid to separate account contract holders are reflected in the statutory statements of operations, but are offset by transfers to and from the separate accounts. Investment income and realized capital gains (losses) on the separate accounts are reflected net of amounts credited to contract holders in the statutory statements of operations. Mortality, policy administration and surrender charges to all separate accounts are included in other income.

      POLICY RESERVES AND DEPOSIT-TYPE CONTRACTS -- Policy reserves, which provide amounts adequate to discharge estimated future obligations in excess of estimated future premiums on policies in force, include life and annuity reserves, active life reserves, disabled life reserves, unearned premium and claim reserves.

      Reserves for life policies were computed principally by using the following:

      o     Commissioners' Reserve Valuation Method ("CRVM")
      o     Net Level Premium Method, assumed interest rates from 2.50% to 6.00%
      o     American Experience Mortality Table 1941, 1958, 1980
      o     2001 Commissioners' Standard Ordinary Mortality table
      o     1960 Commissioners' Standard Group Mortality table

      Annuity reserves were calculated using the following:

      o Commissioners' Annuity Reserve Valuation Method ("CARVM") based primarily upon the 1937 Standard Annuity Table, interest rates from 2.50% to 3.50%
      o 1971 Individual Annuity Mortality Table, interest rates from 4.00% to 7.50%
      o 1983a Individual Annuity Mortality Table, interest rates from 4.75% to 9.25%
      o     Annuity 2000 Mortality Table, interest rates from 4.50% to 7.00%
      o     1994 Variable Annuity Mortality Table, interest rates from 4.75% to
            6.25%
      o     1971 Group Annuity Mortality Table, interest rates from 6.00% to
            11.25%
      o     1983 Group Annuity Mortality Table, interest rates from 4.75% to
            11.00%
      o 1994 Group Annuity Reserving Table, interest rates from 3.92% to 7.00% in 2009, 2008, and 2007

      Active life reserves for health contracts are based on statutory mortality, morbidity and interest assumptions. Such reserves are calculated on a net-level premium method or on a one or two-year preliminary term basis. Disabled life reserves are based on statutory mortality, morbidity and interest assumptions. In 2009, a change in assumptions for valuing certain disabled life reserves resulted in a decrease in policy reserves and in increase in unassigned surplus of $31,292,095.

      Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Tabular interest on deposit-type contracts is calculated by formula as described in the annual statement instructions.

      Policy and contract claims represent the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Policy and contract claims are estimated based upon the Company's historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs. Revisions of these estimates are reflected in operations in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued.

      REINSURANCE -- In the normal course of business, the Company assumes and cedes insurance business in order to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks and expand certain business lines. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Amounts recoverable from reinsurers are reviewed for collectibility on a quarterly basis. An allowance is established for all amounts deemed uncollectible and losses are charged against the allowance when the uncollectibility of amounts recoverable from reinsurers is confirmed. Balances are included in the statutory statements of admitted assets, liabilities and surplus and the statutory statements of operations, net of reinsurance.

      Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established.

      ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE -- The Company establishes certain reserves as promulgated by the NAIC. The AVR is determined by formula and is based on the Company's investments in bonds, common stocks, preferred stocks, mortgage loans, real estate, short- term investments and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest-rate changes, are credited or charged to the AVR.

      The IMR is used to defer realized capital gains and losses, net of tax, on sales of bonds and certain other investments that result from interest-rate changes. These gains and losses are then amortized into investment income over what would have been the remaining years to maturity of the underlying investments. Amortization included in net investment income was $4,537,612, $5,676,081, and $6,435,439, for 2009,
      2008, and 2007, respectively.

      PREMIUMS AND ANNUITY CONSIDERATIONS AND RELATED COMMISSIONS -- Life premiums are recognized as income over the premium-paying period of the policies. Health and accident premiums are recognized as income over the terms of the policies. Annuity considerations are recognized as revenue when received. Considerations received on deposit-type funds, which did not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.

      On January 1, 2009, the Company recorded an adjustment to increase unassigned surplus and decrease other liabilities by $14,255,871 for the correction of an error in accounting for advanced commissions. The Company is currently expensing advanced commissions when incurred in accordance with NAIC SAP.

      VULNERABILITY DUE TO CERTAIN RISKS AND CONCENTRATIONS -- The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:

      Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company mitigates this risk by operating throughout the United States, thus reducing its exposure to any single jurisdiction, and by diversifying its products. The Company monitors economic and regulatory developments that have the potential to impact its business.

      Interest-rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer's investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.

      Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has strict policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with credit worthy counterparties and obtaining collateral where appropriate.

      Liquidity risk is the risk that a given security or asset cannot be traded quickly enough in the market to prevent a loss, generate cash to meet funding requirements or make a required profit. The Company has established an appropriate liquidity risk management framework to evaluate current and future funding and liquidity requirements. Future liquidity requirements are projected on a regular basis as part of the financial planning process.

      OTHER-THAN-TEMPORARY DECLINES IN FAIR VALUE -- The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company's ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the Company's intent to sell the investment at the reporting date, and the financial condition and prospects of the issuer.

      The Company recognizes other-than-temporary impairments ("OTTI") of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an OTTI is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital loss in the statement of operations.

      For loan-backed securities, prior to July 1, 2009, OTTI were recognized when a revaluation based on new prepayment assumptions results in a reduction of yield. When an OTTI was recognized, the cost basis of the loan-backed security was written down to fair value and accounted for as a realized capital loss. Interest related declines in value were considered other-than-temporary only when the Company had the intent to sell the investment, at the reporting date, before recovery of the cost of the investment.

      For loan-backed securities, beginning July 1, 2009, OTTI are recognized when the fair value is less than the amortized cost basis and the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery. When an OTTI is recognized because the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery, the amortized cost basis of the loan-backed security is written down to the fair value and is recorded as a realized capital loss.

      If the Company does not have the intent to sell and has the intent and ability to retain the investment until recovery, OTTI are recognized when the present value of future cash flows discounted at the security's effective interest rate is less than the amortized cost basis as of the balance sheet date. When an OTTI is recognized the loan-backed security is written down to the discounted estimated future cash flows and is recorded as a realized capital loss.

      The Company recognizes OTTI of stocks for declines in value that are other-than-temporary and reports those adjustments as realized capital losses in the statement of operations.

      The Company recognizes OTTI of limited partnerships generally when the underlying GAAP equity of the partnership is less than 80% of amortized cost and the limited partnership reports realized capital losses on their financial statements or shows other indicators of loss. When an OTTI is recognized, the limited partnership is written down to fair value and the amount of the impairment is recorded as a realized capital loss in the statement of operations.

      The Company performs a monthly analysis of the prices received from third parties to assess if the prices represent a reasonable estimate of fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.

      ACCOUNTING PRONOUNCEMENTS -- In December 2009, the NAIC issued SSAP No. 100, Fair Value Measurements ("SSAP No. 100"). SSAP No. 100 adopts with modifications the new GAAP fair value guidance that defines fair value and establishes a framework for measuring fair value. SSAP No. 100 does not require new fair value measurements. SSAP No. 100 clarifies a number of considerations with respect to fair value measurement objectives for financial reporting and expands disclosures about the use of fair value measurements, with particular emphasis on the inputs used to measure fair value. SSAP No. 100 is effective for reporting periods ending on or after December 31, 2010. In December 2008, the NAIC issued illustrative examples of disclosures for the new fair value guidance under GAAP that had not yet been addressed by the Statutory Accounting Principles Working Group ("SAPWG") to be included in the audited statutory financial statements. See Note 4, Fair Value Measurements, for these disclosures as of December 31, 2009 and 2008.

      In December 2009, the NAIC issued SSAP No. 10 -- Revised, Income Taxes, Revised -- A Temporary Replacement of SSAP No. 10 ("SSAP No. 10R"). SSAP No. 10R amends SSAP No. 10, Income Taxes ("SSAP No. 10"), by allowing for an option to increase the admitted deferred tax assets for companies with risk-based capital that exceeds 250%. The additional admitted deferred tax assets under SSAP No. 10R are limited to the lesser of the amount of deferred tax assets expected to be realized within 3 years or 15% of surplus. SSAP No. 10R also amends the disclosure requirements under SSAP No. 10 and includes additional disclosure requirements. SSAP No. 10R is effective on December 31, 2009. The NAIC is currently evaluating the application of this guidance beyond December 31, 2010. The cumulative effect of adopting SSAP No. 10R as of December 31, 2009 was to increase special surplus by $38,220,030. The required disclosures are included in
      Note 6, Income Taxes, to the Company's financial statements.

      In September 2009, the NAIC issued SSAP No. 43 -- Revised, Loan Backed and Structured Securities ("SSAP No. 43R"). SSAP No. 43R supercedes SSAP No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, an Amendment of SSAP 43 -- Loan-backed and Structured Securities ("SSAP No. 98"), which was issued in November 2008 and was originally effective on January 1, 2009. Due to the issuance of GAAP guidance on the recognition and presentation of OTTI in April 2009, the implementation of SSAP No. 98 was delayed by the NAIC and was ultimately superceded by SSAP No. 43R.

      SSAP No. 43R is effective for existing and new investments held on or after September 30, 2009 and adopts, with modifications, GAAP guidance on the recognition and presentation of OTTI. This guidance amends previous guidance for determining whether impairments on loan-backed and structured securities are other-than-temporary and expands the disclosure requirements of OTTI on loan-backed and structured securities in the financial statements. This guidance changes how an entity recognizes an OTTI for loan-backed and structured securities by requiring that an OTTI be recognized in earnings when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the security's amortized cost and its fair value when either the Company has the intent to sell the security or the Company does not have the intent and ability to hold the security to recovery. If neither of these two conditions is present, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings.

      SSAP No. 43R requires a cumulative effect adjustment to unassigned surplus in the period of adoption with a corresponding adjustment to the related loan-backed and structured securities for the difference between the fair value and the present value of projected future cash flows expected to be collected for loan-backed and structured securities held on July 1, 2009. The cumulative effect of adopting SSAP No. 43R was to increase unassigned surplus by $7,333,965. The required disclosures are included in Note 2, Investments, to the financial statements.

      In December 2008, the NAIC issued illustrative examples of disclosures for several significant GAAP standards effective in 2008 that have not yet been addressed by the SAPWG to be included in the audited statutory financial statements. These GAAP standards include the new fair value guidance, addressed previously, and new guidance on income taxes. The new guidance on income taxes requires that the effects of a tax position be recognized only if it is "more-likely-than-not" to be sustained based solely on its technical merits as of the reporting date. The effects of the tax position are measured as the amount of benefit that is greater than fifty percent likely to be realized upon ultimate settlement. The adoption of the new guidance on income taxes did not have a material impact on the Company's financial statements. The Company classifies all interest and penalties related to tax contingencies as income tax expense. As of December 31, 2009, 2008 and 2007, interest and penalties were not significant to the Company's financial statements.

      In September 2008, the NAIC issued SSAP No. 99, Accounting for Certain Securities Subsequent to an Other-Than-Temporary Impairment ("SSAP No. 99"). SSAP No. 99 adopts GAAP guidance in paragraph 16 of Financial Accounting Standards Board ("FASB") Staff Position No. FAS 115-1/124-1, The Meaning of an Other-Than-Temporary Impairment and its Application to Certain Investments. SSAP No. 99 is effective January 1, 2009. Under the provisions of SSAP No. 99, for bonds, an OTTI should be considered to have occurred if it is probable that all amounts due according to the contractual terms of the security will not be collected. An impairment loss is recognized as a realized capital loss equal to the difference between the carrying value and the fair value of the security at the reporting date. The new cost basis cannot be adjusted for subsequent recoveries in fair value. The adoption of SSAP No. 99 did not have a material impact on the Company's financial statements.

      In December 2007, the NAIC issued SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 ("SSAP No. 97"). SSAP No. 97 is effective for reporting periods ended on or after December 31, 2008. SSAP No. 97 replaces SSAP No. 88, Investments in Subsidiary, Controlled and Affiliated (SCA) Entities, A Replacement of SSAP No. 46 ("SSAP No. 88"). SSAP No. 88 establishes accounting principles for investments in subsidiary, controlled and affiliated ("SCA") entities. SSAP No. 97 also clarifies the number and type of audits required for investments in SCA entities and does not require a separate audit of a downstream holding company if certain criteria are met. The adoption of SSAP No. 97 did not have a material impact on the Company's financial statements.

      In December 2006, the NAIC issued Statement of Statutory Accounting Principles No. 96, Settlement Requirements for Intercompany Transactions, An Amendment to SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties ("SSAP No. 96"). SSAP No. 96 is effective for reporting periods ending on or after December 31, 2007. SSAP No. 96 requires that transactions between related parties be backed by a written agreement, which specifies a due date for the settlement of amounts owed. Amounts owed over ninety days past the due date shall be nonadmitted. The adoption of SSAP No. 96 did not have an impact on the Company's financial statements.

2.    INVESTMENTS

      BONDS -- The carrying value and estimated fair value of investments in bonds, including loan-backed securities, by type at December 31, were as follows:

                                                                           GROSS              GROSS
                                                       CARRYING          UNREALIZED         UNREALIZED          ESTIMATED
       2009                                             VALUE              GAINS             LOSSES             FAIR VALUE
       U.S. Government                          $      34,032,475  $      4,443,900   $              -    $      38,476,375
       States, territories and possessions                802,934            22,428             (8,965)             816,397
       Special revenue                                    417,558             5,650                  -              423,208
       Hybrids                                          3,104,612                 -            (89,612)           3,015,000
       Foreign corporate                              902,214,648        37,335,532         (8,719,439)         930,830,741
       U.S. and Canadian corporate                  3,869,061,650       194,396,023        (49,846,434)       4,013,611,239
       Affiliates                                      52,173,296                 -                  -           52,173,296
       Commercial mortgage-backed securities        1,375,506,700        45,296,061        (73,539,119)       1,347,263,642
       Residential mortgage-backed securities       1,818,675,926        74,254,303        (22,534,540)       1,870,395,689
       Other asset-backed securities                1,032,704,216        20,855,090        (50,690,945)       1,002,868,361
                                                    -------------  ----------------   -----------------   -----------------

       Total                                    $   9,088,694,015  $    376,608,987   $   (205,429,054)   $   9,259,873,948
                                                    =============  ================   =================   =================


                                                                           GROSS              GROSS
                                                      CARRYING          UNREALIZED         UNREALIZED           ESTIMATED
       2008                                             VALUE              GAINS             LOSSES             FAIR VALUE
       U.S. Government                          $      32,466,950  $      9,375,352   $              -    $      41,842,302
       States, territories and possessions                809,410            21,235            (71,191)             759,454
       Special revenue                                  8,631,874                 -         (1,203,786)           7,428,088
       Public utilities                               361,354,905         9,775,265        (17,277,639)         353,852,531
       Foreign corporate                              820,809,558        19,965,231        (50,682,914)         790,091,875
       U.S. and Canadian corporate                  3,177,843,542        58,086,852       (240,299,899)       2,995,630,495
       Affiliates                                      30,000,000                 -                  -           30,000,000
       Commercial mortgage-backed securities        1,365,334,241        52,780,355       (134,852,677)       1,283,261,919
       Residential mortgage-backed securities       2,038,701,980        53,554,947        (31,493,083)       2,060,763,844
       Other asset-backed securities                  985,253,819         4,097,941       (181,968,257)         807,383,503
                                                -----------------  ----------------   -----------------   -----------------

       Total                                    $   8,821,206,279  $    207,657,178   $   (657,849,446)   $   8,371,014,011
                                                =================  ================   =================   =================


      In 2009, the bond classifications in the annual statement were revised to add a category for hybrid securities and to remove the category for public utilities. At December 31, 2009, hybrids, securities that include both debt and equity characteristics, were included in bonds. At December 31, 2008, hybrids of $1,778,898 were included in preferred stocks. Public utilities are included in U.S. and Canadian corporate and foreign corporate in 2009.

      Bonds that were in or near default (NAIC rated 6) of $11,596,666 and $14,142,709 at December 31, 2009 and 2008, respectively, were carried at fair value, which was less than amortized cost.

      The Company's bond portfolio is primarily comprised of investment grade securities. Based upon ratings by the NAIC, investment grade bonds comprised 93.4% and 93.5% of the Company's total bond portfolio at December 31, 2009 and 2008, respectively.

The carrying value and estimated fair value of bonds at December 31, 2009, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer. Mortgage-backed and asset-backed securities provide for periodic payments throughout their lives so they are listed in a separate category.

                                                   CARRYING          ESTIMATED
                                                    VALUE           FAIR VALUE

Due in one year or less                       $   697,259,750   $   715,801,115
Due after one year through five years           1,596,451,172     1,664,600,906
Due after five years through ten years          1,592,407,555     1,642,535,425
Due after ten years                               975,688,696     1,016,408,810
Mortgage-backed and asset-backed securities     4,226,886,842     4,220,527,692
                                              ---------------   ---------------

Total                                         $ 9,088,694,015   $ 9,259,873,948
                                              ===============   ===============

An aging of unrealized losses on the Company's investments in bonds at December 31, was as follows:

                                                                           2009
                        ----------------------------------------------------------------------------------------------------------
                               LESS THAN ONE YEAR                    ONE YEAR OR MORE
                        --------------------------------------------------------------------          TOTAL
                            ESTIMATED          GROSS           ESTIMATED           GROSS            ESTIMATED         GROSS
                              FAIR          UNREALIZED           FAIR           UNREALIZED            FAIR          UNREALIZED
                              VALUE           LOSSES             VALUE            LOSSES              VALUE           LOSSES
States, territories
 and possessions        $       502,830   $      (8,965)  $              -   $            -   $        502,830   $        (8,965)
Hybrids                       3,015,000         (89,612)                 -                -          3,015,000           (89,612)
Foreign corporate            90,515,768      (3,117,753)       151,507,194       (5,601,686)       242,022,962        (8,719,439)
U.S. and Canadian
 corporate                  275,398,080      (6,654,169)       599,716,804      (43,192,265)       875,114,884       (49,846,434)
Commercial mortgage-
 backed securities          264,918,080      (7,694,152)       266,607,070      (65,844,968)       531,525,150       (73,539,119)
Residential mortgage-
 backed securities          282,400,487     (11,590,319)        64,284,692      (10,944,221)       346,685,179       (22,534,540)
Other asset-backed
securities                  121,061,912      (8,188,075)       344,757,720      (42,502,870)       465,819,632       (50,690,945)
                        ---------------   -------------   ----------------   --------------   ----------------   ---------------

Total                   $ 1,037,812,157   $ (37,343,045)  $  1,426,873,480   $ (168,086,010)  $  2,464,685,637   $  (205,429,054)
                        ===============   =============   ================   ==============   ================   ===============

                                                                           2008
                        ----------------------------------------------------------------------------------------------------------
                                LESS THAN ONE YEAR                     ONE YEAR OR  MORE
                        --------------------------------------------------------------------         TOTAL
                            ESTIMATED          GROSS           ESTIMATED          GROSS            ESTIMATED         GROSS
                              FAIR          UNREALIZED           FAIR          UNREALIZED            FAIR          UNREALIZED
                              VALUE           LOSSES             VALUE           LOSSES              VALUE           LOSSES
States, territories
 and possessions        $       446,491   $     (71,191)  $              -   $            -   $        446,491   $       (71,191)
Special revenue               7,428,088      (1,203,786)                 -                -          7,428,088        (1,203,786)
Public utilities            108,343,590      (4,708,275)        99,591,923      (12,569,364)       207,935,513       (17,277,639)
Foreign corporate           415,807,817     (23,613,512)       142,683,119      (27,069,402)       558,490,936       (50,682,914)
U.S. and Canadian
 corporate                1,621,386,826    (163,583,545)       439,386,986      (76,716,354)     2,060,773,812      (240,299,899)
Commercial mortgage-
 backed securities          236,546,650     (70,304,634)       294,094,064      (64,548,043)       530,640,714      (134,852,677)
Residential mortgage-
 backed securities          321,837,758     (14,911,825)       236,291,225      (16,581,258)       558,128,983       (31,493,083)
Other asset-backed
securities                  439,213,086     (62,450,638)       244,571,613     (119,517,619)       683,784,699      (181,968,257)
                        ---------------   -------------   ----------------   --------------   ----------------    --------------
Total                   $ 3,151,010,306   $(340,847,406)  $  1,456,618,930   $ (317,002,040)  $  4,607,629,236    $ (657,849,446)
                        ===============   =============   ================   ==============   ================    ==============

As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Net realized capital losses for the years ended December 31, 2009, 2008 and 2007 include losses of $36,052,322, $52,871,602, and
$1,422,612, respectively, resulting from other-than-temporary declines in the fair value of bonds which are not included in the table above.

Information and concentrations related to bonds in an unrealized loss position are included below. The tables below include the number of securities in an unrealized loss position for greater than and less than twelve months, the average price, the average credit rating, and the percentage of these securities that were investment grade based on NAIC ratings at December 31, 2009.

                                               NUMBER OF SECURITIES
                              -------------------------------------------------------
                                        LESS     GREATER
                                        THAN      THAN
                                         10%       20%            AVERAGE   PERCENT
                                     AMORTIZED AMORTIZED AVERAGE  CREDIT   INVESTMENT
UNREALIZED LOSSES > 12 MONTHS  TOTAL   COST      COST     PRICE   RATING     GRADE

U.S. and Canadian Corporate     116      94        1       94      Baa2      66.8 %
Foreign Corporate                20      18        -       96      Baa2      88.1
Commercial mortgage-backed
 securities                      52      16       22       79       Aa3     100.0
Residential mortgage backed
 securities                      18       7        7       85       Aa1      92.5
Other asset-backed securities    81      46       13       87        A2      88.0
                               ----    ----     ----
Total securities                287     181       43
                               ====    ====     ====

                                              NUMBER OF SECURITIES
                              -------------------------------------------------------
                                        LESS    GREATER
                                        THAN     THAN
                                         10%      20%             AVERAGE   PERCENT
                                     AMORTIZED AMORTIZED AVERAGE  CREDIT  INVESTMENT
UNREALIZED LOSSES < 12 MONTHS  TOTAL    COST     COST     PRICE   RATING     GRADE
States and political
 subdivisions                     1       1        -      106      Baa1     100.0 %
Hybrid                            3       3        -       89      Baa3      41.5
U.S. and Canadian Corporate      65      64        -      100      Baa1      97.4
Foreign Corporate                15      15        -       97      Baa2      89.9
Commercial mortgage-backed
 securities                      28      28        -       96      Aaa      100.0
Residential mortgage backed
 securities                      46      40        2       95      Aaa       97.3
Other asset-backed securities    31      26        4       91       A1       90.7
                               ----    ----     ----
Total securities                189     181        6
                               ====    ====     ====

U.S. and Canadian corporate fixed maturities are supported by a portfolio containing 34 industries, of which 11.5% were retail and distributors and 11.2% were electric utilities. Foreign corporate fixed maturities are supported by a portfolio containing 16 industries, of which 22.2% were commercial services and 9.5% were healthcare. The Company's mortgage-backed securities are supported by both residential and commercial mortgage loans. The unrealized losses relating to asset-backed securities, principally supported by collateralized loan obligations and manufactured housing, are due to changes in credit spreads and prepayment expectations.

Gross unrealized losses for mortgage and other asset-backed securities at December 31, 2009 by vintage were as follows:

                                                                               DECEMBER 31, 2009
                                                                           GROSS UNREALIZED LOSSES
                                ---------------------------------------------------------------------------------------------------
                                                                                NON AGENCY
                                              ----------------------------------------------------------------------
                                  AGENCY      2004 AND PRIOR       2005           2006          2007         2008         TOTAL
Commercial mortgage-backed
   securities                   $ 11,405,591   $ 43,566,583   $ 2,584,773    $ 5,553,158   $ 4,505,378   $ 5,923,636   $ 73,539,119
Residential mortgage-backed
   securities                      4,963,204      4,246,188     3,064,717      1,998,573     4,629,190     3,632,668     22,534,540
Alt-A                                      -      2,294,163             -              -             -             -      2,294,163
Subprime                                   -      3,553,946             -              -             -             -      3,553,946
Other asset-backed securities     44,842,836              -             -              -             -             -     44,842,836
                                ------------   ------------   -----------    -----------   -----------   -----------   ------------
Total securities                $ 61,211,631   $ 53,660,880   $ 5,649,490    $ 7,551,731   $ 9,134,568   $ 9,556,304   $146,764,604
                                ============   ============   ===========    ===========   ===========   ===========   ============

Within its investments in asset-backed securities in the home equity sector, the Company has an exposure to subprime and Alt-A mortgage loans, which it manages in several ways. First, the Company monitors its exposure level to asset-backed securities against its annual investment authorization level approved by the board of directors. Restrictions include exposure at the aggregate level to asset-backed securities along with exposure to ratings classes, subsectors, issuers and specific assets. Also, the Company continually tracks securities backed by subprime mortgage loans for factors including credit performance, rating agency actions, prepayment trends and de-levering. Loans with trends that may indicate underperformance are monitored closely for any further deterioration that may result in action by the Company.

The Company's subprime and Alt-A mortgage loan exposure as of December 31, 2009 and 2008, has a carrying value of $36,758,190 and $46,546,235 with a fair value of $30,910,081 and $42,051,252, respectively. The Company believes that the decline in value is temporary based on an evaluation of factors, including, but not limited to the Company's intentions to sell or intent and ability to hold the investments to recovery and the estimated future cash flows indicating recovery of amortized cost of the investment in the above bonds.

Proceeds from sales or disposals of bonds and stocks and the components of bond and stock net capital gains (losses) for the years ended December 31, are as follows:

                                                              2009             2008             2007

Proceeds from sales or disposals:
 Bonds                                                 $    98,597,295   $   169,805,993   $   192,058,266
                                                       ===============   ===============   ===============

 Stocks                                                $       181,505   $         2,327   $     6,495,283
                                                       ===============   ===============   ===============
Net capital gains (losses) on bonds and stocks:
 Bonds:
  Gross capital gains from sales or other disposals    $     5,227,567   $     3,438,660   $     2,769,668
  Gross capital losses from sales or other disposals        (2,087,142)       (1,168,323)       (3,265,224)
  Losses from writedowns                                   (36,052,322)      (52,871,602)       (1,422,612)
                                                       ---------------   ---------------   ---------------

Net capital losses                                     $   (32,911,897)  $   (50,601,265)  $    (1,918,168)
                                                       ===============   ===============   ===============
Stocks:
  Gross capital gains from sales or other disposals    $       197,707   $         2,327   $     1,154,426
  Gross capital losses from sales or other disposals            (1,695)                -          (123,046)
                                                       ---------------   ---------------   ---------------

Net capital gains                                      $       196,012   $         2,327   $     1,031,380
                                                       ===============   ===============   ===============

     Bond income due and accrued of $775,427, $78,583, and $231,065 related to bonds in default were excluded from investment income during the years ended December 31, 2009, 2008, and 2007, respectively.

     MORTGAGE LOANS -- The Company invests in mortgage loans collateralized principally by commercial real estate throughout the United States. During 2009, the maximum and minimum lending rates for mortgage loans were 9.50% and 2.07%, respectively. At December 31, 2009, the maximum percentage of any one loan to the value of the collateral security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 75%. Mutual of Omaha and Companion participate in certain of the Company's mortgage loans.

     Net realized capital losses for the years ended December 31, 2009, 2008, and 2007 include losses of $4,699,160, $4,948,747, and $99,325, respectively, resulting from other-than-temporary declines in the fair value of mortgage loans. At December 31, 2009, there were no impaired mortgage loans. At December 31, 2008, there were impaired mortgage loans of $15,195,788 with no related allowance for credit losses. The average recorded investment in impaired loans was $5,007,118 for 2008.

     Mortgage loan participations purchased from one loan originator comprise 55% of the portfolio in 2009 and 62% in 2008. The properties collateralizing mortgage loans are geographically dispersed throughout the United States, with the largest concentration in California (approximately 23% at December 31, 2009 and 26% at December 31, 2008).

     LIMITED PARTNERSHIPS -- Net realized capital losses for the years ended December 31, 2009, 2008, and 2007 include losses of $13,360,384,
     $2,921,355, and $1,694,092, respectively, resulting from other-than-temporary declines in fair value of limited partnerships due to current market conditions.

3.   STRUCTURED SECURITIES

     The carrying value and estimated fair value of structured securities, by type, at December 31, were as follows:

                                                       GROSS            GROSS
                                      CARRYING       UNREALIZED       UNREALIZED         ESTIMATED
2009                                    VALUE          GAINS            LOSSES          FAIR VALUE

Mortgage-backed securities:
 Commercial                     $  1,375,506,700   $  45,296,061   $  (73,539,119)   $  1,347,263,642
 Residential                       1,818,675,926      74,254,303      (22,534,540)      1,870,395,689
                                ----------------   -------------   --------------    ----------------

                                   3,194,182,626     119,550,364      (96,073,659)      3,217,659,331

Other asset-backed securities      1,032,704,216      20,855,090      (50,690,945)      1,002,868,361
                                ----------------   -------------   --------------    ----------------

Total                           $  4,226,886,842   $ 140,405,454   $ (146,764,604)   $  4,220,527,692
                                ================   =============   ==============    ================

                                                        GROSS            GROSS
                                      CARRYING       UNREALIZED       UNREALIZED         ESTIMATED
2008                                   VALUE            GAINS            LOSSES          FAIR VALUE

Mortgage-backed securities:
 Commercial                     $  1,365,334,241   $  52,780,355   $ (134,852,677)   $  1,283,261,919
 Residential                       2,038,701,980      53,554,947      (31,493,083)      2,060,763,844
                                ----------------   -------------   --------------    ----------------

                                   3,404,036,221     106,335,302     (166,345,760)      3,344,025,763

Other asset-backed securities        985,253,819       4,097,941     (181,968,257)        807,383,503
                                ----------------   -------------   --------------    ----------------

Total                           $  4,389,290,040   $ 110,433,243   $ (348,314,017)   $  4,151,409,266
                                ================   =============   ==============    ================

An aging of unrealized losses on the Company's structured securities at December 31, was as follows:

                                                                       2009
                      ------------------------------------------------------------------------------------------------------------
                            LESS THAN ONE YEAR                   ONE YEAR OR MORE
                      --------------------------------   ----------------------------------          TOTAL
                         ESTIMATED          GROSS            ESTIMATED          GROSS              ESTIMATED          GROSS
                            FAIR         UNREALIZED             FAIR          UNREALIZED             FAIR           UNREALIZED
                           VALUE           LOSSES              VALUE            LOSSES               VALUE            LOSSES
Mortgage-backed
 securities:
 Commercial          $   264,918,080   $   (7,694,152)   $   266,607,070   $   (65,844,968)   $    531,525,150   $   (73,539,119)
 Residential             282,400,487      (11,590,319)        64,284,692       (10,944,221)        346,685,179       (22,534,540)
                     ---------------   --------------    ---------------   ---------------    ----------------   ---------------

                         547,318,567      (19,284,471)       330,891,762       (76,789,189)        878,210,329       (96,073,659)
Other asset-backed
 securities              121,061,912       (8,188,075)       344,757,720       (42,502,870)        465,819,632       (50,690,945)
                     ---------------   --------------    ---------------   ---------------     ---------------   ---------------

Total                $   668,380,479   $  (27,472,546)   $   675,649,482   $  (119,292,059)    $ 1,344,029,961   $  (146,764,604)
                     ===============   ==============    ===============   ===============     ===============   ===============

                                                                         2008
                     -------------------------------------------------------------------------------------------------------------
                            LESS THAN ONE YEAR                     ONE YEAR OR MORE
                     --------------------------------    ---------------------------------          TOTAL
                         ESTIMATED          GROSS             ESTIMATED          GROSS            ESTIMATED           GROSS
                            FAIR         UNREALIZED             FAIR           UNREALIZED           FAIR            UNREALIZED
                           VALUE           LOSSES              VALUE             LOSSES             VALUE             LOSSES
Mortgage-backed
 securities:
 Commercial          $   236,546,650   $  (70,304,634)   $   294,094,064   $   (64,548,043)   $    530,640,714    $ (134,852,677)
 Residential             321,837,758      (14,911,825)       236,291,225       (16,581,258)        558,128,983       (31,493,083)
                     ---------------   --------------    ---------------   ---------------    ----------------    --------------

                         558,384,408      (85,216,459)       530,385,289       (81,129,301)      1,088,769,697      (166,345,760)
Other asset-backed
 securities              439,213,086      (62,450,638)       244,571,613      (119,517,619)        683,784,699      (181,968,257)
                     ---------------   --------------    ---------------   ---------------    ----------------   ---------------

Total                $   997,597,494   $ (147,667,097)   $   774,956,902   $  (200,646,920)   $  1,772,554,396   $  (348,314,017)
                     ===============   ==============    ===============   ===============    ================   ===============

     Other-than-temporary impairments are recognized based on the Company's intent to sell, inability to hold to maturity and the present value of future cash flows expected to be less than the amortized cost of the security. There was no OTTI on loan-backed and structured securities related to the intent to sell or inability to hold to maturity. All of the Company's OTTI on loan-backed and structured securities for the year ended December 31, 2009 were based on the present value of future cash flows expected to be less than the amortized cost of the security as shown in the following table:

            AMORTIZED COST                                 AMORTIZED COST
             BASIS BEFORE                                    BASIS AFTER
           CURRENT PERIOD      PROJECTED      RECONGIZED   CURRENT PERIOD
CUSIP           OTTI          CASH FLOWS         OTTI           OTTI          FAIR VALUE

05615UAG4   $   7,000,000   $   3,640,000   $   3,360,000   $   3,640,000   $   1,120,000
05615UAG4       3,621,698       3,546,567          75,131       3,546,567       3,220,000
15641SAF8      10,000,000       8,500,000       1,500,000       8,500,000       2,700,000
15641SAF8       8,487,393       7,307,694       1,179,699       7,307,694       4,500,000
15642TAC2      10,000,000       6,700,000       3,300,000       6,700,000       2,200,000
38980MAC9       6,500,000       5,383,317       1,116,683       5,383,317       2,535,000
760985JP7         760,302         488,574         271,728         488,574         424,794
760985JP7         494,317         379,859         114,458         379,859          60,775
760985JP7         371,401         148,255         223,146         148,255          61,917
760985L25       4,949,988       4,700,812         249,176       4,700,812       1,930,965
760985L25       4,574,034       3,223,074       1,350,960       3,223,074       2,522,718
760985L25       3,217,768       2,670,704         547,064       2,670,704       2,441,992
760985K91       4,128,407       4,030,481          97,926       4,030,481       1,454,804
760985K91       4,030,481       3,891,261         139,220       3,891,261       2,388,149
760985K91       3,911,513       3,294,725         616,788       3,294,725       2,340,642
7609853Z2       3,039,927       2,950,217          89,710       2,950,217       2,810,349
86358RL54       2,027,846       1,915,682         112,164       1,915,682         467,313
86358RL54       1,915,682       1,618,977         296,705       1,618,977         472,440
35907WAJ8         442,633         278,067         164,566         278,067         278,046
35907WAF6          72,896          65,367           7,529          65,367          72,311
00080#AA7          56,416               -          56,416               -               -
301965CH0       4,407,111       4,290,692         116,419       4,290,692       1,538,585
301965CH0       4,278,855       4,254,236          24,619       4,254,236       1,574,073
86358DAG3       8,074,792       5,997,483       2,077,309       5,997,483       2,364,815
86365BAG8       1,793,133       1,042,597         750,536       1,042,597       1,263,576
78473TAG5       3,073,982       2,956,596         117,386       2,956,596       2,115,793
126342FF6       5,249,165       5,124,940         124,225       5,124,940       4,240,538
393505LW0       1,421,581       1,388,754          32,827       1,388,754       1,484,832
826671AD1       4,545,416       4,399,909         145,507       4,399,909       3,622,318
            -------------   -------------   -------------   -------------   -------------

Total       $ 112,446,737   $  94,188,840   $  18,257,897   $  94,188,840   $  52,206,745
            =============   =============   =============   =============   =============

4.   FAIR VALUE MEASUREMENTS

     In determining the fair value of financial instruments the Company uses valuation techniques that are appropriate in the circumstances and for which sufficient data is available. In some cases, a single valuation technique will be appropriate (for example, when valuing an asset or liability using quoted prices in an active market for identical assets or liabilities). In other cases, multiple valuation techniques will be appropriate. The selection of the valuation method(s) considers the definition of an exit price and considers the nature of the asset or liability being valued. The degree of judgment utilized generally inversely correlates to the level of pricing observability. Financial instruments with readily available active quoted prices or for which fair value can be measured from actively quoted prices in active markets generally have more pricing observability and less judgment utilized in measuring fair value. Conversely, financial instruments rarely traded or not quoted have less observability and are measured at fair value using valuation techniques that require more judgment. Pricing observability is generally impacted by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, and overall market conditions. During the year ended December 31, 2009, valuation techniques consistent with those used at December 31, 2008 have been applied to similar assets and liabilities.

Inputs refer broadly to the assumptions that market participants use in pricing assets or liabilities, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from independent sources. Unobservable inputs are inputs that reflect assumptions about what market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Observable inputs used to determine the fair values of investments and derivative financial instruments include prices obtained from external pricing services and vendors and indicative broker prices. Management reviews these prices to ensure they include references to a variety of observable inputs, to verify the validity of a security's price and determine if the prices represent a reasonable estimate of fair value. These inputs, along with knowledge of the financial conditions and industry in which the issuer operates, are considered in determining whether the quoted or indicated price, as well as the change in price, are valid. On selected securities where there is not an indicated price, some of these inputs may be used to determine a price using a pricing matrix, or a comparable security may be used. The parameters and inputs used to validate a price on a security may be adjusted for assumptions about risk and current market conditions, as certain features may be more significant drivers of valuation at the time of pricing. Changes to inputs in valuations are not changes to valuation methodologies; rather, the inputs are modified to reflect direct or indirect impacts on asset classes from changes in market conditions.

The valuation process may include adjustments to valuations obtained from pricing sources. These adjustments may be made when certain features of the financial instrument, such as its complexity or the market in which the financial instrument is traded, require that an adjustment be made to the value originally obtained from pricing sources. Additionally, an adjustment to the price derived from a model typically reflects judgment that other market participants would use for the same financial instrument.

Certain investments do not have readily determinable market prices and/or observable inputs. For these securities, internally prepared valuations combining matrix pricing with vendor purchased software programs are used, including valuations based on estimates of future profitability, to estimate the fair value. Additionally, the Company may obtain prices from independent third party brokers to aid in establishing valuations for certain of these securities. Key assumptions used to determine fair value for these securities include risk free interest rates, risk premiums, performance of underlying collateral (if any), and other factors involving significant assumptions which may or may not reflect those of an active market.

Financial assets and liabilities have been categorized into a three level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 -- Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.

Level 2 -- Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs. Valuations are generally obtained from third party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.

Level 3 -- Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques.

RECURRING FAIR VALUE MEASUREMENTS -- The categorization of fair value measurements determined on a recurring basis, by input level, at December 31, were as follows:

                             QUOTED PRICES IN
                              ACTIVE MARKETS
                              FOR IDENTICAL   SIGNIFICANT OTHER  SIGNIFICANT
                                ASSETS OR        OBSERVABLE     UNOBSERVABLE
                               LIABILITIES         INPUTS          INPUTS
2009                            (LEVEL 1)         (LEVEL 2)       (LEVEL 3)              TOTAL
Short-term investments      $             -   $            -   $   6,547,782   $        6,547,782
Cash equivalents                139,829,379                -               -          139,829,379
                            ---------------   --------------   -------------   ------------------

   Total without separate
      accounts                  139,829,379                -               -          139,829,379

Separate accounts               876,281,128      739,563,809               -        1,615,844,937
                            ---------------   --------------   -------------   ------------------

Total                       $   876,281,128   $  739,563,809   $           -   $    1,615,844,937
                            ===============   ==============   =============   ==================

                             QUOTED PRICES IN
                              ACTIVE MARKETS
                               FOR IDENTICAL  SIGNIFICANT OTHER  SIGNIFICANT
                                ASSETS OR        OBSERVABLE     UNOBSERVABLE
                               LIABILITIES         INPUTS          INPUTS
2008                            (LEVEL 1)         (LEVEL 2)       (LEVEL 3)              TOTAL
Short-term investments      $       324,345   $            -   $ 100,830,000   $      101,154,345
Cash equivalents                  2,850,000                -               -            2,850,000
                            ---------------   --------------   -------------   ------------------

   Total without separate
      accounts                    3,174,345                -     100,830,000          104,004,345

Separate accounts               599,327,370      542,615,065               -        1,141,942,435
                            ---------------   --------------   -------------   ------------------

Total                       $   602,501,715   $  542,615,065   $ 100,830,000   $    1,245,946,780
                            ===============   ==============   =============   ==================

Changes in assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, were as follows:

   SHORT-TERM INVESTMENTS                           2009                2008

   Beginning balance                           $ 100,830,000    $ 113,146,700
   Net purchases and sales                       (94,282,218)     (12,316,700)
                                               -------------    -------------

                                               $    6,547,782   $ 100,830,000
   Ending balance                              ==============   =============

NONRECURRING FAIR VALUE MEASUREMENTS -- Certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds, preferred stocks and other invested assets valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value on the balance sheet. The categorization of fair value measurements determined on a non-recurring basis for bonds, preferred stocks and other invested assets at December 31, were as follows:

                      QUOTED PRICES IN     SIGNIFICANT
                     ACTIVE MARKETS FOR       OTHER        SIGNIFICANT
                     IDENTICAL ASSETS OR   OBSERVABLE     UNOBSERVABLE
                        LIABILITIES          INPUTS          INPUTS
2009                     (LEVEL 1)          (LEVEL 2)       (LEVEL 3)         TOTAL
Bonds                   $           -   $   2,235,000   $   30,230,705   $   32,465,705
Preferred stocks                    -               -          176,880          176,880
Other invested assets               -       1,681,552                -        1,681,552
                        -------------   -------------   --------------   --------------

Total                   $           -   $   3,916,552   $   30,407,585   $   34,324,137
                        =============   =============   ==============   ==============

                      QUOTED PRICES IN    SIGNIFICANT
                     ACTIVE MARKETS FOR     OTHER          SIGNIFICANT
                     IDENTICAL ASSETS OR  OBSERVABLE      UNOBSERVABLE
                          LIABILITIES       INPUTS           INPUTS
2008                      (LEVEL 1)        (LEVEL 2)        (LEVEL 3)         TOTAL

Bonds                   $           -   $  25,393,000   $   14,775,000   $   40,168,000
Preferred stocks                    -         495,000           67,000          562,000
                        -------------   -------------   --------------   --------------

Total                   $           -   $  25,888,000   $   14,842,000   $   40,730,000
                        =============   =============   ==============   ==============

S
                                      F-28

FAIR VALUE OF FINANCIAL INSTRUMENTS -- The carrying values and estimated fair values of the Company's financial instruments at December 31, were as follows:

                                                      2009                                      2008
                                     ------------------------------------   -----------------------------------
                                        CARRYING              ESTIMATED         CARRYING           ESTIMATED
                                         VALUE                FAIR VALUE         VALUE             FAIR VALUE
Financial assets:
   Bonds                              $  9,088,694,015   $  9,259,873,948   $  8,821,206,279   $  8,371,014,011
   Common stocks -- unaffiliated            30,499,713         30,499,713         35,478,753         35,478,753
   Preferred stocks                             67,000            176,880          1,845,898          1,282,000
   Mortgage loans                        1,922,612,272      1,867,252,110      1,628,326,660      1,571,042,906
   Contract loans                          175,161,430        175,161,430        166,522,924        166,522,924
   Cash and cash equivalents               114,596,471        114,596,471         (8,974,572)        (8,974,572)
   Short-term investments                    6,547,782          6,547,782        101,154,345        101,154,345
   Separate accounts                     1,615,844,937      1,615,844,937      1,141,942,435      1,141,942,435
   Derivative financial instruments          3,220,697          3,220,697         12,617,559         12,617,559
Financial liabilities:
   Deposit-type contracts                1,814,409,426      1,814,409,426      1,775,910,759      1,775,910,759
   Derivative financial instruments          9,810,897         15,166,920          4,936,659         13,764,099
   Borrowings                              146,000,000        152,471,782        146,000,000        146,000,000

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Bonds -- The fair values for bonds, including loan-backed securities, are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality and maturity date.

Common Stocks -- Unaffiliated -- With the exception of the Company's investment in the FHLB stock, the fair values for unaffiliated common stocks are based on market value. The Company's investment in the FHLB stock is carried at cost.

Preferred Stocks -- The fair values for preferred stocks are based on market value, where available. For preferred stocks for which market values are not available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality and maturity date.

Mortgage Loans -- The fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.

Contract Loans -- Contract loans are stated at the aggregate unpaid balance. Management has determined that it is not practicable to estimate the fair value of contract loans because contract loans are often repaid by reducing policy benefits and they have variable maturity dates.

Cash and Cash Equivalents and Short-Term Investments -- The carrying amounts for these instruments approximate their fair values.

Separate Accounts -- Investments held in separate accounts are carried at fair value.

Deposit-Type Contracts -- The carrying amounts for these contracts approximate their fair values.

Derivative Financial Instruments -- The fair value of the Company's derivative instruments, including foreign-currency swaps and interest-rate swaps are based upon quotations obtained from dealers or other reliable sources.

      Borrowings -- The fair value of long-term FHLB borrowings is estimated by discounting expected future cash flows using current interest rates for debt with comparable terms.

      Considerable judgment is required to interpret market data and to develop the estimates of fair value. Accordingly, the estimates presented are not necessarily indicative of the amounts the Company could realize in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

5.    DERIVATIVE FINANCIAL INSTRUMENTS

      The Company uses derivative financial instruments to reduce exposure to market volatility associated with assets held or liabilities incurred and change the characteristics of the Company's asset/liability mix, consistent with the Company's risk management activities.

      The Company designates certain of its interest rate swaps as fair value hedges when they are highly effective in offsetting the risk of changes in the fair value of the hedged item. The Company uses interest rate swaps to hedge the risk of holding fixed rate assets against floating rate liabilities. The Company designates certain of its foreign currency swaps as cash flow hedges when they are highly effective in offsetting the exposure of variations in cash flows for the hedged item. The Company uses currency swaps to hedge the foreign currency risk on debt issues that are payable in a foreign currency.

      As it relates to interest rate swaps, the Company is exposed to credit-related losses in the amount of the net interest differential in the event of nonperformance by the swap counterparty. For currency swaps and forwards, the Company is exposed to credit-related losses in the amount of the net currency differential in the event of nonperformance by the swap counterparty. Counterparty risk is continually monitored along with the criteria related to collateral requirements. Due to the investment grade rating of the counterparty, credit-related losses are considered to be unlikely. The Company has strict policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.

      In 2009 and 2008, derivatives of $3,220,697 and $12,617,559, respectively, are included in other invested assets. In 2009 and 2008, derivatives of $9,810,897 and $4,936,659, respectively, are included in other liabilities. The following tables summarize the Company's derivative financial instruments at December 31:

                       CONTRACT/
                       NOTIONAL        CARRYING        CREDIT      ESTIMATED
2009                     AMOUNT          VALUE        EXPOSURE     FAIR VALUE

Interest-rate
swaps               $ 124,500,000   $ (2,004,497)   $   989,837   $ (7,360,520)
Forwards                1,600,000        212,363          6,577        212,363
Warrants                  121,760         64,089              -         64,089
Foreign currency
   swap agreements     79,258,857     (4,862,155)       910,075     (4,862,155)
                    -------------   ------------    -----------   ------------

Total               $ 205,480,617   $ (6,590,200)   $ 1,906,489   $(11,946,223)
                    =============   ============    ===========   ============

                         CONTRACT/
                          NOTIONAL        CARRYING      CREDIT      ESTIMATED
   2008                   AMOUNT           VALUE       EXPOSURE     FAIR VALUE

   Interest-rate
      swaps            $ 124,500,000  $          -  $  1,174,418   $ (8,827,440)
   Equity-linked
      options                  2,000             -             -              -
   Foreign currency
      swap agreements     83,662,809     7,680,900     1,013,525      7,680,900
                       -------------  ------------  ------------   ------------

   Total               $ 208,164,809  $  7,680,900  $  2,187,943   $ (1,146,540)
                       =============  ============  ============   ============

The following changes in value of derivatives for the years ended December 31, were reported in the financial statements:

                                                         NET INVESTMENT
                                                            INCOME AND
                                         UNASSIGNED        NET REALIZED
   2009                                   SURPLUS        CAPITAL LOSSES

   Interest-rate swaps                $   (2,004,497)   $   (4,898,653)
   Forwards                                  212,363           123,917
   Warrants                                   64,089                 -
   Foreign currency swap agreements      (12,543,055)        1,798,996
                                      --------------    --------------

   Total                              $  (14,271,100)   $   (2,975,740)
                                      ===============   ==============

                                                          NET INVESTMEN
                                                           INCOME AND
                                         UNASSIGNED       NET REALIZED
   2008                                   SURPLUS       CAPITAL LOSSES

   Interest-rate swaps                $            -    $   (1,644,017)
   Foreign currency swap agreements       13,601,961           506,049
                                      --------------    --------------

   Total                              $   13,601,961    $   (1,137,968)
                                      ==============    ==============

      During 2009, $905,000 was reclassified from unrealized gains (losses) to net realized capital losses related to a foreign currency swap that was no longer highly effective in offsetting changes in the estimated fair value of the hedged item. During 2008, the ineffectiveness was not significant.

6.    INCOME TAXES

      The Company's federal income tax return is consolidated with the following entities: Mutual of Omaha , Companion, United World, Omaha Life Insurance Company, Mutual of Omaha Holdings, Inc. and its subsidiaries, KFS Corporation and its subsidiaries, Omaha Financial Holdings, Inc. and its subsidiaries, Continuum Worldwide Corporation, and The Omaha Indemnity Company.

      Income taxes are allocated between the companies pursuant to a written agreement approved by the Board of Directors. Each company's provision for federal income tax expense is based on separate return calculations with credit for net operating losses and capital losses allowed only as each company would utilize such losses on a separate return basis with limited exceptions. The Company's deferred tax liability does not include a deferred tax liability for the investment in subsidiaries.

No federal income taxes paid for the years ended December 31, 2009 and 2008 were available for recoupment in the event that the Company incurs future net losses. The Company paid federal income taxes of $11,002,575, all of which was ordinary, during the year ended December 31, 2007 that was available for recoupment in the event that the Company incurs future net losses.

Federal income taxes incurred for the years ended December 31, consist of the following major components:

                                                       2009              2008            2007
Current federal income taxes (benefits)          $  (20,462,614)   $  (2,212,313)   $  9,437,801
Capital gains taxes (benefits)                      (11,579,169)         564,641         611,931
                                                 --------------    -------------    ------------

                                                    (32,041,783)      (1,647,672)     10,049,732

Change in net deferred income taxes                  28,164,668      (30,465,253)     23,939,677
                                                 --------------    -------------    ------------

Total federal income taxes (benefits) incurred   $   (3,877,115)   $ (32,112,925)   $ 33,989,409
                                                 ==============    =============    ============

Reconciliations between income taxes based on the federal tax rate and the effective tax rate for the years ended December 31, were as follows:

                                                                    2009            2008               2007
Net gain (loss) from operations before federal
   income taxes (benefits) and net realized capital losses   $   14,440,913     $ (10,917,920)    $  99,932,921
Net realized capital losses before federal
   income taxes (benefits) and transfers to (from) IMR          (49,727,712)      (60,040,777)      (1,433,719)
                                                             --------------     -------------     ------------

      Total pre-tax income (loss)                               (35,286,799)      (70,958,697)      98,499,202
                                                             --------------     -------------     ------------

Statutory tax rate                                                       35%               35%              35%
                                                             --------------     -------------     ------------

                                                                (12,350,380)      (24,835,544)      34,474,721

Prior year tax benefit                                            1,720,517        (1,127,188)        (565,128)
Dividends received deduction                                       (476,213)         (733,210)      (5,632,680)
Amortization of IMR                                              (1,588,164)       (1,986,628)      (2,252,404)
Change in non-admitted assets                                    (4,710,804)       (4,416,208)      (1,282,510)
Transfer of deferred taxable income from affiliates                       -                 -        7,832,900
Reserve adjustments                                               7,289,679                 -                -
Other                                                             6,238,250           985,853        1,414,510
                                                             --------------     -------------     ------------

Total federal income taxes (benefits) incurred                $  (3,877,115)    $ (32,112,925)   $  33,989,409
                                                              =============     =============    =============

The Company's tax returns have been examined by the Internal Revenue Service through 2002 and all outstanding issues have been resolved. As of 2009, the tax years that remain subject to examination begin with 2003. Capital loss carryforwards amounted to $1,916,385 at December 31, 2009, all of which expire at the end of 2014.

As of December 31, 2009, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

The components of deferred tax assets and deferred tax liabilities at December 31, were as follows:

                                                         2009                                              2008
                                -----------------------------------------------     ---------------------------------------------
                                    ORDINARY           CAPITAL           TOTAL          ORDINARY         CAPITAL       TOTAL
Gross deferred tax assets        226,178,773    $  23,936,824    $  250,115,597     $  256,975,210    $         -   $ 256,975,210
Statutory valuation
allowance                                  -                -                 -                  -              -               -
                               -------------    -------------    --------------     --------------     ----------   -------------

Adjusted gross deferred tax
assets                           226,178,773       23,936,824       250,115,597        256,975,210              -     256,975,210

Deferred tax liabilities         (31,486,925)      (7,975,345)      (39,462,270)       (26,570,088)             -     (26,570,088)
                               -------------    -------------    --------------     --------------    -----------   -------------

Net deferred tax asset/
   liability before
   admissibility test          $ 194,691,848    $  15,961,479    $  210,653,327     $  230,405,122    $         -   $ 230,405,122
                               =============    =============    ==============     ==============    ===========   =============

Admitted pursuant to
paragraph 10.a.                $  11,002,575    $           -    $   11,002,575     $   27,334,290    $         -   $  27,334,290
   10.b.i.                        30,488,953       20,807,500        51,296,453         26,905,832              -      26,905,832
   10.b.ii.                              N/A              N/A       108,818,870                N/A            N/A     114,203,212
Admitted pursuant to 10.b.
   (lesser of i. or ii.)          30,488,953       20,807,500        51,296,453         26,905,832              -      26,905,832
Admitted pursuant to 10.c.        31,486,925        2,514,324        34,001,249         26,570,088              -      26,570,088
Additional admitted pursuant
   to paragraph 10.e.i.                    -                -                 -                N/A              -               -
   10.e.ii.a.                     38,220,030                -        38,220,030                N/A              -               -
   10.e.ii.b.                            N/A              N/A        54,409,435                N/A            N/A             N/A
Additional admitted pursuant
    to 10.e.ii.
    (lesser of a. or b.)          38,220,030                -        38,220,030                N/A              -               -
Additional admitted pursuant
    to 10.e.iii.                           -                -                 -                N/A              -               -
                                -------------    -------------    --------------     --------------    -----------   -------------

Admitted deferred tax asset       111,198,483       23,321,824       134,520,307         80,810,210              -      80,810,210

Deferred tax liability            (31,486,925)      (7,975,345)      (39,462,270)       (26,570,088)             -     (26,570,088)
                                -------------    -------------    --------------     --------------    -----------   -------------

Net admitted DTA                $  79,711,558    $  15,346,479    $   95,058,037     $   54,240,122    $         -   $  54,240,122
                                =============    =============    ==============     ==============    ===========   =============

Nonadmitted DTA                 $ 114,980,290    $     615,000    $  115,595,290     $  176,165,001    $         -   $ 176,165,001
                                =============    =============    ==============     ==============    ===========   =============

The Company has elected to admit DTAs pursuant to paragraph 10.e.. Such election was not available in 2008. The Company recorded an increase in admitted DTAs as the result of its election to employ the provisions of paragraph 10.e. as follows:

                                                                    CHANGE DURING 2009
                                                    -------------------------------------------------
                                                       ORDINARY           CAPITAL          TOTAL
Gross deferred tax assets                           $  (30,796,437)   $   23,936,824   $   (6,859,613)
Statutory valuation allowance                                    -                 -                -
                                                    --------------    --------------   --------------

Adjusted gross deferred tax assets                     (30,796,437)       23,936,824       (6,859,613)

Deferred tax liabilities                                (4,916,837)       (7,975,345)     (12,892,182)
                                                    --------------    --------------   --------------

Net deferred tax asset/liability before
   admissibility test                               $  (35,713,274)   $   15,961,479   $  (19,751,795)
                                                    ==============    ==============   ==============

Admitted pursuant to paragraph 10.a.                $  (16,331,715)   $            -   $  (16,331,715)
   10.b.i.                                               3,583,121        20,807,500       24,390,621
   10.b.ii.                                                    N/A               N/A       (5,384,342)
Admitted pursuant to 10.b. (lesser of i. or ii.)         3,583,121        20,807,500       24,390,621
Admitted pursuant to 10.c.                               4,916,837         2,514,324        7,431,161
Additional admitted pursuant to paragraph 10.e.i.                -                 -                -
   10.e.ii.a.                                           38,220,030                 -       38,220,030
   10.e.ii.b.                                                  N/A               N/A       54,409,435
Additional admitted pursuant to 10.e.ii.
   (lesser of a. or b.)                                 38,220,030                 -       38,220,030
Additional admitted pursuant to 10.e.iii.                        -                 -                -
                                                    --------------    --------------    -------------

Admitted deferred tax asset                             30,388,273        23,321,824       53,710,097

Deferred tax liability                                 (4,916,837)        (7,975,345)     (12,892,182)
                                                    -------------     --------------   --------------

Change in net admitted DTA                          $  25,471,436     $   15,346,479   $   40,817,915
                                                    =============     ==============   ==============

Change in nonadmitted DTA                           $ (61,184,711)    $      615,000   $  (60,569,711)
                                                    =============     ==============   ==============

At December 31, 2009, the risk-based capital level used in paragraph 10.d. was $156,488,168. The amount of each component in the risk-based capital calculation was as follows:

                                                                  INCREASE TO
                            RESULTING FROM                           AMOUNT
                           PARAGRAPHS 10.A.,    RESULTING FROM   RESULTING FROM
                            10.B., AND 10.C.    PARAGRAPH 10.E.  PARAGRAPH 10.E.

Admitted deferred
 tax assets              $      96,300,277   $     134,520,307   $ (38,220,030)
                         =================   =================   ==============

Admitted assets          $  13,999,075,055   $  14,037,295,085   $ (38,220,030)
                         =================   =================   ==============

Statutory surplus        $   1,197,918,725   $   1,236,138,755   $ (38,220,030)
                         =================   =================   ==============

Total adjusted capital   $   1,278,808,333   $   1,317,028,363   $ (38,220,030)
                         =================   =================   ==============

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred tax liabilities at December 31, were as follows:

                                           2009                2008               CHANGE
Deferred tax assets:
   Deferred acquisition costs        $   115,047,745    $   108,625,186    $     6,422,559
   Policy reserves                        81,904,621        100,052,242        (18,147,621)
   Bonds and other invested assets        24,870,233         25,619,436           (749,203)
   Non-admitted assets                    13,874,016          9,163,212          4,710,804
   Expense accruals and other
    prepaid income                        14,418,982         13,515,135            903,847
                                     ---------------    ---------------    ---------------

      Total deferred tax assets          250,115,597        256,975,211         (6,859,614)

Non-admitted deferred tax assets        (115,595,290)      (176,165,001)        60,569,711
                                     ---------------    ---------------    ---------------

      Admitted deferred tax assets       134,520,307         80,810,210         53,710,097
                                     ---------------    ---------------    ---------------

Deferred tax liabilities:
   Depreciable assets                     (9,643,505)       (10,587,405)           943,900
   Other                                 (29,818,765)       (15,982,683)       (13,836,082)
                                     ---------------    ---------------    ---------------

      Deferred tax liabilities           (39,462,270)       (26,570,088)       (12,892,182)
                                     ---------------    ---------------    ---------------

Net admitted deferred tax assets     $    95,058,037    $    54,240,122    $    40,817,915
                                     ===============    ===============    ===============

The change in net deferred income taxes during the years ended December 31, is comprised of the following:

                                            2009              2008              CHANGE
Deferred tax assets                  $   250,115,597    $   256,975,211    $    (6,859,614)
Deferred tax liabilities                 (39,462,270)       (26,570,088)       (12,892,182)
                                     ---------------    ---------------    ---------------

Net deferred tax assets              $   210,653,327    $   230,405,123        (19,751,796)
                                     ===============    ===============

Tax effect of unrealized gains                                                  (8,412,872)
                                                                           ---------------
Change in net deferred income
 taxes                                                                     $   (28,164,668)
                                                                           ===============

                                          2008                 2007              CHANGE
Deferred tax assets                  $   256,975,211    $   231,742,843    $    25,232,368
Deferred tax liabilities                 (26,570,088)       (23,402,870)        (3,167,218)
                                     ---------------    ---------------    ---------------

Net deferred tax assets              $   230,405,123    $   208,339,973         22,065,150
                                     ===============    ===============

Tax effect of unrealized gains                                                   8,400,103
                                                                           ---------------
Change in net deferred income
 taxes                                                                     $    30,465,253
                                                                           ===============

                                           2007                2006            CHANGE
Deferred tax assets                  $   231,742,843    $   257,967,261    $  (26,224,418)
Deferred tax liabilities                 (23,402,870)       (24,217,441)          814,571
                                     ---------------    ---------------    --------------

Net deferred tax assets              $   208,339,973    $   233,749,820       (25,409,847)
                                     ===============    ===============

Tax effect of unrealized gains                                                  1,470,170
                                                                            -------------
Change in net deferred income
 taxes                                                                     $  (23,939,677)
                                                                           ==============

7.    RELATED PARTY TRANSACTIONS

      On June 29, 2009, the Company made a capital contribution of $6,000,000 to United World.

      During 2009, the Company transferred other invested assets and mortgage loans to UM Holdings, L.L.C. and UM Holdings II, L.L.C. at fair value, recognizing a loss of $4,699,160. The Company's contributions to and dividends from UM Holdings, L.L.C. and UM Holdings II, L.L.C. in 2009 were as follows:

                                              OTHER
                                            INVESTED         MORTGAGE
                               CASH          ASSETS           LOANS            TOTAL
UM Holdings, L.L.C.
   Contributions:
      March 30, 2009       $     1,000   $            -   $           -   $        1,000
      March 31, 2009                 -       12,218,192               -       12,218,192
      December 31, 2009              -                -       2,670,152        2,670,152
                           -----------   --------------   -------------   --------------
                           $     1,000   $   12,218,192   $   2,670,152   $   14,889,344
                           ===========   ==============   =============   ==============
   Dividends --
      December 28, 2009    $   325,000   $            -   $           -   $      325,000
                           ===========   ==============   =============   ==============
UM Holdings II, L.L.C.
   Contributions:
      June 25, 2009        $     1,000   $            -   $           -   $        1,000
      December 28, 2009        325,000                -               -          325,000
      September 30, 2009             -        3,300,048               -        3,300,048
      December 31, 2009              -                -      15,512,295       15,512,295
                           -----------   --------------   -------------   --------------

                           $   326,000   $    3,300,048   $  15,512,295   $   19,138,343
                           ===========   ==============   =============   ==============

On September 28, 2009, the Company entered into a promissory note agreement with its affiliate Omaha Financial Holdings, Inc. (a wholly owned subsidiary of Mutual of Omaha) for $52,173,296 due September 28, 2012 at an interest rate of 3.10%. The payment schedule is as follows:

                                  PRINCIPAL       INTEREST         TOTAL

January 5, 2010                $          -     $   426,806     $    426,806
April 1, 2010                             -         404,343          404,343
July 1, 2010                              -         408,836          408,836
October 1, 2010                           -         413,328          413,328
January 3, 2011                           -         413,328          413,328
April 1, 2011                             -         404,343          404,343
July 1, 2011                              -         408,836          408,836
October 3, 2011                           -         413,328          413,328
January 3, 2012                           -         413,328          413,328
April 2, 2012                             -         408,836          408,836
July 2, 2012                              -         408,836          408,836
September 28, 2012               52,173,296         399,850       52,573,146
                               ------------     -----------     ------------
                               $ 52,173,296     $ 4,923,998     $ 57,097,294
                               ============     ===========     ============

On May 20, 2008, the Company lent money to Mutual of Omaha in the form of a promissory note for $60,000,000 due and repaid September 30, 2009.

On July 25, 2008, the Company paid a dividend of $115,000,000 to Mutual of Omaha consisting of bonds of $113,556,967, accrued interest of $1,262,990 and cash of $180,043.

On March 1, 2008, the Company entered into a construction loan agreement with its affiliate East Campus Realty, LLC ("ECR"), a wholly owned subsidiary of Mutual of Omaha. Under the loan agreement, ECR can borrow up to $273,400,000 due September 1, 2010 at an interest rate of the FHLB rate plus 1.0% to fund costs related to properties being developed by ECR. ECR has the option to defer payment one year if certain conditions are met. At December 31, 2009 and 2008, outstanding borrowings under the agreement of $204,450,000 and $69,900,000, respectively, were included in mortgage loans. The interest rates were 5.15% and 5.58% at December 31, 2009 and 2008, respectively. The loan is secured by the land, improvements and $37,400,000 of tax increment financing ("TIF") notes issued by the City of Omaha, Nebraska in 2008.

On May 10, 2007, the Company sold property at fair value with an amortized cost of $705,923 to ECR at a gain of $977,775.

The Company received cash dividends from Companion on May 30, 2007 totaling $4,000,000 and cash dividends from United World on September 10, 2007 totaling $10,000,000.

On July 17 and August 27, 2007, the Company made cash contributions of $125,000 and $10,000,000, respectively, to Omaha Life Insurance Company. On both March 31, 2008 and September 10, 2007, the Company made cash contributions of $10,000,000 to United World.

On April 1, 2007, the Company sold at fair value, investments in limited partnerships of $69,500,356 and common stock of $5,947,119 to Mutual of Omaha at a loss of $24,773.

      On January 1, 2007, the Company received a capital contribution from Mutual of $109,834,471 in the form of the transfer of the Fulcrum investment. This other invested asset was recorded at fair value at the date of the transfer.

      The Company is a member of a controlled group of companies and as such its results may not be indicative of those if it were to be operated on a stand-alone basis. Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, share certain resources such as personnel, operational and administrative services, facilities, information and communication services, employee benefits administration, investment management, advertising and general management services. Most of the expenses related to these resources were paid by Mutual of Omaha, and subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses among companies are within industry guidelines and practices. Additionally, certain amounts are paid or collected by Mutual of Omaha on behalf of the Company. Amounts due to the Company from Mutual of Omaha and other affiliated companies for these services are reported as receivable from parent, subsidiaries and affiliates and were $31,166,812 and $23,696,912 at December 31, 2009 and 2008, respectively.

8.   BORROWINGS

      The Company and Mutual of Omaha on a joint basis have entered into certain unsecured revolving line of credit agreements that allow for maximum borrowings of $300,000,000, of which $150,000,000 has no expiration date, and $150,000,000 is renewed annually. The Company had no outstanding borrowings under this agreement at December 31, 2009 or 2008. During the years ended December 31, 2009, 2008, and 2007, the Company incurred interest expense on these lines of credit of $1,739, $229,942, and $502,148, respectively.

      The Company and Mutual of Omaha have a bilateral unsecured internal borrowing agreement for $250,000,000. As of December 31, 2009 and 2008, the Company had no outstanding borrowings under this agreement. At December 31, 2009, Mutual of Omaha had no outstanding borrowings from United. At December 31, 2008, Mutual of Omaha had outstanding borrowings from United of $89,800,000 under this agreement at 0.11% due September 30, 2009 and repaid September 1, 2009. This amount was included in short-term investments.

      Companion has a $25,000,000 revolving credit agreement with the Company. At December 31, 2009 and 2008, there were no amounts outstanding under this agreement.

      The above agreements were primarily used to facilitate the purchase of long-term investments.

      The Company has agreements to sell and repurchase securities. Under these agreements, the Company obtains the use of funds for a period not to exceed 30 days. Maximum borrowings allowed under these agreements are $300,000,000. At December 31, 2009 and 2008, the Company had no outstanding borrowings under these agreements. During the years ended December 31, 2009 and 2007, the Company incurred interest expense on these agreements of $11,667 and $324,458, respectively. During the year ended December 31, 2008, there was no interest expense incurred on these agreements.

      The Company has an agreement with the FHLB under which the Company pledges bonds in return for extensions of credit. The Company held $7,167,293 and $8,016,327 of FHLB stock as part of the borrowing agreement at December 31, 2009 and 2008, respectively, which is included in common stocks unaffiliated. The Company authorized maximum extension of credit under this agreement is $500,000,000. At December 31, 2009 and 2008, FHLB advances were as follows:

                           ADVANCES            PAYMENTS           DUE   INTEREST

     Federal Home Loan
     Bank advances      $  26,000,000  Interest only due monthly  2013    2.5 %

                                        $909,000 due monthly
     Federal Home Loan                    beginning in 2012
     Bank advances        120,000,000                             2023    5.0
                        -------------

                        $ 146,000,000
                        =============

      FHLB has the option of converting the interest rate on the $26,000,000 of United advances due 2013 to an adjustable rate based on the FHLB one-month short-term advance rate as determined by FHLB beginning March 2010 and quarterly thereafter. The $120,000,000 of United fixed rate advances due 2023 begins amortizing monthly beginning June 2012. These borrowings were made to fund the real estate development project of ECR. All fixed rate advances are subject to a prepayment penalty.

      The Company has entered into funding agreement contracts with FHLB that are used as part of the Company's interest spread strategy. The Company held $23,318,249 and $27,453,173 of FHLB stock as part of the funding agreement at December 31, 2009 and 2008, respectively, which is included in common stocks unaffiliated. The liability for these funding agreements at December 31, 2009 and 2008, was $475,000,000 and $500,000,000,
      respectively, and is included in deposit-type contracts. The $475,000,000 at December 31, 2009 matures on dates varying from March 2010 to June 2013. At December 31, 2009 and 2008, the Company had mortgage-backed securities with fair values of $702,129,000 and $982,783,000, respectively, pledged as collateral.

      The Company has securities lending agreements whereby unrelated parties, primarily major brokerage firms, borrow securities from the Company. Borrowers of the securities must provide collateral in the form of cash or securities equal to 102% of the fair value plus accrued interest on the securities loaned. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the loaned securities continue to be reported as bonds. The collateral is not reflected in the accompanying statutory statements of admitted assets, liabilities and surplus. To further minimize the credit risks related to this securities lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions. The Company had securities loaned to third parties of $75,899,000 and $25,914,000 as of December 31, 2009 and 2008,
      respectively. The securities loaned at December 31, 2009 and 2008 were on open terms whereby the related loaned security could be returned to the Company on the next business day requiring return of cash collateral. The Company cannot access the cash collateral unless the borrower fails to deliver the loaned securities.

9.    REINSURANCE

      Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established.

      Effective November 21, 2008, the Company commuted a closed block of individual life business. As a result of the commutation, the Company decreased aggregate reserves for life policies by $57,981,371.

      Under the terms of a reinsurance treaty effective June 1, 1955, all health and accident insurance written by the Company was ceded to Mutual of Omaha. The operating results of certain lines of group health and accident and life insurance were shared equally by the Company and Mutual of Omaha and were included in the group reinsurance settlement expense. For the year ended December 31, 2007, the group reinsurance settlement expense was $8,970,260. Effective July 1, 2007, the 1955 reinsurance treaty between the Company and Mutual of Omaha was commuted. As a result of the commutation the Company's premium considerations decreased by $5,180,437 and policyholder benefits decreased by $189,308,202. The Company recorded a net gain of $1,752,702.

      During 2003, the Company ceased underwriting its variable life and annuity products. Effective December 31, 2003, the Company entered into modified coinsurance and coinsurance agreements to cede its variable life and annuity business on an indemnity basis. In 2003, these reinsurance agreements resulted in a deferred gain of $22,061,000 (net of taxes of $11,879,000), which is reflected in unassigned surplus and was amortized into operations as earnings emerged from the business reinsured through 2008. During 2008 and 2007, the Company amortized $1,716,519 (net of taxes of $924,279) and $2,813,827 (net of taxes of $1,515,138), respectively.

      The following is a summary of the impact of reinsurance operations on the statements of operations for the years ended December 31:

                                      2009              2008             2007

       Premium considerations:
        Assumed:
         Affiliates              $  14,530,485   $   12,511,860   $   10,311,682
         Non-affiliates              2,510,841        8,768,759       11,157,477
                                 -------------   --------------   --------------

                                 $  17,041,326   $   21,280,619   $   21,469,159
                                 =============   ==============   ==============
        Ceded:
         Affiliates              $  15,483,031   $   10,848,295   $  217,582,717
         Non-affiliates             83,138,461       86,037,577      107,533,806
                                 -------------   --------------   --------------

                                 $  98,621,492   $   96,885,872   $  325,116,523
                                 =============   ==============   ==============
       Policyholder benefits:
        Assumed:
         Affiliates              $  12,427,301   $   12,491,684   $   89,484,619
         Non-affiliates              2,454,355       67,248,420       10,920,577
                                 -------------   --------------   --------------

                                 $  14,881,656   $   79,740,104   $  100,405,196
                                 =============   ==============   ==============
        Ceded:
         Affiliates              $     785,061   $       80,959   $  182,174,727
         Non-affiliates            106,567,188      161,764,752      181,642,500
                                 -------------   --------------   --------------

                                 $ 107,352,249   $  161,845,711   $  363,817,227
                                 =============   ==============   ==============

      The following is a summary of the impact of reinsurance operations on the statements of admitted assets, liabilities and surplus as of December 31:

                                                   2009                2008

       Aggregate reserve for policies and
        contracts:
        Assumed:
         Affiliates                            $   14,399,493   $   13,964,319
         Non-affiliates                             1,000,645        1,000,645
                                               --------------   --------------

                                               $   15,400,138   $   14,964,964
                                               ==============   ==============
        Ceded:
         Affiliates                            $   15,891,391   $    7,966,324
         Non-affiliates                           338,989,673      333,572,400
                                               --------------   --------------

                                               $  354,881,064   $  341,538,724
                                               ==============   ==============
       Policy and contract claims:
        Assumed:
         Affiliates                            $    3,336,433   $    3,678,249
         Non-affiliates                               377,200          332,800
                                               --------------   --------------

                                               $    3,713,633   $    4,011,049
                                               ==============   ==============
        Ceded:
         Affiliates                            $      351,481   $       91,800
         Non-affiliates                            45,062,586       22,171,375
                                               --------------   --------------

                                               $   45,414,067   $   22,263,175
                                               ==============   ==============
     Funds held under reinsurance
       treaties included in reinsurance
       recoverable (all related party)         $   28,706,017   $   27,802,013
                                               ==============   ==============

10.   EMPLOYEE BENEFIT PLANS

      The Company participates in three plans sponsored by its parent, Mutual of Omaha. These plans are a qualified, non-contributory defined benefit pension plan, a 401(k) defined contribution plan and a postretirement benefit plan that provides certain health care and life insurance benefits for retirees. Substantially all employees are eligible for the 401(k) Plan, while only employees hired before 1995 are eligible for the postretirement benefit plan. Effective January 1, 2005 the defined benefit plan was amended to freeze plan benefits for participants 40 years and under. No benefits are available under the defined benefit plan for employees hired on or after January 1, 2005. The Company has no legal obligation for benefits under these plans. Mutual of Omaha allocates expense amounts for these plans to the Company based on salary ratios. The Company's share of net expense (benefit) for these plans for the years ended December 31, were as follows:

                                            2009           2008           2007

       Defined benefit pension plan   $  19,602,214   $ (2,930,686)  $   502,381
       401(k) profit sharing defined
        contribution plan                 6,130,194      5,356,556     4,543,359
       Postretirement benefit plan        5,107,692      4,973,560     2,927,092

      Plan assets for the defined benefit pension plan included a group annuity contract issued by the Company of $572,494,141 and $517,633,000 at December 31, 2009 and 2008, respectively. Plan assets for the postretirement benefit plan were invested in a group annuity contract issued by the Company with a balance of $38,267,404 and $42,666,397 at December 31, 2009 and 2008, respectively.

11.   SURPLUS AND DIVIDEND RESTRICTIONS

      The portion of unassigned surplus represented or reduced by each item below as of December 31, was as follows:

                                          2009                2008                 2007

       Unrealized gains               $   40,234,246   $   49,510,742    $   28,049,489
       Non-admitted assets              (155,235,337)    (202,345,607)     (190,173,563)
       Asset valuation reserve           (68,082,237)     (78,638,788)      (63,382,272)
       Net deferred tax assets           210,653,327      230,405,122       208,339,973
       Deferred gain on coinsurance                -                -         1,716,519

      Regulatory restrictions limit the amount of dividends available for distribution without prior approval of regulatory authorities. As of December 31, 2009 the maximum dividend allowed was $123,613,876.

12.   COMMITMENTS AND CONTINGENCIES

      The Company had unfunded investment commitments for bond investments, mortgage loans and other invested assets of $239,252,346 and $401,288,227 at December 31, 2009 and 2008, respectively.

      Securities with an amortized cost of $5,033,407 and $5,134,993 at December 31, 2009 and 2008, respectively, were on deposit with government agencies as required by the laws in various jurisdictions in which the Company conducts business.

      As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health or annuity premiums collected in the state. The Company estimated its costs related to past insolvencies and had a liability for guaranty fund assessments of $6,484,233 and $4,402,542 as of December 31, 2009 and 2008, respectively.
      The Company estimated premium tax credits that it will receive related to amounts paid to guaranty funds of $5,282,615 and $3,579,095 as of December 31, 2009 and 2008, respectively.

      Various lawsuits have arisen in the ordinary course of the Company's business. The Company believes that its defenses in these various lawsuits are meritorious and that the eventual outcome of those lawsuits will not have a material effect on the Company's financial position, results of operations or cash flows.

13.   LEASES

      The Company and Mutual of Omaha jointly enter into agreements for the rental of office space, equipment and computer software under noncancelable operating leases. Future required minimum rental payments under leases as of December 31, 2009, were:

         2010                                                    $  9,554,578
         2011                                                       6,828,794
         2012                                                       4,310,952
         2013                                                       2,651,864
         2014                                                       1,496,082
         Thereafter                                                 1,296,975
                                                                 ------------

         Total                                                   $ 26,139,245
                                                                 ============

      The Company's rental expense for the years ended December 31, 2009, 2008 and 2007 was approximately $14,000,000, $12,000,000 and $9,000,000, respectively.

14.   DIRECT PREMIUMS WRITTEN

      The Company's direct accident and health premiums written by third-party administrators were $38,945,255, $36,028,620 and $39,243,704 during the years ended December 31, 2009, 2008 and 2007, respectively.

15.   RETROSPECTIVELY RATED CONTRACTS

      The Company estimates accrued retrospective premium adjustments for its group life and health insurance business based upon premium, claims (including IBNR), and expense experience for each retrospectively rated policy. This method results in the calculation of an asset or liability for each retrospectively rated policy.

      The amount of net premiums earned by the Company that were subject to retrospective rating features were approximately $900,000, $8,800,000 and $10,900,000 during the years ended December 31, 2009, 2008, and 2007, respectively. These net premiums represent 0.3 %, 2.5% and 6.1% of the total net premium for group business during the years ended December 31, 2009, 2008, and 2007, respectively.

16.   POLICY AND CONTRACT CLAIMS -- HEALTH

      A reconciliation of the policy and contract claims -- health, which includes unpaid claims and the present value of amounts not yet due on claims that existed as of December 31, was as follows:

                                                   2009               2008

        Health balance -- January 1         $   368,264,461    $   328,359,588
        Reinsurance recoverable                  22,300,108         23,845,739
                                            ----------------   ----------------

             Net balance -- January 1           345,964,353        304,513,849
                                            ----------------   ----------------
        Incurred related to:
         Current year                           410,598,081        282,846,604
         Prior years                            (19,660,327)       (13,164,792)
                                            ----------------   ----------------

             Total incurred                     390,937,754        269,681,812
                                            ----------------   ----------------
        Paid related to:
         Current year                           245,044,361        133,295,953
         Prior years                             96,772,396         94,935,355
                                            ----------------   ----------------

             Total paid                         341,816,757        228,231,308
                                            ----------------   ----------------
             Net balance -- December 31         395,085,350        345,964,353

        Reinsurance recoverable                  13,238,523         22,300,108
                                            ----------------   ----------------

        Balance -- December 31              $   408,323,873    $   368,264,461
                                            ================   ================

      The present value of amounts not yet due as of the statement date have been added to the above policy and contract claims disclosure. The prior year amounts were revised to include the present value of amounts not yet due as of the statement date to be comparable to the current year presentation.

      As a result of changes in estimates of insured events in prior years, the provision for claims reserves decreased by $19,660,327 in 2009. Typically, increases or decreases of this nature occur as the result of claim settlements during the year and additional information received regarding individual claims that differed from the original estimates of the cost of these claims.

      At December 31, claim adjustment expenses were as follows:

                                                   2009            2008
        Accrued claim adjustment expenses
           (included in   general expenses
           and taxes due or accrued)            $ 13,873,061   $ 11,573,867
                                                ============   ============

        Incurred claim adjustment expenses      $ 34,293,263   $ 24,057,330
                                                ============   ============

        Paid claim adjustment expenses          $ 31,994,070   $ 22,592,929
                                                ============   ============

17.   AGGREGATE RESERVE FOR POLICIES AND CONTRACTS

      The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.

      Substandard reserves for plans introduced prior to 1989 were set equal to the excess of the reserve calculated using the appropriate substandard multiple mortality table over the reserve calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method. Substandard reserves for plans introduced after 1988 were set equal to the unearned portion of the substandard premiums.

      At December 31, 2009 and 2008, the Company had insurance in force with a face value of $637,718,868 and $193,552,079, respectively, for which the gross premiums were less than the net premiums according to the standard valuation set by the state of Nebraska. Reserves to cover the above insurance totaled $3,596,921 and $3,179,102 at December 31, 2009 and 2008, respectively.

18. ANALYSIS OF ANNUITY RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS

        AT DECEMBER 31, 2009                                                AMOUNT      % OF TOTAL
        Annuity reserves and deposit funds liabilities --
         subject to discretionary withdrawal:
         With fair value adjustment                                 $     985,600,964       12.6%
         At book value less current surrender
          charge of 5% or more                                            189,532,095        2.4
         At fair value                                                  1,407,417,738       18.0
                                                                    -----------------   ---------

             Total with adjustment or at fair value                     2,582,550,797       33.0

        At book value without adjustment (minimal or no charge)         1,727,833,982       22.1
        Not subject to discretionary withdrawal                         3,512,146,914       44.9
                                                                    -----------------   ---------

             Gross total                                                7,822,531,693      100.0%
                                                                                        =========
        Reinsurance ceded                                                  43,241,011
                                                                    -----------------

        Net total                                                   $   7,779,290,682
                                                                    =================


       AT DECEMBER 31, 2008                                              AMOUNT      % of Total
       Annuity reserves and deposit funds liabilities --
        subject to discretionary withdrawal:
        With fair value adjustment                                $    636,684,150        9.1%
        At book value less current surrender charge of                 169,757,531        2.5
         5% or more
        At fair value                                                  949,472,002       13.6
                                                                  ----------------   ---------

             Total with adjustment or at fair value                  1,755,913,683       25.2

       At book value without adjustment (minimal or no charge)       1,827,034,914       26.2
       Not subject to discretionary withdrawal                       3,392,102,432       48.6
                                                                  ----------------   ---------

             Gross total                                             6,975,051,029      100.0%
                                                                                     =========
       Reinsurance ceded                                                45,028,942
                                                                  ----------------

       Net total                                                  $  6,930,022,087
                                                                  ================

      The following information is obtained from the applicable Exhibit in the Company's December 31 Annual Statement and related Separate Accounts Annual Statement, both of which were filed with the State of Nebraska Department of Insurance, and are provided to reconcile annuity reserves and deposit- type funds and other liabilities without life or disability contingencies to amounts reported in the statutory statements of admitted assets, liabilities and surplus as of December 31:

        2009                                                          AMOUNT

        Life and Accident and Health Annual Statement:
         Exhibit 5, Annuities section -- net total              $  4,391,044,549
         Exhibit 5, Supplementary Contracts with Life
           Contingencies Section -- net total                         19,196,507
         Exhibit 7, Deposit-Type Contracts, Line 14, Column 1      1,814,409,426
                                                                ----------------
                                                                   6,224,650,482

        Separate Accounts Annual Statement:
         Exhibit 3, Line 0299999, Column 2                           147,222,462
         Page 3, Line 2, Column 3 -- Other Contract
          Deposit Funds                                            1,407,417,738
                                                                ----------------
        Total                                                   $  7,779,290,682
                                                                ================

        2008                                                          AMOUNT

        Life and Accident and Health Annual Statement:
         Exhibit 5, Annuities section -- net total              $  4,043,028,916
         Exhibit 5, Supplementary Contracts with Life
          Contingencies Section -- net total                          19,188,822
         Exhibit 7, Deposit-Type Contracts, Line 14, Column 1      1,775,910,759
                                                                ----------------
                                                                   5,838,128,497
        Separate Accounts Annual Statement:
         Exhibit 3, Line 0299999, Column 2                           142,421,546
         Page 3, Line 2, Column 3 -- Other Contract
          Deposit Funds                                              949,472,044
                                                                ----------------

        Total                                                   $  6,930,022,087
                                                                ================
19.   PREMIUMS DEFERRED AND UNCOLLECTED

      Deferred and uncollected life insurance premiums and annuity considerations at December 31, were as follows:

                                                2009                              2008
                                 -------------------------------   -------------------------------
                                                        NET OF                            NET OF
        TYPE                          GROSS            LOADING           GROSS           LOADING

        Ordinary new business    $   56,442,628   $   10,719,498   $   43,150,758   $    6,535,784
        Ordinary renewal            220,016,044      248,468,486      202,091,291      232,603,177
        Group life                   23,826,162       22,885,011       31,134,982       30,132,119
                                 --------------   --------------   --------------   --------------

        Total                    $  300,284,834   $  282,072,995   $  276,377,031   $  269,271,080
                                 ==============   ==============   ==============   ==============

20.   SEPARATE ACCOUNTS

      Information regarding the nonguaranteed separate accounts of the Company was as follows:

                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                                         2009               2008
                                                                  ------------------------------------
       Premiums and considerations                                $     9,274,685    $     10,295,291
       Deposits                                                       807,430,429         874,815,352
                                                                  ----------------   -----------------

       Premiums, considerations and deposits                      $   816,705,114    $    885,110,643
                                                                  ================   =================
       Transfers as reported in the statutory statements of
        operations of the separate accounts annual statement:
        Transfers to Separate Accounts                            $     9,274,685    $     10,295,291
        Transfers from Separate Accounts                               35,100,697          64,242,997
                                                                  ----------------   -----------------

              Net transfers of the general account                    (25,826,012)        (53,947,706)

       Reinsurance                                                     25,826,012          53,947,706
                                                                  ----------------   -----------------
       Net transfers as reported in the statutory statements
        of operations                                             $             -    $              -
                                                                  ================   =================

                                                                             AT DECEMBER 31,
                                                                  ------------------------------------
                                                                        2009                2008

       Reserves by valuation basis -- market value                $ 1,606,776,390    $  1,134,111,510
                                                                  ================   =================

       Reserves by withdrawal characteristics -- market value     $ 1,606,776,390    $  1,134,111,510
                                                                  ================   =================

21.   EDP EQUIPMENT AND SOFTWARE

      EDP equipment and operating and nonoperating software included in other assets consisted of the following at December 31:

                                                     2009              2008

       Electronic data processing equipment     $   8,349,248    $    9,113,664
       Operating system software                    3,436,861         3,436,861
       Nonoperating system software                 7,619,973         7,619,973
       Accumulated depreciation                   (19,395,653)      (20,118,354)
       Nonadmitted                                    (10,429)          (52,144)
                                                --------------   ---------------

                                                $           -    $            -
                                                ==============   ===============

      Depreciation expense related to EDP equipment and operating and nonoperating software totaled $41,715 for the year ended December 31, 2009 and $50,775 for the year ended December 31, 2008.

22. RECONCILIATION OF STATUTORY NET INCOME (LOSS) AND SURPLUS TO GAAP NET INCOME (LOSS) AND EQUITY

      As described in Note 1, the Company has prepared these financial statements in conformity with statutory accounting practices prescribed or permitted by the State of Nebraska Department of Insurance. These practices differ from GAAP. The following tables reconcile statutory net income (loss) to GAAP net income (loss) and statutory surplus to GAAP equity.

                                                            FOR THE YEAR ENDED DECEMBER 31,
                                                 ----------------------------------------------------
                                                        2009               2008             2007

       Statutory net income (loss)               $     (5,248,096)  $   (69,569,080)  $   88,639,802
       Future policy benefits and policyholder
          account balances                             20,695,001        58,687,475       84,717,307
       Deferred policy acquisition costs              125,936,588        44,316,505       26,675,040
       Deferred income taxes and other
          tax reclassifications                       (75,524,650)        7,054,179      (62,985,411)
       Valuation of investments                         5,721,322       (49,915,787)      (7,154,214)
       Earnings of subsidiaries                         5,300,945         2,432,189         (757,844)
       Cumulative effect of accounting change
          for long-duration contracts                           -                 -       (3,680,832)
       Other                                            3,232,787        (3,465,391)      (4,423,687)
                                                 -----------------  ----------------  ---------------

       GAAP net income (loss)                    $     80,113,897   $   (10,459,910)  $  121,030,161
                                                 =================  ================  ===============

                                                              AT DECEMBER 31,
                                                  ---------------------------------------
                                                         2009                 2008
       Statutory surplus                          $   1,245,138,755   $    1,196,272,238
       Future policy benefits and policyholder
          account balances                              (50,340,313)         (43,631,897)
       Deferred policy acquisition costs              1,143,272,648        1,079,592,984
       Deferred income taxes                           (448,005,570)        (233,050,378)
       Non-admitted assets                              155,235,337          202,345,607
       Valuation of investments                         192,246,967         (387,775,061)
       Statutory asset valuation reserve                 68,082,237           78,638,788
       Subsidiary equity                                 79,417,941           55,367,746
       Statutory interest maintenance reserve            24,362,408           26,896,940
       Other                                             (9,354,182)          (8,795,537)
                                                  ------------------  -------------------

       GAAP equity                                $   2,400,056,228   $    1,965,861,430
                                                  ==================  ===================

23.   DISPOSITION

      On July 1, 2007, the Company and Mutual of Omaha signed assumptive and coinsurance reinsurance agreements and a purchase agreement with Coventry Healthcare, Inc. ("Coventry") related to its Group health business. Under the terms of the assumptive reinsurance agreement, groups in Nebraska and Iowa were given the option of continuing their group insurance contract with Coventry. Amounts related to groups who did not continue were reinsured to Coventry under the terms of the coinsurance agreement until the contract was non-renewed at the next anniversary date. Under the terms of a transition services agreement, the Company, Mutual of Omaha and Coventry continued to provide services related to this business to aid in the transition for both parties.

      The Company and Mutual of Omaha received approximately $110,879,000 in proceeds (principally for renewal rights) as a result of this transaction. Proceeds of $17,963,000 were allocated to the Company by Mutual of Omaha and the Company recognized a realized net gain of $17,485,000, including approximately $19,889,000 in other income and $2,404,000 in operating expenses. Assets sold and liabilities transferred by the Company as a result of the transaction were $5,735,000 and $1,676,000, respectively. The Company has no contingencies associated with the transaction.

24.   RECONCILIATION TO ANNUAL STATEMENT

      The Company is required to file an Annual Statement with the State of Nebraska Department of Insurance.

      The noncash transactions as reported in the Annual Statement consist of mortgage loans transfers, while the audited statutory financial statements also include noncash transfers of other invested assets. The following table provides a reconciliation between the amounts reflected in the audited statutory financial statements and amounts reflected in the Annual Statements at and for the year ended December 31, 2009.

                                                                              AUDITED
                                              ANNUAL                         FINANCIAL
                                             STATEMENT      DIFFERENCE      STATEMENTS
       Statutory statements of cash
          flows -- noncash transactions    $  30,744,759   $  2,955,928   $  33,700,687
                                           =============   ============   =============

                                     ******

UNITED OF OMAHA

SEPARATE ACCOUNT B

Financial Statements as of December 31, 2009, and for each of the Periods in the Years Ended
December 31, 2009 and 2008, and Report of
Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors of
United of Omaha Life Insurance Company
Omaha, NE

We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the United of Omaha Separate Account B (the "Account") as of December 31, 2009, and the related statements of operations and changes in net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the subaccounts' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the subaccounts constituting the United of Omaha Separate Account B as of December 31, 2009, the results of their operations and the changes in their net assets for each of the periods in the two years then ended, and the financial highlights for each of the periods in the five years then ended for each of the subaccounts which comprise the Account, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Omaha, Nebraska
April 26, 2010

                       UNITED OF OMAHA SEPARATE ACCOUNT B
                            STATEMENTS OF NET ASSETS
                                DECEMBER 31, 2009

ASSETS                                                  Cost         Fair Value        Shares
                                                 --------------  ---------------  ------------
  ALGER:
      American Growth                            $    1,459,667  $     1,934,088        49,848
      American Small Capitalization                     752,765          968,519        37,862

  FEDERATED:
      Prime Money Fund II                               828,801          828,801       828,801
      Fund for U.S. Government Securities II            456,053          453,360        39,595

  FIDELITY:
      VIP Asset Manager: Growth                         439,940          455,641        35,991
      VIP Contrafund                                  2,769,740        2,329,045       112,951
      VIP Equity Income                               1,567,300        1,200,014        71,387
      VIP Index 500                                   9,172,733        8,645,089        72,271
      VIP Mid Cap                                       224,154          198,175         7,895

  MFS:
      Core Equity Series                              5,294,486        5,840,949       432,984
      Emerging Growth Series                            997,363        1,304,542        52,861
      High Income Series                                469,550          436,349        52,891
      Research Series                                   580,805          626,693        37,821
      Strategic Income Series                           341,865          332,711        34,371

  PIONEER:
      Equity Income VCT                                 458,255          387,616        23,004
      Fund VCT                                          821,431          838,227        42,788
      Mid Cap Value VCT                               7,124,743        5,836,303       403,060
      Real Estate Shares VCT                            789,086          558,899        42,860

  DWS SCUDDER:
      Global Opportunities                              613,303          579,886        52,195
      Growth and Income                                 374,705          301,671        45,026
      International                                     625,656          533,978        64,646
      Small Cap Index VIP                               425,128          385,856        38,975

  T. ROWE PRICE:
      Equity Income                                   6,833,080        6,244,986       353,824
      International Stock                             6,102,747        6,331,572       516,021
      Limited-Term Bond                                 943,282          954,265       189,338
      New America Growth                                615,594          666,196        34,861
      Personal Strategy Balanced                        534,592          540,880        32,940

  VAN KAMPEN:
      UIF Emerging Markets Equity                     1,712,571        2,024,558       155,616
      UIF Core Plus Fixed Income                      6,182,340        5,560,520       559,972

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                          Alger
                                                          ------------------------------------------------------------------
                                                                   American Growth           American Small Capitalization
                                                          -------------------------------    -------------------------------
                                                                 2009           2008            2009               2008
                                                          ---------------  --------------    --------------  ---------------
Income:

   Dividends                                              $       10,950   $       4,877     $           -   $            -

Realized gains (losses) on investments:
   Net realized gains (losses) on sale of fund shares             20,206         102,435             3,980           49,160
   Net realized gain distributions                                     -               -                 -           16,204
                                                          ---------------  --------------    --------------  ---------------
      Net realized gains (losses)                                 20,206         102,435             3,980           65,364
                                                          ---------------  --------------    --------------  ---------------
Change in unrealized appreciation / depreciation
   during the year                                               621,098      (1,361,580)          310,164         (730,566)
                                                          ---------------  --------------    --------------  ---------------
Increase (decrease) in net assets from
   operations                                                    652,254      (1,254,268)          314,144         (665,202)
                                                          ---------------  --------------    --------------  ---------------
Contract transactions:
     Payments received from contract owners                      296,798         296,327           113,661          122,439
     Transfers between subaccounts
        (including fixed accounts), net                          (35,385)        (83,217)          (10,325)           9,880
     Transfers for contract benefits and
        terminations                                            (172,569)       (192,443)          (90,420)        (113,538)
     Contract maintenance charges                               (228,290)       (267,022)         (100,065)        (112,481)
                                                          ---------------  --------------    --------------  ---------------
Net increase (decrease) in net assets
     from contract transactions                                 (139,446)       (246,355)          (87,149)         (93,700)
                                                          ---------------  --------------    --------------  ---------------
Total increase (decrease) in net assets                          512,808      (1,500,623)          226,995         (758,902)

Net assets at beginning of period                              1,421,280       2,921,903           741,525        1,500,427
                                                          ---------------  --------------    --------------   --------------
Net assets at end of period                               $    1,934,088   $   1,421,280     $     968,519    $     741,525
                                                          ===============  ==============    ==============   ==============
ACCUMULATION UNITS:

    Purchases                                                     30,459          23,598            16,540           18,098
    Withdrawals                                                  (40,756)        (37,625)          (24,728)         (24,521)
                                                          ---------------  --------------    --------------   --------------
Net increase (decrease) in units outstanding                     (10,297)        (14,027)           (8,188)          (6,423)

Units outstanding at beginning of period                         131,114         145,141            79,783           86,206
                                                          ---------------  --------------    --------------   --------------
Units outstanding at end of period                               120,817         131,114            71,595           79,783
                                                          ===============  ==============    ==============   ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                        Federated
                                                        -----------------------------------------------------------------
                                                                                            Fund for U.S. Government
                                                                  Prime Money Fund II            Securities II
                                                        ------------------------------   --------------------------------
                                                                 2009           2008           2009              2008
                                                        --------------   -------------   --------------    --------------
Income:

  Dividends                                             $       4,666    $     24,157    $      25,141     $      28,988

Realized gains (losses) on investments:

  Net realized gains (losses) on sale of fund shares                -               -           (2,783)           (3,940)
  Net realized gain distributions                                   -               -                -                 -
                                                        --------------   -------------   --------------    --------------
     Net realized gains (losses)                                    -               -           (2,783)           (3,940)
                                                        --------------   -------------   --------------    --------------
Change in unrealized appreciation / depreciation
  during the year                                                   -               -            2,357            (3,926)
                                                        --------------   -------------   --------------    --------------
Increase (decrease) in net assets from
  operations                                                    4,666          24,157           24,715            21,122
                                                        --------------   -------------   --------------    --------------
Contract transactions:
  Payments received from contract owners                       86,869          75,383           51,004            47,997
  Transfers between subaccounts
     (including fixed accounts), net                          200,151         247,385          (27,910)           16,511
  Transfers for contract benefits and
     terminations                                            (289,668)       (125,505)         (37,033)         (104,708)
  Contract maintenance charges                               (160,118)       (108,919)         (66,749)          (63,966)
                                                        --------------   -------------   --------------    --------------
Net increase (decrease) in net assets
  from contract transactions                                 (162,766)         88,344          (80,688)         (104,166)
                                                        --------------   -------------   --------------    --------------
Total increase (decrease) in net assets                      (158,100)        112,501          (55,973)          (83,044)

Net assets at beginning of period                             986,901         874,400          509,333           592,377
                                                        --------------   -------------   --------------    --------------
Net assets at end of period                             $     828,801    $    986,901    $     453,360     $     509,333
                                                        ==============   =============   ==============    ==============
ACCUMULATION UNITS:
  Purchases                                                   493,152         369,819            6,510            27,098
  Withdrawals                                                (604,155)       (307,862)         (10,863)          (33,115)
                                                        --------------   -------------   --------------    --------------
Net increase (decrease) in units outstanding                 (111,003)         61,957           (4,353)           (6,017)

Units outstanding at beginning of period                      676,356         614,399           28,275            34,292
                                                        --------------   -------------   --------------    --------------
Units outstanding at end of period                            565,353         676,356           23,922            28,275
                                                        ==============   =============   ==============    ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                       Fidelity
                                                      ---------------------------------------------------------------

                                                            VIP Asset Manager: Growth          VIP Contrafund
                                                      -------------------------------  ------------------------------
                                                            2009             2008          2009            2008
                                                      ---------------  --------------  ---------------  -------------
Income:

  Dividends                                           $      6,274     $     10,115    $      28,024    $      27,293

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares       (14,953)          26,084         (130,651)        (142,162)
  Net realized gain distributions                              813              526              558           87,341
                                                      -------------    -------------   --------------   --------------
     Net realized gains (losses)                           (14,140)          26,610         (130,093)         (54,821)
                                                      -------------    -------------   --------------   --------------
Change in unrealized appreciation / depreciation
  during the year                                          124,824         (270,707)         739,354       (1,500,619)
                                                      -------------    -------------   --------------   --------------
Increase (decrease) in net assets from
  operations                                               116,958         (233,982)         637,285       (1,528,147)
                                                      -------------    -------------   --------------   --------------
Contract transactions:
  Payments received from contract owners                    49,945           70,272          284,009          329,107
  Transfers between subaccounts
     (including fixed accounts), net                         2,533          (71,246)         (62,637)        (118,096)
  Transfers for contract benefits and
     terminations                                          (18,100)        (139,126)        (130,793)        (355,496)
  Contract maintenance charges                             (74,622)         (89,391)        (264,859)        (319,691)
                                                      -------------    -------------   --------------   --------------
Net increase (decrease) in net assets
     from contract transactions                            (40,244)        (229,491)        (174,280)        (464,176)
                                                      -------------    -------------   --------------   --------------
Total increase (decrease) in net assets                     76,713         (463,473)         463,005       (1,992,323)

Net assets at beginning of period                          378,928          842,401        1,866,040        3,858,363
                                                      -------------    -------------   --------------   --------------
Net assets at end of period                           $    455,641     $    378,928    $   2,329,045    $   1,866,040
                                                      =============    =============   ==============   ==============
ACCUMULATION UNITS:
  Purchases                                                  8,063            8,216           21,926           21,255
  Withdrawals                                              (11,414)         (23,232)         (31,068)         (42,698)
                                                      -------------    -------------   --------------   --------------
Net increase (decrease) in units outstanding                (3,351)         (15,016)          (9,142)         (21,443)

Units outstanding at beginning of period                    35,166           50,182          113,669          135,112
                                                      -------------    -------------   --------------   --------------
Units outstanding at end of period                          31,815           35,166          104,527          113,669
                                                      =============    =============   ==============   ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                         Fidelity (continued)
                                                        -----------------------------------------------------------------

                                                                 VIP Equity Income                  VIP Index 500
                                                        --------------------------------  -------------------------------
                                                               2009               2008           2009           2008
                                                        ----------------  --------------  --------------   --------------
Income:

  Dividends                                             $        23,934   $      38,396   $     193,531    $     218,837

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares           (121,943)        (79,829)       (239,370)          40,474
  Net realized gain distributions                                     -           1,744         164,026          112,209
                                                        ----------------  --------------  --------------   --------------
     Net realized gains (losses)                               (121,943)        (78,085)        (75,344)         152,683
                                                        ----------------  --------------  --------------   --------------
Change in unrealized appreciation / depreciation
  during the year                                               387,616        (785,865)      1,728,987       (4,830,606)
                                                        ----------------  --------------  --------------   --------------
Increase (decrease) in net assets from
  operations                                                    289,607        (825,554)      1,847,174       (4,459,086)
                                                        ----------------  --------------  --------------   --------------
Contract transactions:
  Payments received from contract owners                        130,495         157,450       1,218,798        1,409,906
  Transfers between subaccounts
     (including fixed accounts), net                            (48,987)        (62,603)        (44,326)        (323,066)
  Transfers for contract benefits and
     terminations                                               (78,124)       (226,863)       (677,070)        (926,635)
  Contract maintenance charges                                 (126,629)       (158,794)       (981,691)      (1,111,987)
                                                        ----------------  --------------  --------------   --------------
Net increase (decrease) in net assets
  from contract transactions                                   (123,245)       (290,810)       (484,289)        (951,782)
                                                        ----------------  --------------  --------------   --------------
Total increase (decrease) in net assets                         166,362      (1,116,364)      1,362,885       (5,410,868)

Net assets at beginning of period                             1,033,652       2,150,016       7,282,204       12,693,072
                                                        ----------------  --------------  --------------   --------------
Net assets at end of period                             $     1,200,014   $   1,033,652   $   8,645,089    $   7,282,204
                                                        ================  ==============  ==============   ==============
ACCUMULATION UNITS:
  Purchases                                                      22,242          16,545         144,956          153,118
  Withdrawals                                                   (32,064)        (33,827)       (184,320)        (214,715)
                                                        ----------------  --------------  --------------   --------------
Net increase (decrease) in units outstanding                     (9,822)        (17,282)        (39,364)         (61,597)

Units outstanding at beginning of period                         89,626         106,908         627,560          689,157
                                                        ----------------  --------------  --------------   --------------
Units outstanding at end of period                               79,804          89,626         588,196          627,560
                                                        ================  ==============  ==============   ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                        Fidelity (continued)                     MFS
                                                       ----------------------------  --------------------------------

                                                                    VIP Mid Cap                Core Equity Series
                                                       ----------------------------  --------------------------------
                                                              2009          2008             2009           2008
                                                       -------------  -------------  ---------------   --------------
Income:

  Dividends                                            $        801   $        683   $       85,856    $      53,796

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares        (25,383)       (38,369)         (46,364)         127,030
  Net realized gain distributions                               899         50,066                -                -
                                                       -------------  -------------  ---------------   --------------
     Net realized gains (losses)                            (24,484)        11,697          (46,364)         127,030
                                                       -------------  -------------  ---------------   --------------
Change in unrealized appreciation / depreciation
  during the year                                            87,914       (164,853)       1,444,034       (3,336,727)
                                                       -------------  -------------  ---------------   --------------
Increase (decrease) in net assets from
  operations                                                 64,231       (152,473)       1,483,526       (3,155,901)
                                                       -------------  -------------  ---------------   --------------
Contract transactions:
  Payments received from contract owners                     24,568         31,130          842,939        1,006,847
  Transfers between subaccounts
     (including fixed accounts), net                        (45,255)        19,517          (85,233)        (268,801)
  Transfers for contract benefits and
     terminations                                            (3,956)       (41,288)        (471,892)        (618,704)
  Contract maintenance charges                              (24,738)       (28,656)        (674,622)        (759,255)
                                                       -------------  -------------  ---------------   --------------
Net increase (decrease) in net assets
  from contract transactions                                (49,381)       (19,297)        (388,808)        (639,913)
                                                       -------------  -------------  ---------------   --------------
Total increase (decrease) in net assets                      14,850       (171,770)       1,094,718       (3,795,814)

Net assets at beginning of period                           183,325        355,095        4,746,231        8,542,045
                                                       -------------  -------------  ---------------   --------------
Net assets at end of period                            $    198,175   $    183,325   $    5,840,949    $   4,746,231
                                                       =============  =============  ===============   ==============
ACCUMULATION UNITS:
  Purchases                                                   2,272          4,645           88,136          108,075
  Withdrawals                                                (4,817)        (6,552)        (116,903)        (146,460)
                                                       -------------  -------------  ---------------   --------------
Net increase (decrease) in units outstanding                 (2,545)        (1,907)         (28,767)         (38,385)

Units outstanding at beginning of period                     11,235         13,142          403,790          442,175
                                                       -------------  -------------  ---------------   --------------
Units outstanding at end of period                            8,690         11,235          375,023          403,790
                                                       =============  =============  ===============   ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                        MFS (continued)
                                                        --------------------------------------------------------------

                                                             Emerging Growth Series            High Income Series
                                                        ------------------------------  ------------------------------
                                                              2009             2008          2009             2008
                                                        --------------  --------------  -------------   --------------
Income:

  Dividends                                             $       3,125   $       3,074   $     31,424    $      41,289

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares          (13,908)         32,836        (19,628)         (11,573)
  Net realized gain distributions                                   -               -              -                -
                                                        --------------  --------------  -------------   --------------
     Net realized gains (losses)                              (13,908)         32,836        (19,628)         (11,573)
                                                        --------------  --------------  -------------   --------------
Change in unrealized appreciation / depreciation
  during the year                                             334,086        (612,369)       130,452         (165,960)
                                                        --------------  --------------  -------------   --------------
Increase (decrease) in net assets from
  operations                                                  323,303        (576,459)       142,248         (136,244)
                                                        --------------  --------------  -------------   --------------
Contract transactions:
  Payments received from contract owners                      150,013         163,570         31,534           34,575
  Transfers between subaccounts
    (including fixed accounts), net                           (38,719)        (48,562)         3,136          (55,755)
  Transfers for contract benefits and
    terminations                                               85,869        (174,863)       (31,954)         (34,772)
  Contract maintenance charges                               (133,850)       (156,689)       (39,926)         (36,283)
                                                        --------------  --------------  -------------   --------------
Net increase (decrease) in net assets
  from contract transactions                                   63,313        (216,544)       (37,210)         (92,235)
                                                        --------------  --------------  -------------   --------------
Total increase (decrease) in net assets                       386,616        (793,003)       105,038         (228,479)

Net assets at beginning of period                             917,926       1,710,929        331,311          559,790
                                                        --------------  --------------  -------------   --------------
Net assets at end of period                             $   1,304,542   $     917,926   $    436,349    $     331,311
                                                        ==============  ==============  =============   ==============
ACCUMULATION UNITS:
  Purchases                                                    16,129          13,794          4,817            3,295
  Withdrawals                                                 (24,603)        (27,188)        (7,676)          (9,325)
                                                        --------------  --------------  -------------   --------------
Net increase (decrease) in units outstanding                   (8,474)        (13,394)        (2,859)          (6,030)

Units outstanding at beginning of period                       80,444          93,838         28,960           34,990
                                                        --------------  --------------  -------------   --------------
Units outstanding at end of period                             71,970          80,444         26,101           28,960
                                                        ==============  ==============  =============   ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                       MFS (continued)
                                                       -----------------------------------------------------------

                                                              Research Series            Strategic Income Series
                                                       ----------------------------  -----------------------------
                                                           2009             2008            2009         2008
                                                       -------------  -------------  -------------   -------------
Income:

  Dividends                                            $      7,915   $      3,961   $     30,038    $     30,777

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares        (15,784)         8,023        (11,084)        (32,405)
  Net realized gain distributions                                 -              -              -               -
                                                       -------------  -------------  -------------   -------------
     Net realized gains (losses)                            (15,784)         8,023        (11,084)        (32,405)
                                                       -------------  -------------  -------------   -------------
Change in unrealized appreciation / depreciation
  during the year                                           153,429       (321,576)        46,486         (63,379)
                                                       -------------  -------------  -------------   -------------
Increase (decrease) in net assets from
  operations                                                145,560       (309,592)        65,440         (65,007)
                                                       -------------  -------------  -------------   -------------
Contract transactions:
  Payments received from contract owners                     95,838         69,912         20,834          24,592
  Transfers between subaccounts
    (including fixed accounts), net                         (20,035)       (18,441)         8,886          25,613
  Transfers for contract benefits and
    terminations                                            (39,350)       (63,729)       (30,551)       (142,587)
  Contract maintenance charges                              (66,948)       (81,165)       (32,486)        (46,968)
                                                       -------------  -------------  -------------   -------------
Net increase (decrease) in net assets
  from contract transactions                                (30,495)       (93,423)       (33,317)       (139,350)
                                                       -------------  -------------  -------------   -------------
Total increase (decrease) in net assets                     115,065       (403,015)        32,123        (204,357)

Net assets at beginning of period                           511,628        914,643        300,588         504,945
                                                       -------------  -------------  -------------   -------------
Net assets at end of period                            $    626,693   $    511,628   $    332,711    $    300,588
                                                       =============  =============  =============   =============
ACCUMULATION UNITS:
  Purchases                                                  10,825          5,673          5,288           5,785
  Withdrawals                                               (13,752)       (12,364)        (7,477)        (15,343)
                                                       -------------  -------------  -------------   -------------
Net increase (decrease) in units outstanding                 (2,927)        (6,691)        (2,189)         (9,558)

Units outstanding at beginning of period                     46,915         53,606         20,011          29,569
                                                       -------------  -------------  -------------   -------------
Units outstanding at end of period                           43,988         46,915         17,822          20,011
                                                       =============  =============  =============   =============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                       Pioneer
                                                       --------------------------------------------------------------

                                                                Equity Income VCT                  Fund VCT
                                                       -------------------------------  -----------------------------
                                                              2009             2008          2009            2008
                                                       ---------------  --------------  -------------  --------------
Income:

  Dividends                                            $       10,753   $      13,724   $     11,214   $      14,777

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares          (24,385)         (5,588)       (13,054)         21,809
  Net realized gain distributions                                   -          32,594              -          40,206
                                                       ---------------  --------------  -------------  --------------
     Net realized gains (losses)                              (24,385)         27,006        (13,054)         62,015
                                                       ---------------  --------------  -------------  --------------
Change in unrealized appreciation / depreciation
  during the year                                              61,965        (221,364)       168,374        (460,927)
                                                       ---------------  --------------  -------------  --------------
Increase (decrease) in net assets from
  operations                                                   48,333        (180,634)       166,534        (384,135)
                                                       ---------------  --------------  -------------  --------------
Contract transactions:
  Payments received from contract owners                       60,200          69,240        103,354         117,793
  Transfers between subaccounts
     (including fixed accounts), net                           (7,935)        (47,399)        (6,476)        (92,948)
  Transfers for contract benefits and
     terminations                                             (18,840)        (70,893)       (27,096)        (59,491)
  Contract maintenance charges                                (63,541)        (78,971)       (94,985)       (107,913)
                                                       ---------------  --------------  -------------  --------------
Net increase (decrease) in net assets
  from contract transactions                                  (30,116)       (128,023)       (25,203)       (142,559)
                                                       ---------------  --------------  -------------  --------------
Total increase (decrease) in net assets                        18,217        (308,657)       141,332        (526,694)

Net assets at beginning of period                             369,399         678,056        696,895       1,223,589
                                                       ---------------  --------------  -------------  --------------
Net assets at end of period                            $      387,616   $     369,399   $    838,227   $     696,895
                                                       ===============  ==============  =============  ==============
ACCUMULATION UNITS:
  Purchases                                                     6,471           6,984         12,561          12,261
  Withdrawals                                                  (8,991)        (15,822)       (15,833)        (25,561)
                                                       ---------------  --------------  -------------  --------------
Net increase (decrease) in units outstanding                   (2,520)         (8,838)        (3,272)        (13,300)

Units outstanding at beginning of period                       32,011          40,849         87,260         100,560
                                                       ---------------  --------------  -------------  --------------
Units outstanding at end of period                             29,491          32,011         83,988          87,260
                                                       ===============  ==============  =============  ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                        Pioneer (continued)
                                                       ------------------------------------------------------------

                                                              Independence VCT              Mid Cap Value VCT
                                                       ----------------------------  ------------------------------
                                                            2009             2008         2009             2008
                                                       -------------  -------------  --------------  --------------
Income:

  Dividends                                            $         27   $         21   $      81,400   $      80,218

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares        (21,078)          (685)       (297,744)       (195,974)
  Net realized gain distributions                                 -              -               -         551,732
                                                       -------------  -------------  --------------  --------------
      Net realized gains (losses)                           (21,078)          (685)       (297,744)        355,758
                                                       -------------  -------------  --------------  --------------
Change in unrealized appreciation / depreciation
  during the year                                            19,838        (40,077)      1,433,317      (3,119,043)
                                                       -------------  -------------  --------------  --------------
Increase (decrease) in net assets from
  operations                                                 (1,213)       (40,741)      1,216,973      (2,683,067)
                                                       -------------  -------------  --------------  --------------
Contract transactions:
  Payments received from contract owners                      1,986          8,718         840,195       1,010,414
  Transfers between subaccounts
     (including fixed accounts), net                        (33,050)       (11,273)        (95,508)       (353,682)
  Transfers for contract benefits and
     terminations                                            (3,925)        (1,872)       (448,387)       (634,065)
  Contract maintenance charges                               (2,862)        (8,295)       (695,354)       (774,637)
                                                       -------------  -------------  --------------  --------------
Net increase (decrease) in net assets
  from contract transactions                                (37,851)       (12,722)       (399,054)       (751,970)
                                                       -------------  -------------  --------------  --------------
Total increase (decrease) in net assets                     (39,064)       (53,463)        817,919      (3,435,037)

Net assets at beginning of period                            39,064         92,527       5,018,384       8,453,421
                                                       -------------  -------------  --------------  --------------
Net assets at end of period                            $          -   $     39,064   $   5,836,303   $   5,018,384
                                                       =============  =============  ==============  ==============
ACCUMULATION UNITS:
  Purchases                                                     914          3,692          60,970          82,326
  Withdrawals                                               (10,704)        (5,724)        (82,204)       (116,284)
                                                       -------------  -------------  --------------  --------------
Net increase (decrease) in units outstanding                 (9,790)        (2,032)        (21,234)        (33,958)

Units outstanding at beginning of period                      9,790         11,822         285,723         319,681
                                                       -------------  -------------  --------------  --------------
Units outstanding at end of period                                -          9,790         264,489         285,723
                                                       =============  =============  ==============  ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                        Pioneer (continued)
                                                       -------------------------------------------------------------

                                                             Real Estate Shares VCT         Small Cap Value VCT
                                                       ------------------------------  -----------------------------
                                                              2009            2008          2009            2008
                                                       --------------  --------------  ------------   --------------
Income:

  Dividends                                            $      21,256   $      33,400   $       261    $         190

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares         (93,194)        (52,591)      (64,678)         (11,769)
  Net realized gain distributions                                  -         227,608             -           12,882
                                                       --------------  --------------  ------------   --------------
     Net realized gains (losses)                             (93,194)        175,017       (64,678)           1,113
                                                       --------------  --------------  ------------   --------------
Change in unrealized appreciation / depreciation
  during the year                                             209,432       (533,763)       59,810          (39,498)
                                                       --------------  --------------  ------------   --------------
Increase (decrease) in net assets from
  operations                                                  137,494       (325,346)       (4,608)         (38,195)
                                                       --------------  --------------  ------------   --------------
Contract transactions:
  Payments received from contract owners                       68,573         79,783         1,803           15,380
  Transfers between subaccounts
    (including fixed accounts), net                               433        (38,505)      (54,274)         (11,192)
  Transfers for contract benefits and
    terminations                                              (47,484)       (92,222)          (74)         (10,349)
  Contract maintenance charges                                (79,453)      (101,445)       (2,000)         (12,059)
                                                       --------------- --------------  ------------   --------------
Net increase (decrease) in net assets
  from contract transactions                                  (57,931)      (152,389)      (54,545)         (18,220)
                                                       --------------- --------------  ------------   --------------
Total increase (decrease) in net assets                        79,563       (477,735)      (59,153)         (56,415)

Net assets at beginning of period                             479,336        957,071        59,152          115,567
                                                       --------------- --------------  ------------   --------------
Net assets at end of period                            $      558,899  $     479,336   $         -    $      59,152
                                                       =============== ==============  ============   ==============
Accumulation units:
  Purchases                                                     7,008          6,628           526            2,382
  Withdrawals                                                 (10,101)       (12,947)       (5,474)          (3,417)
                                                       --------------- --------------  ------------   --------------
Net increase (decrease) in units outstanding                   (3,093)        (6,319)       (4,948)          (1,035)

Units outstanding at beginning of period                       27,001         33,320         4,948            5,983
                                                       --------------- --------------  ------------   --------------
Units outstanding at end of period                             23,908         27,001             -            4,948
                                                       =============== ==============  ============   ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                       DWS Scudder
                                                       -----------------------------------------------------------

                                                            Global Opportunities           Growth and Income
                                                       ----------------------------  -----------------------------
                                                            2009            2008          2009            2008
                                                       -------------  -------------  -------------  --------------
Income:

  Dividends                                            $      6,214   $          -   $      4,955   $       5,493

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares        (26,410)        33,067        (24,238)        (13,474)
  Net realized gain distributions                                 -        114,909              -          80,962
                                                       -------------  -------------  -------------  --------------
     Net realized gains (losses)                            (26,410)       147,976        (24,238)         67,488
                                                       -------------  -------------  -------------  --------------
Change in unrealized appreciation / depreciation
  during the year                                           201,080       (564,181)        97,300        (223,724)
                                                       -------------  -------------  -------------  --------------
Increase (decrease) in net assets from
  operations                                                180,884       (416,205)        78,017        (150,743)
                                                       -------------  -------------  -------------  --------------
Contract transactions:
  Payments received from contract owners                     64,155         62,099         41,207          39,993
  Transfers between subaccounts
    (including fixed accounts), net                          14,611        (42,957)        (6,852)         (2,370)
  Transfers for contract benefits and
    terminations                                            (12,903)       (98,519)       (16,191)        (17,226)
  Contract maintenance charges                              (58,033)       (77,214)       (36,611)        (36,108)
                                                       -------------  -------------  -------------  --------------
Net increase (decrease) in net assets
  from contract transactions                                  7,830       (156,591)       (18,447)        (15,711)
                                                       -------------  -------------  -------------  --------------
Total increase (decrease) in net assets                     188,714       (572,796)        59,570        (166,454)

Net assets at beginning of period                           391,172        963,968        242,101         408,555
                                                       -------------  -------------  -------------  --------------
Net assets at end of period                            $    579,886   $    391,172   $    301,671   $     242,101
                                                       =============  =============  =============  ==============
ACCUMULATION UNITS:
  Purchases                                                   6,801          4,805          8,089           5,241
  Withdrawals                                                (6,769)       (10,464)       (10,102)         (6,464)
                                                       -------------  -------------  -------------  --------------
Net increase (decrease) in units outstanding                     32         (5,659)        (2,013)         (1,223)

Units outstanding at beginning of period                     24,797         30,456         29,534          30,757
                                                       -------------  -------------  -------------  --------------
Units outstanding at end of period                           24,829         24,797         27,521          29,534
                                                       =============  =============  =============  ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                      DWS Scudder (continued)
                                                      ------------------------------------------------------------

                                                               International              Small Cap Index VIP
                                                      ----------------------------   -----------------------------
                                                             2009         2008           2009             2008
                                                      -------------  -------------   --------------  -------------
Income:

  Dividends                                           $     24,191   $     11,462    $       5,747   $      6,741

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares       (48,484)         6,355          (14,729)       (11,398)
  Net realized gain distributions                                -        149,060           21,555         42,866
                                                      -------------  -------------   --------------  -------------
     Net realized gains (losses)                           (48,484)       155,415            6,826         31,468
                                                      -------------  -------------   --------------  -------------
Change in unrealized appreciation / depreciation
  during the year                                          186,243       (651,932)          71,634       (208,466)
                                                      -------------  -------------   --------------  -------------
Increase (decrease) in net assets from
  operations                                               161,950       (485,055)          84,207       (170,257)
                                                      -------------  -------------   --------------  -------------
Contract transactions:
  Payments received from contract owners                    50,351         56,319           29,045         30,362
  Transfers between subaccounts
    (including fixed accounts), net                        (56,677)        44,783           22,025         (2,710)
  Transfers for contract benefits and
    terminations                                           (72,512)       (94,989)         (16,317)       (38,775)
  Contract maintenance charges                             (53,187)       (68,175)         (27,480)       (30,864)
                                                      -------------  -------------   --------------  -------------
Net increase (decrease) in net assets
  from contract transactions                              (132,025)       (62,062)           7,273        (41,987)
                                                      -------------  -------------   --------------  -------------
Total increase (decrease) in net assets                     29,925       (547,117)          91,480       (212,244)

Net assets at beginning of period                          504,054      1,051,171          294,376        506,620
                                                      -------------  -------------   --------------  -------------
Net assets at end of period                           $    533,978   $    504,054    $     385,856   $    294,376
                                                      =============  =============   ==============  =============
ACCUMULATION UNITS:
  Purchases                                                  8,274          9,762            8,101          4,673
  Withdrawals                                              (18,853)       (13,851)          (7,110)        (8,473)
                                                      -------------  -------------   --------------  -------------
Net increase (decrease) in units outstanding               (10,579)        (4,089)             991         (3,800)

Units outstanding at beginning of period                    51,118         55,207           28,415         32,215
                                                      -------------  -------------   --------------  -------------
Units outstanding at end of period                          40,539         51,118           29,406         28,415
                                                      =============  =============   ==============  =============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                       T. Rowe Price
                                                      --------------------------------------------------------------
                                                                Equity Income               International Stock
                                                      ------------------------------  ------------------------------
                                                           2009              2008           2009           2008
                                                      --------------  --------------  --------------  --------------
Income:

  Dividends                                           $     108,422   $     169,114   $     142,723   $     143,034

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares       (166,162)        (42,759)        (91,731)        128,663
  Net realized gain distributions                                 -         228,757               -         276,203
                                                      --------------  --------------  --------------  --------------
     Net realized gains (losses)                           (166,162)        185,998         (91,731)        404,866
                                                      --------------  --------------  --------------  --------------
Change in unrealized appreciation / depreciation
  during the year                                         1,384,280      (3,426,190)      2,336,278      (4,698,310)
                                                      --------------  --------------  --------------  --------------
Increase (decrease) in net assets from
  operations                                              1,326,540      (3,071,078)      2,387,270      (4,150,410)
                                                      --------------  --------------  --------------  --------------
Contract transactions:
  Payments received from contract owners                    879,439       1,025,562         858,383       1,018,128
  Transfers between subaccounts
     (including fixed accounts), net                         36,680        (285,575)       (263,740)        (75,169)
  Transfers for contract benefits and
     terminations                                          (453,178)       (626,974)       (472,173)       (630,694)
  Contract maintenance charges                             (712,053)       (809,907)       (691,857)       (753,023)
                                                      --------------  --------------  --------------  --------------
Net increase (decrease) in net assets
  from contract transactions                               (249,112)       (696,894)       (569,387)       (440,758)
                                                      --------------  --------------  --------------  --------------
Total increase (decrease) in net assets                   1,077,428      (3,767,972)      1,817,882      (4,591,168)

Units outstanding at beginning of period                  5,167,558       8,935,530       4,513,691       9,104,859
                                                      --------------  --------------  --------------  --------------
Units outstanding at end of period                    $   6,244,986   $   5,167,558   $   6,331,572   $   4,513,691
                                                      ==============  ==============  ==============  ==============
ACCUMULATION UNITS:
  Purchases                                                  90,857          97,450         137,681         170,574
  Withdrawals                                              (104,671)       (135,341)       (178,160)       (188,203)
                                                      --------------  --------------  --------------  --------------
Net increase (decrease) in units outstanding                (13,814)        (37,891)        (40,479)        (17,629)

Units outstanding at beginning of period                    361,614         399,505         507,082         524,711
                                                      --------------  --------------  --------------  --------------
Units outstanding at end of period                          347,800         361,614         466,603         507,082
                                                      ==============  ==============  ==============  ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                         T. Rowe Price (continued)
                                                        -----------------------------------------------------------

                                                               Limited-Term Bond             New America Growth
                                                        -----------------------------  ----------------------------
                                                              2009             2008         2009            2008
                                                        --------------  -------------  -------------  -------------
Income:

  Dividends                                             $      34,989   $     54,018   $          -   $          -

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares           (3,159)       (12,584)       (17,671)         3,867
  Net realized gain distributions                                   -              -              -         32,157
                                                        --------------  -------------  -------------  -------------
    Net realized gains (losses)                                (3,159)       (12,584)       (17,671)        36,024
                                                        --------------  -------------  -------------  -------------
Change in unrealized appreciation / depreciation
  during the year                                              48,259        (21,513)       244,385       (359,145)
                                                        --------------  -------------  -------------  -------------
Increase (decrease) in net assets from
  operations                                                   80,089         19,921        226,714       (323,121)
                                                        --------------  -------------  -------------  -------------
Contract transactions:
  Payments received from contract owners                      105,134        111,178         69,923         75,666
  Transfers between subaccounts
    (including fixed accounts), net                           (35,971)       (91,040)       (15,994)        (2,856)
  Transfers for contract benefits and
    terminations                                             (163,049)      (290,186)       (45,789)       (97,692)
  Contract maintenance charges                               (127,226)      (135,111)       (61,018)       (71,587)
                                                        --------------  -------------  -------------  -------------
Net increase (decrease) in net assets
  from contract transactions                                 (221,112)      (405,159)       (52,878)       (96,469)
                                                        --------------  -------------  -------------  -------------
Total increase (decrease) in net assets                      (141,023)      (385,238)       173,836       (419,590)

Net assets at beginning of period                           1,095,288      1,480,526        492,359        911,949
                                                        --------------  -------------  -------------  -------------
Net assets at end of period                             $     954,265   $  1,095,288   $    666,196   $    492,359
                                                        ==============  =============  =============  =============
ACCUMULATION UNITS:
  Purchases                                                    16,404         17,436          8,743          8,296
  Withdrawals                                                 (29,304)       (41,985)       (13,698)       (15,653)
                                                        --------------  -------------  -------------  -------------
Net increase (decrease) in units outstanding                  (12,900)       (24,549)        (4,955)        (7,357)

Units outstanding at beginning of period                       65,870         90,419         51,131         58,488
                                                        --------------  -------------  -------------  -------------
Units outstanding at end of period                             52,970         65,870         46,176         51,131
                                                        ==============  =============  =============  =============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

                                                         T. Rowe Price (continued)     Van Kampen
                                                        ----------------------------  ------------------------------

                                                          Personal Strategy Balanced   UIF Emerging Markets Equity
                                                        ----------------------------  ------------------------------
                                                            2009             2008          2009            2008
                                                        -------------  -------------  --------------  --------------
Income:

  Dividends                                             $     10,355   $     15,351   $           -   $           -

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of fund shares         (17,695)        (5,373)         (5,569)        184,239
  Net realized gain distributions                                  -          4,644               -         646,390
                                                        -------------  -------------  --------------  --------------
     Net realized gains (losses)                             (17,695)          (729)         (5,569)        830,629
                                                        -------------  -------------  --------------  --------------
Change in unrealized appreciation / depreciation
  during the year                                            141,896       (220,169)        920,549      (2,499,911)
                                                        -------------  -------------  --------------  --------------
Increase (decrease) in net assets from
  operations                                                 134,556       (205,547)        914,980      (1,669,282)
                                                        -------------  -------------  --------------  --------------
Contract transactions:
  Payments received from contract owners                      66,527         71,948         261,035         316,045
  Transfers between subaccounts
    (including fixed accounts), net                            9,742          8,203         (98,977)       (103,040)
  Transfers for contract benefits and
    terminations                                             (22,569)      (184,279)       (142,030)       (239,798)
  Contract maintenance charges                               (74,440)       (77,494)       (226,254)       (251,239)
                                                        -------------  -------------  --------------  --------------
Net increase (decrease) in net assets
  from contract transactions                                 (20,740)      (181,622)       (206,226)       (278,032)
                                                        -------------  -------------  --------------  --------------
Total increase (decrease) in net assets                      113,816       (387,169)        708,754      (1,947,314)

Net assets at beginning of period                            427,064        814,233       1,315,804       3,263,118
                                                        -------------  -------------  --------------  --------------
Net assets at end of period                             $    540,880   $    427,064   $   2,024,558   $   1,315,804
                                                        =============  =============  ==============  ==============
ACCUMULATION UNITS:
  Purchases                                                    8,104          6,778          25,208          33,952
  Withdrawals                                                 (9,255)       (16,007)        (33,727)        (40,712)
                                                        -------------  -------------  --------------  --------------
Net increase (decrease) in units outstanding                  (1,151)        (9,229)         (8,519)         (6,760)

Units outstanding at beginning of period                      27,394         36,623          89,269          96,029
                                                        -------------  -------------  --------------  --------------
Units outstanding at end of period                            26,243         27,394          80,750          89,269
                                                        =============  =============  ==============  ==============

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


                                                  Van Kampen (continued)
                                                  -----------------------------

                                                    UIF Core Plus Fixed Income
                                                  -----------------------------
                                                        2009            2008
                                                  --------------  -------------
Income:

  Dividends                                       $     461,968   $    347,321

Realized gains (losses) on investments:
  Net realized gains (losses) on sale of
     fund shares                                       (164,428)      (185,811)
  Net realized gain distributions                             -              -
                                                  --------------  -------------
    Net realized gains (losses)                        (164,428)      (185,811)
                                                  --------------  -------------
Change in unrealized appreciation /
  depreciation during the year                          195,654       (997,171)
                                                  --------------  -------------
Increase (decrease) in net assets from
  operations                                            493,194       (835,661)
                                                  --------------  -------------
Contract transactions:
  Payments received from contract owners                823,898      1,012,316
  Transfers between subaccounts
    (including fixed accounts), net                    (566,572)      (966,281)
  Transfers for contract benefits and
     terminations                                      (413,502)      (824,235)
  Contract maintenance charges                         (746,517)      (835,412)
                                                  --------------  -------------
Net increase (decrease) in net assets
  from contract transactions                           (902,693)    (1,613,612)
                                                  --------------  -------------
Total increase (decrease) in net assets                (409,499)    (2,449,273)

Net assets at beginning of period                     5,970,019      8,419,293
                                                  --------------  -------------
Net assets at end of period                       $   5,560,520   $  5,970,020
                                                  ==============  =============
ACCUMULATION UNITS:
  Purchases                                              87,205        154,647
  Withdrawals                                          (146,788)      (259,851)
                                                  --------------  -------------
Net increase (decrease) in units outstanding            (59,583)      (105,204)

Units outstanding at beginning of period                394,985        500,189
                                                  --------------  -------------
Units outstanding at end of period                      335,402        394,985
                                                  ==============  =============
See notes to these financial statements.

                       UNITED OF OMAHA SEPARATE ACCOUNT B

                          NOTES TO FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008


1. NATURE OF OPERATIONS
   United of Omaha Separate Account B (the "Separate Account") was established by United of Omaha Life Insurance Company ("United") on August 27, 1996, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Separate Account is a funding vehicle for individual variable life contracts. The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United's other assets and liabilities. The portion of the Separate Account's assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business United may conduct.

   A contract owner of the Separate Account may allocate funds to the fixed income account, which is part of United's general account, in addition to those subaccounts detailed below. Interests in the fixed income account have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2. SUBACCOUNTS

   The Separate Account is divided into subaccounts for which accumulation units are separately maintained. Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio. The available portfolios and subaccounts are:
   ALGER
   -----
   ALGER AMERICAN FUND

   Alger American LargeCap Growth Portfolio Class I-2 ("American Growth") Alger American SmallCap Growth Portfolio Class I-2 ("American Small
     Capitalization")

   FEDERATED
   ---------
   FEDERATED INSURANCE SERIES
   Federated Prime Money Fund II Portfolio ("Prime Money Fund II")
   Federated Fund for U.S. Government Securities II Portfolio ("Fund for U.S.
     Government Securities II")

   FIDELITY
   --------
   FIDELITY VARIABLE INSURANCE PRODUCTS
   Fidelity VIP Asset Manager: Growth Portfolio Initial Class ("VIP Asset
     Manager: Growth")
   Fidelity VIP Contrafund Portfolio Service Class ("VIP Contrafund") Fidelity VIP Index 500 Portfolio Initial Class ("VIP Index 500")

   FIDELITY VARIABLE INSURANCE PRODUCTS FUND
   Fidelity VIP Equity-Income Portfolio Initial Class ("VIP Equity Income") Fidelity VIP Mid Cap Portfolio Service Class 2 ("VIP Mid Cap")

   MFS
   ---
   MFS VARIABLE INSURANCE TRUST
   MFS Core Equity Series ("Core Equity Series")
   MFS Growth Series Portfolio Initial Class ("Emerging Growth Series") MFS High Income Series Portfolio Initial Class ("High Income Series") MFS Research Series Portfolio Initial Class ("Research Series")
   MFS Strategic Income Series Portfolio Initial Class ("Strategic Income
     Series")

   PIONEER
   -------
   PIONEER VARIABLE CONTRACTS TRUST
   Pioneer Equity Income VCT Portfolio Class II ("Equity Income VCT")
   Pioneer Fund VCT Portfolio Class II ("Fund VCT")
   Pioneer Independence VCT Portfolio Class II ("Independence VCT")
   Pioneer Mid Cap Value VCT Portfolio Class I ("Mid Cap Value VCT")
   Pioneer Real Estate Shares VCT Portfolio Class II ("Real Estate Shares VCT") Pioneer Small Cap Value VCT Portfolio Class II ("Small Cap Value VCT")

   DWS SCUDDER
   -----------
   DWS VARIABLE SERIES I
   DWS Global Opportunities VIP Class B ("Global Opportunities")
   DWS Growth and Income VIP Class B ("Growth and Income")
   DWS International VIP Class A ("International")

   DWS INVESTMENTS VIT FUNDS
   DWS Small Cap Index VIP Class A ("Small Cap Index VIP")

   T. ROWE PRICE
   -------------
   T. ROWE PRICE EQUITY SERIES, INC.
   T. Rowe Price Equity Income Portfolio ("Equity Income")
   T. Rowe Price New America Growth Portfolio ("New America Growth")
   T. Rowe Price Personal Strategy Balanced Portfolio ("Personal Strategy Balanced")

   T. ROWE PRICE INTERNATIONAL SERIES, INC.
   T. Rowe Price International Stock Portfolio ("International Stock")

   T. ROWE PRICE FIXED INCOME SERIES, INC.
   T. Rowe Price Limited-Term Bond Portfolio ("Limited-Term Bond")

   VAN KAMPEN
   ----------
   VAN KAMPEN UNIVERSAL INSTITUTIONAL FUNDS, INC.
   Van Kampen UIF Emerging Markets Equity Portfolio Class I ("UIF Emerging
     Markets Equity")
   Van Kampen UIF Core Plus Fixed Income Portfolio Class I ("UIF Core Plus Fixed
     Income")

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
   USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates and assumptions include those used in investment valuation in the absence of quoted market prices.

   SECURITY VALUATION AND RELATED INVESTMENT INCOME - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value. Transactions are recorded on a trade date basis. Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

   The investments of the Separate Account and United of Omaha Separate Account C are jointly held in accounts with the investment managers.

   FEDERAL INCOME TAXES - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal and state income tax returns of United, which is taxed as a life insurance company under the Internal Revenue Code ("IRC"). Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge, including reserves for uncertain tax provisions, is being made currently to the subaccounts of the Separate Account for federal income taxes. A charge may be made in future years for any federal income taxes that would be attributable to the contracts in the event of changes in the tax law.

   FAIR VALUE MEASUREMENTS - Current fair value guidance requires financial instruments measured at fair value to be categorized into a three-level classification. The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management. The valuation criteria is summarized as follows:

           LEVEL 1 -    Inputs are unadjusted and represent quoted prices in
                        active markets for identical assets at the measurement date.


           LEVEL 2 -    Inputs (other than quoted prices included in Level 1)
                        are either directly or indirectly observable for the asset through correlation with market data at the measurement date.



                        Inputs reflect management's best estimate of what market
                        participants would use in pricing the asset at the
           LEVEL 3 -    measurement date. Financial assets presented at fair
                        value and categorized as Level 3 are generally those that are valued using unobservable inputs.

   Each subaccount invests in shares of mutual funds, which calculate daily net asset value based on the value of the underlying securities in the portfolio. As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by the applicable fair value guidance.

4. ACCOUNT CHARGES

   CONTRACT MAINTENANCE CHARGES:
   COST OF INSURANCE CHARGE - The cost of insurance charge on single premium variable life contracts is based on the accumulation value contract year and the insured's rate class as follows:

    ACCUMULATION VALUE             PREFERRED RATE CLASS                     STANDARD RATE CLASS
-------------------------  ---------------------------------------  -----------------------------------
                              Years 1 - 10     Years 11 and later    Years 1 - 10    Years 11 and later
                           ------------------ --------------------  --------------   ------------------
$45,000 or less                    0.70 %            0.60%                1.30 %            0.94 %
Greater than $45,000               0.60 %            0.50%                1.20 %            0.84 %

   The cost of insurance for flexible premium variable life contracts is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce. The cost of insurance charge is assessed through the redemption of units.

   SURRENDER CHARGE - Upon a total surrender, partial withdrawal or if the contract's current specified amount of insurance coverage is decreased, United may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class and duration the contract has been inforce. Surrender charges are applied as a percentage of premium surrendered or withdrawn and range between 0% and 9.5% or a stated dollar amount based upon the policy's data pages depending on the product.

   TRANSFER FEES - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year. The transfer is deducted from the amount transferred on the date of the transfer.

   ADMINISTRATIVE CHARGES - United deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life contracts. Risk charges for flexible premium variable life contracts are equal to .70% of the accumulation value decreasing to .55% of accumulation value (.15% of accumulation value in excess of $25,000) after ten years. This charge is assessed through the redemption of units. United guarantees that the mortality and expense charge will not increase above these levels. For single premium variable life contracts, United deducts an administrative charge on each monthly deduction date through the redemption of units. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date. The administrative charge for flexible premium variable life contracts is $84 per year. These charges are assessed through the redemption of units.

   TAX EXPENSE CHARGE - For single premium variable life contracts, a tax expense charge is deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten contract years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses. The annual rate of this charge is 0.39% of the accumulation value and is assessed through the redemption of units. For flexible premium variable life contracts 3.75% of each contract premium payment is deducted to cover these expenses.

   COST OF RIDERS - Additional insured, accidental death benefit, and disability riders are available at a cost based on the insured's age, sex, risk and rate class, and benefit amount. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised. These charges are assessed through the redemption of units.

5. PURCHASES AND SALES OF INVESTMENTS

   The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2009 were as follows:

                                                       Purchases         Sales
                                                   -------------   -------------
     ALGER
     -----
     American Growth                               $    138,406    $    277,852
     American Small Capitalization                       69,763         156,912

     FEDERATED
     ---------
     Prime Money Fund II                                324,521         487,286
     Fund for U.S. Government Securities II              48,204         128,891

     FIDELITY
     --------
     VIP Asset Manager: Growth                           38,491          78,735
     VIP Contrafund                                     135,944         310,223
     VIP Equity Income                                   91,169         214,414
     VIP Index 500                                      416,616         900,905
     VIP Mid Cap                                         24,200          73,581

     MFS
     ---
     Core Equity Series                                 264,353         653,161
     Emerging Growth Series                              57,696         166,124
     High Income Series                                  29,169          66,378
     Research Series                                     64,677          95,171
     Strategic Income Series                             69,043         102,359

     PIONEER
     -------
     Equity Income VCT                                   36,017          66,132
     Fund VCT                                            39,504          64,707
     Independence VCT                                     2,565          40,416
     Mid Cap Value VCT                                  278,836         677,889
     Real Estate Shares VCT                              47,522         105,453
     Small Cap Value VCT                                  1,951          56,496

     DWS SCUDDER
     -----------
     Global Opportunities                                66,823          58,993
     Growth and Income                                   31,777          50,225
     International                                       34,288         166,315
     Small Cap Index VIP                                 61,353          54,082

     T. ROWE PRICE
     -------------
     Equity Income                                      360,478         609,590
     International Stock                                341,030         910,415
     Limited-Term Bond                                  120,538         341,651
     New America Growth                                  36,916          89,796
     Personal Strategy Balanced                          72,142          92,882

     VAN KAMPEN
     ----------
     UIF Emerging Markets Equity                        120,261         326,488
     UIF Core Plus Fixed Income                         312,937       1,215,630

6. ADMINISTRATION OF THE SEPARATE ACCOUNT
   During 2004, United entered into an administrative services agreement with Security Benefit Life Insurance Company ("Security Benefit") to perform administrative functions on behalf of United with respect to the contracts comprising the Separate Account. Security Benefit has performed and continues to perform the administrative services with respect to the Separate Account.

7. REINSURANCE ARRANGEMENTS
   Effective December 31, 2003, United agreed to cede to Security Benefit, on a modified coinsurance basis, certain United rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge United from its primary legal liability to a contract owner.

8. FINANCIAL HIGHLIGHTS
   A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the years ended December 31 follows.

                                                           At December 31            For the year ended December 31
                                                ------------------------------------ ------------------------------
                                                                                     Investment
                                                                Unit                   Income   Expense    Total
                                                    Units      Value      Net Assets   Ratio*   Ratio**   Return***
                                                 ----------- --------- ------------- --------- --------  ----------
ALGER
-----
American Growth - 2009                              120,817  $   16.00  $   1,934,088    0.65%     0.00%     47.57%
American Growth - 2008                              131,114      10.84      1,421,280    0.22%     0.00%    -46.15%
American Growth - 2007                              145,141      20.13      2,921,903    0.35%     0.00%     19.94%
American Growth - 2006                              165,907      16.78      2,784,580    0.12%     0.00%      5.15%
American Growth - 2005                              177,564      15.96      2,834,274    0.23%     0.00%     12.03%

American Small Capitalization - 2009                 71,595      13.52        968,519    0.00%     0.00%     45.51%
American Small Capitalization - 2008                 79,783       9.29        741,525    0.00%     0.00%    -46.60%
American Small Capitalization - 2007                 86,206      17.41      1,500,427    0.00%     0.00%     17.24%
American Small Capitalization - 2006                 93,716      14.85      1,391,278    0.00%     0.00%     20.02%
American Small Capitalization - 2005                102,262      12.37      1,264,928    0.00%     0.00%     16.88%

FEDERATED
---------
Prime Money Fund II - 2009                          565,353       1.47        828,801    0.51%     0.00%      0.45%
Prime Money Fund II - 2008                          676,356       1.46        986,900    2.60%     0.00%      2.53%
Prime Money Fund II - 2007                          614,399       1.42        874,400    4.43%     0.00%      4.78%
Prime Money Fund II - 2006                          513,362       1.36        697,306    4.72%     0.00%      4.52%
Prime Money Fund II - 2005                          522,654       1.30        679,250    2.68%     0.00%      2.70%


Fund for U.S. Government Securities II - 2009        23,922      18.95        453,360    5.22%     0.00%      5.21%
Fund for U.S. Government Securities II - 2008        28,275      18.01        509,333    5.26%     0.00%      4.28%
Fund for U.S. Government Securities II - 2007        34,292      17.27        592,377    4.25%     0.00%      6.29%
Fund for U.S. Government Securities II - 2006        39,305      16.25        638,819    3.81%     0.00%      4.14%
Fund for U.S. Government Securities II - 2005        42,308      15.61        660,313    3.88%     0.00%      2.03%

                                           At December 31             For the year ended December 31
                                   ---------------------------------- ------------------------------
                                                                       Investment
                                                 Unit                   Income   Expense   Total
                                      Units     Value     Net Assets    Ratio*   Ratio**  Return***
                                   ---------  -------- --------------  --------- --------- ---------
FIDELITY
--------

VIP Asset Manager: Growth - 2009      31,815  $ 14.32  $      455,641      1.50%     0.00%    32.91%
VIP Asset Manager: Growth - 2008      35,166    10.78         378,928      1.66%     0.00%   -35.81%
VIP Asset Manager: Growth - 2007      50,182    16.79         842,401      4.19%     0.00%    18.97%
VIP Asset Manager: Growth - 2006      57,230    14.11         807,552      2.02%     0.00%     6.99%
VIP Asset Manager: Growth - 2005      60,650    13.19         799,911      2.36%     0.00%     3.89%

VIP Contrafund - 2009                104,527    22.28       2,329,045      1.36%     0.00%    35.71%
VIP Contrafund - 2008                113,669    16.42       1,866,040      0.95%     0.00%   -42.51%
VIP Contrafund - 2007                135,112    28.56       3,858,363      0.96%     0.00%    17.59%
VIP Contrafund - 2006                146,010    24.28       3,545,805      1.29%     0.00%    11.72%
VIP Contrafund - 2005                149,508    21.74       3,249,971      0.30%     0.00%    16.94%

VIP Equity Income - 2009              79,804    15.02       1,200,014      2.14%     0.00%    30.21%
VIP Equity Income - 2008              89,626    11.53       1,033,652      2.41%     0.00%   -42.65%
VIP Equity Income - 2007             106,908    20.11       2,150,016      1.79%     0.00%     1.53%
VIP Equity Income - 2006             120,621    19.81       2,389,237      3.27%     0.00%    20.19%
VIP Equity Income - 2005             135,349    16.48       2,230,539      1.58%     0.00%     5.87%

VIP Index 500 - 2009                 588,196    14.69       8,645,089      2.43%     0.00%    26.61%
VIP Index 500 - 2008                 627,560    11.60       7,282,204      2.19%     0.00%   -37.00%
VIP Index 500 - 2007                 689,157    18.42      12,693,072      3.66%     0.00%     5.44%
VIP Index 500 - 2006                 731,900    17.47      12,784,911      1.67%     0.00%    15.73%
VIP Index 500 - 2005                 769,374    15.09      11,612,949      1.75%     0.00%     4.82%

VIP Mid Cap - 2009                     8,690    22.80         198,175      0.42%     0.00%    39.75%
VIP Mid Cap - 2008                    11,235    16.32         183,325      0.25%     0.00%   -39.61%
VIP Mid Cap - 2007                    13,142    27.02         355,095      0.50%     0.00%    15.34%
VIP Mid Cap - 2006                    13,588    23.43         318,307      0.19%     0.00%    12.40%
VIP Mid Cap - 2005                    14,626    20.84         304,817      0.00%     0.00%    18.02%

MFS
---
Core Equity Series - 2009            375,023    15.57       5,840,949      1.62%     0.00%    32.43%
Core Equity Series - 2008            403,790    11.75       4,746,231      0.81%     0.00%   -39.15%
Core Equity Series - 2007            442,175    19.32       8,542,045      0.35%     0.00%    11.15%
Core Equity Series - 2006            481,072    17.38       8,361,284      0.43%     0.00%    13.80%
Core Equity Series - 2005            486,261    15.27       7,426,577      0.73%     0.00%     1.69%

Emerging Growth Series - 2009         71,970    15.71       1,304,542      0.30%     0.00%    37.67%
Emerging Growth Series - 2008         80,444    11.41         917,926      0.23%     0.00%   -37.42%
Emerging Growth Series - 2007         93,838    18.23       1,710,929      0.00%     0.00%    21.17%
Emerging Growth Series - 2006        104,698    15.05       1,575,388      0.00%     0.00%     7.89%
Emerging Growth Series - 2005        118,020    13.95       1,645,938      0.00%     0.00%     9.19%

                                         At December 31          For the year ended December 31
                                -------------------------------- ---------------------------------
                                                                 Investment
                                             Unit                  Income   Expense     Total
                                 Units      Value    Net Assets    Ratio*    Ratio**   Return***
                                -------- --------  ------------- ---------- ---------  -----------
MFS (CONT'D)
------------

High Income Series - 2009         26,101 $  16.65  $     436,349      8.19%      0.00%      45.55%
High Income Series - 2008         28,960    11.44        331,311      9.27%      0.00%     -28.49%
High Income Series - 2007         34,990    16.00        559,790      6.59%      0.00%       1.77%
High Income Series - 2006         39,330    15.72        618,276      7.49%      0.00%      10.37%
High Income Series - 2005         38,991    14.24        555,351      7.13%      0.00%       2.16%

Research Series - 2009            43,988    14.24        626,693      1.39%      0.00%      30.54%
Research Series - 2008            46,915    10.91        511,628      0.56%      0.00%     -36.09%
Research Series - 2007            53,606    17.06        914,643      0.70%      0.00%      13.20%
Research Series - 2006            63,957    15.07        963,988      0.49%      0.00%      10.48%
Research Series - 2005            73,063    13.64        996,794      0.48%      0.00%       7.80%

Strategic Income Series - 2009    17,822    18.66        332,711      9.49%      0.00%      24.25%
Strategic Income Series - 2008    20,011    15.02        300,588      7.64%      0.00%     -12.04%
Strategic Income Series - 2007    29,569    17.08        504,945      4.05%      0.00%       3.69%
Strategic Income Series - 2006    25,865    16.47        425,975      4.17%      0.00%       6.67%
Strategic Income Series - 2005    17,437    15.44        269,213      6.01%      0.00%       1.89%

PIONEER
-------
Equity Income VCT - 2009          29,491    13.14        387,616      2.84%      0.00%      13.89%
Equity Income VCT - 2008          32,011    11.54        369,399      2.62%      0.00%     -30.48%
Equity Income VCT - 2007          40,849    16.60        678,056      2.55%      0.00%       0.54%
Equity Income VCT - 2006          49,120    16.51        810,949      2.33%      0.00%      22.12%
Equity Income VCT - 2005          42,579    13.52        575,617      2.15%      0.00%       5.52%

Fund VCT - 2009                   83,988     9.98        838,227      1.46%      0.00%      24.91%
Fund VCT - 2008                   87,260     7.99        696,895      1.54%      0.00%     -34.36%
Fund VCT - 2007                  100,560    12.17      1,223,589      0.99%      0.00%       4.79%
Fund VCT - 2006                  110,413    11.61      1,282,119      1.11%      0.00%      16.35%
Fund VCT - 2005                  111,087     9.98      1,108,643      1.11%      0.00%       5.93%

Independence VCT - 2009                -        -              -      0.13%      0.00%       0.00%
Independence VCT - 2008            9,790     3.99         39,064      0.03%      0.00%     -49.02%
Independence VCT - 2007           11,822     7.83         92,527      0.00%      0.00%       7.44%
Independence VCT - 2006           11,963     7.28         87,148      0.00%      0.00%       9.02%
Independence VCT - 2005           11,890     6.68         79,450      0.58%      0.00%       3.19%

Mid Cap Value VCT - 2009         264,489    22.06      5,836,303      1.50%      0.00%      25.58%
Mid Cap Value VCT - 2008         285,723    17.56      5,018,384      1.19%      0.00%     -33.58%
Mid Cap Value VCT - 2007         319,681    26.44      8,453,421      0.81%      0.00%       5.58%
Mid Cap Value VCT - 2006         346,723    25.05      8,683,793      0.98%      0.00%      12.59%
Mid Cap Value VCT - 2005         357,325    22.24      7,948,515      0.30%      0.00%       7.88%

                                        At  December 31              For the year ended December 31
                               ------------------------------------- --------------------------------
                                                                     Investment
                                             Unit                       Income    Expense     Total
                                   Units     Value       Net Assets     Ratio*    Ratio**   Return***
                               ----------  ---------   ------------- ---------- ---------- ----------
PIONEER (CONT'D)
----------------

Real Estate Shares VCT - 2009      23,908  $   23.37   $     558,899      4.09%      0.00%     31.64%
Real Estate Shares VCT - 2008      27,001      17.75         479,336      4.65%      0.00%    -38.19%
Real Estate Shares VCT - 2007      33,320      28.72         957,071      3.00%      0.00%    -18.89%
Real Estate Shares VCT - 2006      37,484      35.41       1,327,371      2.58%      0.00%     36.82%
Real Estate Shares VCT - 2005      42,686      25.88       1,104,756      3.31%      0.00%     15.14%

Small Cap Value VCT - 2009              -          -               -      0.89%      0.00%      0.00%
Small Cap Value VCT - 2008          4,948      11.95          59,152      0.22%      0.00%    -38.11%
Small Cap Value VCT - 2007          5,983      19.32         115,567      0.52%      0.00%     -7.18%
Small Cap Value VCT - 2006          5,762      20.81         119,901      0.00%      0.00%     14.14%
Small Cap Value VCT - 2005          5,098      18.23          92,945      0.00%      0.00%     11.10%

DWS SCUDDER
-----------
Global Opportunities - 2009        24,829      23.29         579,886      1.28%      0.00%     47.66%
Global Opportunities - 2008        24,797      15.77         391,172      0.00%      0.00%    -50.16%
Global Opportunities - 2007        30,456      31.65         963,968      1.00%      0.00%      8.92%
Global Opportunities - 2006        32,275      29.06         937,903      0.92%      0.00%     21.88%
Global Opportunities - 2005        34,043      23.84         811,681      0.36%      0.00%     18.06%

Growth and Income - 2009           27,521      10.95         301,671      1.82%      0.00%     33.64%
Growth and Income - 2008           29,534       8.20         242,101      1.69%      0.00%    -38.29%
Growth and Income - 2007           30,757      13.28         408,555      0.84%      0.00%      1.00%
Growth and Income - 2006           31,451      13.15         413,645      0.58%      0.00%     13.28%
Growth and Income - 2005           32,747      11.61         380,194      1.00%      0.00%      5.73%


International - 2009               40,539      13.17         533,978      4.66%      0.00%     33.52%
International - 2008               51,118       9.86         504,054      1.47%      0.00%    -48.21%
International - 2007               55,207      19.04       1,051,171      2.51%      0.00%     14.59%
International - 2006               61,723      16.62       1,025,629      1.81%      0.00%     25.91%
International - 2005               67,881      13.20         895,831      1.58%      0.00%     16.17%


Small Cap Index VIP - 2009         29,406      13.11         385,856      1.69%      0.00%     26.57%
Small Cap Index VIP - 2008         28,415      10.36         294,376      1.68%      0.00%    -34.12%
Small Cap Index VIP - 2007         32,215      15.73         506,620      0.91%      0.00%     -1.90%
Small Cap Index VIP - 2006         37,402      16.03         599,567      0.66%      0.00%     17.49%
Small Cap Index VIP - 2005         39,941      13.64         544,957      0.63%      0.00%      4.26%

T. ROWE PRICE
-------------
Equity Income - 2009              347,800      17.95       6,244,986      1.90%      0.00%     25.60%
Equity Income - 2008              361,614      14.29       5,167,558      2.40%      0.00%    -36.11%
Equity Income - 2007              399,505      22.37       8,935,530      1.73%      0.00%      3.26%
Equity Income - 2006              424,693      21.66       9,198,648      1.56%      0.00%     18.97%
Equity Income - 2005              436,783      18.21       7,952,126      1.58%      0.00%      3.92%

                                          At December 31            For the year ended December 31
                                  --------------------------------- ------------------------------
                                                                      Investment
                                                 Unit                  Income   Expense  Total
                                      Units     Value    Net Assets    Ratio*   Ratio**  Return***
                                  -----------  -------- ----------- --------- --------- ----------
T. ROWE PRICE (CONT'D)
---------------------
International Stock - 2009            466,603  $  13.56 $ 6,331,572     2.63%     0.00%     52.39%
International Stock - 2008            507,082      8.90   4,513,691     2.10%     0.00%    -48.70%
International Stock - 2007            524,711     17.35   9,104,859     1.40%     0.00%     13.03%
International Stock - 2006            584,365     15.35   8,970,836     1.16%     0.00%     19.09%
International Stock - 2005            623,483     12.89   8,036,964     1.65%     0.00%     16.03%

Limited-Term Bond - 2009               52,970     18.01     954,265     3.41%     0.00%      8.29%
Limited-Term Bond - 2008               65,870     16.63   1,095,288     4.19%     0.00%      1.55%
Limited-Term Bond - 2007               90,419     16.37   1,480,526     4.23%     0.00%      5.48%
Limited-Term Bond - 2006              101,951     15.52   1,582,654     3.95%     0.00%      4.08%
Limited-Term Bond - 2005              114,822     14.91   1,712,542     3.54%     0.00%      1.72%

New America Growth - 2009              46,176     14.42     666,196     0.00%     0.00%     49.76%
New America Growth - 2008              51,131      9.63     492,359     0.00%     0.00%    -38.24%
New America Growth - 2007              58,488     15.59     911,949     0.00%     0.00%     13.78%
New America Growth - 2006              63,728     13.70     873,310     0.05%     0.00%      7.33%
New America Growth - 2005              71,213     12.77     909,235     0.00%     0.00%      4.47%

Personal Strategy Balanced - 2009      26,243     20.60     540,880     2.14%     0.00%     32.12%
Personal Strategy Balanced - 2008      27,394     15.59     427,064     2.47%     0.00%    -29.88%
Personal Strategy Balanced - 2007      36,623     22.23     814,233     2.02%     0.00%      7.61%
Personal Strategy Balanced - 2006      43,792     20.66     904,746     2.12%     0.00%     11.85%
Personal Strategy Balanced - 2005      42,429     18.47     783,708     1.84%     0.00%      6.43%

                                              At December 31            For the year ended December 31
                                     ---------------------------------- -------------------------------
                                                                         Investment
                                                    Unit                   Income   Expense    Total
                                         Units     Value    Net Assets     Ratio*   Ratio**   Return***
                                     ---------- --------- ------------- ---------- --------- ----------
VAN KAMPEN
----------
UIF Emerging Markets Equity - 2009       80,750 $   25.03 $   2,024,558      0.00%     0.00%     69.84%
UIF Emerging Markets Equity - 2008       89,269     14.74     1,315,804      0.00%     0.00%    -56.62%
UIF Emerging Markets Equity - 2007       96,029     33.98     3,263,118      0.47%     0.00%     40.45%
UIF Emerging Markets Equity - 2006      117,233     24.19     2,836,361      0.74%     0.00%     37.14%
UIF Emerging Markets Equity - 2005      134,291     17.64     2,369,108      0.40%     0.00%     33.85%

UIF Core Plus Fixed Income - 2009       335,402     16.57     5,560,520      8.01%     0.00%      9.64%
UIF Core Plus Fixed Income - 2008       394,985     15.11     5,970,020      4.83%     0.00%    -10.20%
UIF Core Plus Fixed Income - 2007       500,189     16.83     8,419,293      3.67%     0.00%      5.45%
UIF Core Plus Fixed Income - 2006       512,012     15.96     8,172,635      4.03%     0.00%      3.73%
UIF Core Plus Fixed Income - 2005       485,714     15.39     7,474,018      3.59%     0.00%      4.21%

*These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying portfolio in which the subaccount invests.

**These ratios represent the annualized contract expenses of the Separate Account for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded. There were no expenses that resulted in a direct reduction to unit values.

***These amounts represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Separate Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period or liquidation date.

                                     PART C

                                OTHER INFORMATION


Item 27.   Exhibits


(a)  Board of Directors Resolutions.

     Resolution of the Board of Directors of United of Omaha establishing United of Omaha Variable Account B. (1)

(b)  Custodian Agreements. Not Applicable.

(c)  Underwriting Contracts.

     1) Principal Underwriter Agreement by and between United of Omaha Life Insurance Company, on its own behalf and on behalf of the Variable Account, and Mutual of Omaha Investor Services, Inc. (1)

     2) Form of Broker/Dealer Supervision and Sales Agreement by and between Mutual of Omaha Investor Services, Inc. and the Broker/Dealer. (2)

     3)   Commission Schedule for Policies. (4)

(d)  Contracts.

     1) Form of Policy for the ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy. (3)

     2)   Form of Riders to the Policy. (3)

     3)   Optional Paid-Up Life Insurance Rider. (7)

     4)   Systematic Transfer Enrollment Program Endorsement to the Policy. (5)

(e)  Applications.

     Form of Application for the ULTRA VARIABLE LIFE flexible premium variable universal life insurance policy. (4)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     1)   Articles of Incorporation of United of Omaha Life Insurance Company.
          (2)

     2)   By-Laws of United of Omaha Life Insurance Company. (9)

(g) Reinsurance Contracts. Coinsurance Agreement between United of Omaha Life Insurance Company and Security Benefit Life Insurance Company. (1(2))

(h)  Participation Agreements.

     1.   a)   Participation Agreement among The Alger American Fund, Fred Alger
               Management, Inc. and United of Omaha Life Insurance Company. (2)

          b) Amendment No. 1 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 2 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 3 to the Participation Agreement among The Alger American Fund, Fred Alger Management, Inc. and United of Omaha Life Insurance Company. (11)

          e) Rule 22c-2 Agreement between Fred Alger & Company, Incorporated and United of Omaha Life Insurance Company. (1(3))

     2.   a)   Fund Participation Agreement among United of Omaha Life Insurance
               Company, Insurance Management Series, and Federated Securities
               Corp. (2)

          b) Amendment No. 1 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 2 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 3 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (11)

          e) Amendment No. 4 to the Participation Agreement among Federated Insurance Series, formerly Insurance Management Series, Federated Securities Corp. and United of Omaha Life Insurance Company. (11)

          f) Shareholder Information Agreement between Federated Securities Corp. and United of Omaha Life Insurance Company. (1(3))

     3.   a)   Participation Agreement among Variable Insurance Products Fund
               II, Fidelity Distributors Corporation and United of Omaha Life
               Insurance Company. (2)

          b) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 4 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          e) Amendment No. 5 to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (10)

          f) Sixth Amendment to the Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (11)

          g) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          h) Amendment No. 1 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          i) Amendment No. 2 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (9)

          j) Amendment No. 3 to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (10)

          k) Fourth Amendment to the Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (11)

          l) Rule 22c-2 Shareholder Information Agreement Related to Variable Insurance Products between Fidelity Distributors Corporation and United of Omaha Life Insurance Company. (1(3))

     4.   a)   Amended and Restated Participation Agreement among MFS Variable
               Insurance Trust, United of Omaha Life Insurance Company and
               Massachusetts Financial Services Company. (10)

          b) Amendment No. 1 to the Amended and Restated Participation Agreement among MFS Variable Insurance Trust, United of Omaha Life Insurance Company and Massachusetts Financial Services Company. (11)

          c) Rule 22c-2 Shareholder Information Agreement between MFS Fund Distributors, Inc. and United of Omaha Life Insurance Company. (1(3))

     5.   a)   Participation Agreement among Pioneer Variable Contracts Trust,
               Pioneer Funds Distributor, Inc. and United of Omaha Life
               Insurance Company. (9)

          b) Amendment No. 1 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)

          c) Amendment No. 2 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (9)

          d) Amendment No. 3 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (11)

          e) Amendment No. 4 to the Participation Agreement among Pioneer Variable Contracts Trust, Pioneer Funds Distributor, Inc. and United of Omaha Life Insurance Company. (11)

     6.   a)   Participation Agreement by and between Scudder Variable Life
               Insurance Fund and United of Omaha Life Insurance Company. (2)

          b) Amendment No. 1 to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund. (9)

          c) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, Companion Life Insurance Company and Scudder Variable Life Investment Fund (now known as Scudder Variable Series I). (11)

          d) Rule 22c-2 Letter Agreement between DWS Scudder Distributors, Inc. and United of Omaha Life Insurance Company. (1(3))

     7.   a)   Participation Agreement among United of Omaha Life Insurance
               Company, Companion Life Insurance Company, DWS Variable Series
               II, DWS Scudder Distributors, Inc. and Deutsche Investment
               Management Americas Inc. (1(3))

     8.   a)   Participation Agreement among T. Rowe Price International Series,
               T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series,
               T. Rowe Price Investment Services, Inc. and United of Omaha Life
               Insurance Company. ((1)(3))

          b) Amended Schedule A effective May 31, 1995 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

          c) Amended Schedule A effective May 1, 1997 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

          d) Amended Schedule A effective August 6, 1999 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (9)

          e) Amended Schedule A effective November 22, 2002 to the Participation Agreement among T. Rowe Price International Series,
               T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series,
               T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (11)

          f) Amendment No. 1 to the Participation Agreement among T. Rowe Price International Series, T. Rowe Price Equity Series, T. Rowe Price Fixed Income Series, T. Rowe Price Investment Services, Inc. and United of Omaha Life Insurance Company. (11)

          g) T. Rowe Price Funds Rule 22c-2 Shareholder Information Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc. and United of Omaha Life Insurance Company. (1(3))

     9.   a)   Participation Agreement among Morgan, Stanley Universal Funds,
               Inc., Morgan Stanley Asset Management, Inc., Miller Anderson &
               Sherrerd LLP, and United of Omaha Life. (6)

          b) Amendment No. 1 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), and Morgan Stanley Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.). (11)

          c) Amendment No. 2 to the Participation Agreement among United of Omaha Life Insurance Company, The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), and Morgan Stanley Investment Management, Inc. (formerly Morgan Stanley Asset Management Inc.). (11)

          d) The Universal Institutional Funds, Inc. Shareholder Information Agreement between Morgan Stanley Distribution, Inc. and United of Omaha Life Insurance Company. (1(3))

     10.  a)   Participation Agreement among BT Insurance Funds Trust, Bankers
               Trust Company and United of Omaha Life Insurance Company. (8)

          b) Amendment No. 1 to the Fund Participation Agreement among Deutsche Asset Management VIT Funds, formerly BT Insurance Funds Trust, Bankers Trust Company and United of Omaha Life Insurance Company. (10)

(i) Administrative Contracts. Administrative Services Agreement between United of Omaha Life Insurance Company and Security Benefit Life Insurance Company. (1(2))

(j)  Other Material Contracts. Not Applicable.

(k)  Legal Opinion.

     1)   Opinion and Consent of Michael E. Huss.

(l)  Actuarial Opinion. Not applicable.

(m)  Calculations. Not applicable.

(n)  Other Opinions.

     1)   Consent of Independent Auditors.
     2)   Consent of Independent Registered Public Accounting Firm.

(o)  Omitted Financial Statements. Not Applicable.

(p)  Initial Capital Agreements. Not Applicable.

(q) Redeemability Exemption. Issuance, transfer and redemption procedures memorandum. (4)

(r)  Powers of Attorney. (14)

(1) Incorporated herein by reference to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on December 27, 1996 (File No. 333-18881).

(2) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 24, 1997 (File No. 333-89848).

(3) Incorporated herein by reference to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on September 15, 1997 (File No. 333-35587).

(4) Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement for United of Omaha Separate Account B filed on February 5, 1998 (File No. 333-35587).

(5) Incorporated herein by reference to the Post-Effective Amendment No. 1 to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed with the Securities and Exchange Commission on April 16, 1998 (File No. 333-18881).

(6) Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed with the Securities and Exchange Commission on April 16, 1998 (File No. 333-89848).

(7) Incorporated herein by reference to the Post-Effective Amendment No. 3 to the Registration Statement on Form S-6 for United of Omaha Separate Account B filed on April 26, 1999 (File No. 33-35587).

(8) Incorporated herein by reference to the Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed with the Securities and Exchange Commission on April 26, 2000 (File No. 333-89848).

(9) Incorporated herein by reference to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on January 22, 2001 (File No. 333-54112).

(10) Incorporated herein by reference to the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 29, 2002 (File No. 333-54112).

(11) Incorporated herein by reference to the Post-Effective Amendment No. 4 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on February 27, 2004 (File No. 333-54112).

(12) Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 29, 2005 (File No. 033-89848).

(13) Incorporated herein by reference to the Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 for United of Omaha Separate Account C filed on April 27, 2007 (File No. 033-89848).

(14) Incorporated herein by reference to the Post-Effective Amendment No. 17 to the Registration Statement on Form N-6 for United of Omaha Separate Account B filed on April 29, 2009 (File No. 333-35587) and as included in this filing.

Item 28.   Directors and Officers of the Depositor

NAME AND PRINCIPAL BUSINESS ADDRESS*                     POSITION AND OFFICES WITH DEPOSITOR
------------------------------------                     -----------------------------------
Robert L. Clarke....................................     Director
W. Gary Gates.......................................     Director
Jeffrey M. Heller...................................     Director
Derek R. McClain....................................     Director
James G. McFarlane..................................     Director
Paula R. Meyer......................................     Director
Richard W. Mies.....................................     Director
Daniel P. Neary.....................................     Chairman of the Board, CEO and Director

NAME AND PRINCIPAL BUSINESS ADDRESS*                     POSITION AND OFFICES WITH DEPOSITOR
------------------------------------                     -----------------------------------
Anthony J. Principi.................................     Director
Richard C. Anderl...................................     Executive Vice President and General Counsel
James L. Blackledge.................................     Executive Vice President (Information Services)
David A. Diamond....................................     Executive Vice President, Chief Financial Officer and
                                                         Treasurer
Michael E. Huss.....................................     Senior Vice President, Deputy General Counsel and
                                                         Corporate Secretary
Daniel P. Martin....................................     Executive Vice President (Group Benefit Services)
Madeline R. Rucker..................................     Executive Vice President (Customer Service)
Stacy A. Scholtz....................................     Executive Vice President (Corporate Services)
Michael C. Weekly...................................     Executive Vice President (Individual Financial Services)
Richard A. Witt ....................................     Executive Vice President and Chief Investment Officer

--------------------------------------------------------------------------------

* The principal business address for each officer and director is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant

           All subsidiaries are wholly owned and controlled.


----------------------------------------------------------- ----------------- --------------------------------------
                                                                                       PERCENT OF VOTING
                           NAME                               JURISDICTION              SECURITIES OWNED
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha Insurance Company                               Nebraska      Self Owned and Controlled
----------------------------------------------------------- ----------------- --------------------------------------
Continuum Worldwide Corporation                                 Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
East Campus Realty, LLC                                         Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
KFS Corporation                                                 Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
KFS IA, Inc.                                                    Nebraska      100% Subsidiary of KFS Corporation
----------------------------------------------------------- ----------------- --------------------------------------
KFS BD, Inc.                                                    Nebraska      100% Subsidiary of KFS Corporation
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha Holdings, Inc.                                  Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Holdings Rowco, Inc.                                            Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha Investor Services, Inc.                         Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha Marketing Corporation                           Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Holdings, Inc
----------------------------------------------------------- ----------------- --------------------------------------
Omaha Insurance Company                                         Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
Retirement Marketing Solutions, Inc.                            Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
Omaha Financial Holdings, Inc.                                  Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha LoanPro, L.L.C.                                 Nebraska      100% Subsidiary of Omaha Financial
                                                                              Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
Mutual of Omaha Bank                                             Federal      100% Subsidiary of Omaha Financial
                                                              Savings Bank    Holdings, Inc.
----------------------------------------------------------- ----------------- --------------------------------------
CondoCerts.com, Inc.                                            Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Bank
----------------------------------------------------------- ----------------- --------------------------------------

----------------------------------------------------------- ----------------- --------------------------------------
                                                                                       PERCENT OF VOTING
                           NAME                               JURISDICTION              SECURITIES OWNED
----------------------------------------------------------- ----------------- --------------------------------------
The Omaha Indemnity Company                                    Wisconsin      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
United of Omaha Life Insurance Company                          Nebraska      100% Subsidiary of Mutual of Omaha
                                                                              Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Companion Life Insurance Company                                New York      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Fulcrum Growth Partners, L.L.C.                                 Delaware      80% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Fulcrum Growth Partners III, L.L.C.                             Delaware      80% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Omaha Life Insurance Company                                    Nebraska      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
Omaha Reinsurance Company                                       Nebraska      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
UM Holdings, LLC                                                Nebraska      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
UM Holdings II, LLC                                             Nebraska      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------
United World Life Insurance Company                             Nebraska      100% Subsidiary of United of Omaha
                                                                              Life Insurance Company
----------------------------------------------------------- ----------------- --------------------------------------

Item 30.   Indemnification

                           The Nebraska Business Corporation Act provides for
                      permissive indemnification of officers and directors in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Nebraska Business Corporation Act also specifies procedures for determining when indemnification payments can be made.

                           With respect to indemnification, Article XI of
                      United's Articles of Incorporation provides as follows:

                           An outside director of the Company shall not be
                      personally liable to the Company or its Stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for: (i) any act or omission not in good faith which involves intentional misconduct or a knowing violation of the law; (ii) any transaction from which the outside director derived an improper direct or indirect financial benefit; (iii) paying or approving a dividend which is in violation of Nebraska law; (iv) any act or omission which violates a declaratory or injunctive order obtained by the Company or its Stockholders; and (v) any act or omission occurring prior to the effective date of the amendments to the Articles of Incorporation of the Company incorporating this ARTICLE XI.

                           For purposes of this ARTICLE XI, an outside director
                      shall mean a member of the Board of Directors who is not an officer or a person who may control the conduct of the Company through management agreements, voting trusts, directorships in related corporations, or any other device or relationship.

                           If the Nebraska Business Corporation Act is amended
                      after approval by the Stockholders of this ARTICLE XI to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the

                      Company shall be eliminated or limited to the fullest extent permitted by the Nebraska Business Corporation Act as so amended.

                           Any repeal or modification of the foregoing ARTICLE
                      XI by the Stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of such repeal or modification.

                           With respect to indemnification, Article XII of
                      United's Articles of Incorporation provides as follows:

                           To the fullest extent permitted by law, the
                      Corporation shall indemnify any person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, by reason of the fact that such person is or was a director of the Corporation, or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another domestic or foreign corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other entity, against expenses including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding; PROVIDED HOWEVER, that this indemnity shall not protect a director against liability for (i) receipt of a financial benefit to which he or she is not entitled, (ii) an intentional infliction of harm on the corporation or its members, (iii) a violation of section 21-2096 of the Nebraska Business Corporation Act, or (iv) an intentional violation of criminal law; and PROVIDED FURTHER HOWEVER, that this indemnity shall not protect a director against liability in connection with a proceeding by or in the right of the Corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that such person has met the relevant standard of conduct in section 21-20,103 of the Nebraska Business Corporation Act.

                           To the fullest extent permitted by law, before final
                      disposition of an action, suit, or proceeding, whether civil, criminal, administrative, arbitrative or investigative, and whether formal or informal, the Corporation shall advance funds to pay for or reimburse the reasonable expenses incurred by a director of the Corporation, who is a party to such action, suit or proceeding because he or she is a director of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, member, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, employee benefit plan or other entity if he or she delivers to the Corporation: (a) a written affirmation of his or her good faith belief that he or she has met the relevant standard of conduct or that the proceeding involves conduct for which liability has been eliminated under a provision of these Articles of Incorporation as authorized by the Nebraska Business Corporation Act; and
                      (b) his or her written undertaking to repay any funds advanced if he or she is not entitled to mandatory indemnification under section 21-20,104 of the Nebraska Business Corporation Act and it is ultimately determined under section 21-20,106 or section 20,107 of the Nebraska Business Corporation Act that he or she has not met the relevant standard of conduct described in section 21-20,103 of the Nebraska Business Corporation Act. This undertaking shall be an unlimited general obligation of the director and shall not be required to be secured. It may be accepted without reference to the financial ability of the director to make repayment.

                           Insofar as indemnification for liability arising
                      under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter Mutual of Omaha Investor Services, Inc., Mutual of Omaha Plaza, Omaha, NE 68132

(a) Other Activity. In addition to United of Omaha Separate Account B, Mutual of Omaha Investor Services, Inc. is the principal underwriter for policies offered by United of Omaha Life Insurance Company through United of Omaha Separate Account C and offered by Companion Life Insurance Company through Companion Life Separate Account C and Companion Life Separate Account B.

(b) Management. The directors and principal officers of Mutual of Omaha Investor Services, Inc. are as follows:

                 NAME AND PRINCIPAL                       POSITIONS AND OFFICES
                 BUSINESS ADDRESS*                        WITH MUTUAL OF OMAHA INVESTOR SERVICES, INC.
                 -----------------                        --------------------------------------------
                 Richard C. Anderl                        Director
                 David A. Diamond                         Director
                 John L. Haver                            Director
                 Richard A. Witt                          Director
                 Keith J. Kelly                           President
                 Amy J. Owens                             Vice President and Assistant Treasurer
                 Michael E. Huss                          Vice President and Corporate Secretary
                 Michael A. Larkin                        Vice President and Chief Securities Compliance
                                                          Officer
                 David A. Diamond                         Treasurer

    *Principal business address is Mutual of Omaha Plaza, Omaha, Nebraska 68175.

(c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

               (1)                      (2)                  (3)                (4)                (5)
             NAME OF             NET UNDERWRITING
            PRINCIPAL              DISCOUNTS AND      COMPENSATION ON        BROKERAGE            OTHER
           UNDERWRITER              COMMISSIONS          REDEMPTION         COMMISSIONS        COMPENSATION
           -----------              -----------          ----------         -----------        ------------
         Mutual of Omaha                 0                  None              176,901              N/A
     Investor Services, Inc.

Item 32.   Location of Accounts and Records

           The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by United of Omaha at Mutual of Omaha Plaza, Omaha, Nebraska 68175.

Item 33.   Management Services

           All management contracts are discussed in Part A or Part B.

Item 34.   Fee Representation

           United of Omaha Life Insurance Company represents that the aggregate charges under the Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by United of Omaha Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, United of Omaha Life Insurance Company and United of Omaha Separate Account B certify that this Amendment meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and that they have duly caused this Post-Effective Amendment Number 18 to the Registration Statement on Form N-6 to be signed on their behalf by the undersigned, duly authorized, in the City of Omaha and State of Nebraska, on the 29th day of April 2009.

                                          UNITED OF OMAHA SEPARATE ACCOUNT B
                                          (REGISTRANT)


                                          UNITED OF OMAHA LIFE INSURANCE COMPANY
                                          (DEPOSITOR)

                                          By    /s/ Michael E. Huss
                                                --------------------
                                                MICHAEL E. HUSS
                                                Senior Vice President, Deputy
                                                General Counsel and Corporate
                                                Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                 SIGNATURES                                            TITLE                               DATE
                 ----------                                            -----                               ----

/s/ *                                                 Chairman and Chief Executive Officer               4/29/10
---------------------------------------------         (Principal Executive Officer)
              DANIEL P. NEARY

/s/ *                                                 Chief Financial Officer and Treasurer              4/29/10
---------------------------------------------         (principal financial and accounting officer)
              DAVID A. DIAMOND

/s/ *                                                 Director                                           4/29/10
---------------------------------------------
              ROBERT L. CLARKE

/s/ *                                                 Director                                           4/29/10
---------------------------------------------
               W. GARY GATES

/s/ *                                                 Director                                           4/29/10
---------------------------------------------
             JEFFREY M. HELLER

/s/ *                                                 Director                                           4/29/10
---------------------------------------------
              DEREK R. MCCLAIN

/s/ *                                                 Director                                           4/29/10
---------------------------------------------
             JAMES G. MCFARLANE

/s/*                                                  Director                                           4/29 /10
---------------------------------------------
               PAULA R. MEYER

/s/ *                                                 Director                                           4/29/10
---------------------------------------------
              RICHARD W. MIES

/s/ *                                                 Director                                           4/29/10
---------------------------------------------
              DANIEL P. NEARY

/s/ *                                                 Director                                           4/29/10
---------------------------------------------
            ANTHONY J. PRINCIPI

By:     /s/ Michael E. Huss                                                                              4/29/10
        -------------------------------------
        Attorney-in-Fact

Pursuant to Power of Attorney
*Signed by Michael E. Huss under Powers of Attorney effective indefinitely as of March 6, 2009 and September 23, 2009.

                                  EXHIBIT INDEX
                                  -------------

EXHIBIT #             DESCRIPTION OF EXHIBIT

27(k)                 Opinion and Consent of Counsel.

27(n)(1)              Consent of Independent Auditors.

27(n)(2)              Consent of Independent Registered Public Accounting Firm.

27(r)                 Power of Attorney.